                                    ANNUAL REPORT
                                                               DECEMBER 31, 1997



                                        [LOGO]




BNY HAMILTON FUNDS

-    BNY HAMILTON EQUITY
     INCOME FUND

-    BNY HAMILTON LARGE
     CAP GROWTH FUND

-    BNY HAMILTON SMALL
     CAP GROWTH FUND

-    BNY HAMILTON
     INTERNATIONAL
     EQUITY FUND

-    BNY HAMILTON
     INTERMEDIATE
     GOVERNMENT FUND

-    BNY HAMILTON
     INTERMEDIATE
     INVESTMENT
     GRADE FUND

-    BNY HAMILTON
     INTERMEDIATE
     NEW YORK
     TAX-EXEMPT FUND

-    BNY HAMILTON
     INTERMEDIATE
     TAX-EXEMPT FUND

-    BNY HAMILTON
     MONEY FUND

-    BNY HAMILTON
     TREASURY
     MONEY FUND




BNY HAMILTON FUNDS

                                      [PICTURE]




BNY HAMILTON DISTRIBUTORS, INC., IS THE FUNDS' DISTRIBUTOR AND IS UNAFFILIATED WITH THE BANK OF NEW YORK, THE INVESTMENT ADVISER.


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Premier shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Classic Shares of BNY Hamilton Money Fund, Equity Funds, Taxable Fixed Income Funds or Tax-Exempt Fixed Income Funds

For additional prospectuses which contain more complete information, including charges and expenses, call 1-800-426-9363. Please read the prospectus carefully before investing or sending money.


INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS, ARE NEITHER GUARANTEED BY NOR OBLIGATIONS OF THE BANK OF NEW YORK AND ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

[LOGO]  CHAIRMAN'S LETTER

Dear Shareholder:

We are pleased to provide you this 1997 Annual Report for the BNY Hamilton
Funds.

The past year was a period of significant growth and achievement for the BNY Hamilton Funds. Total assets increased from $1.40 billion to $3.97 billion as we expanded the number of Funds in our family from four to ten. Our three new equity Funds - the BNY Hamilton Large Cap Growth, Small Cap Growth and International Equity Funds - provide investors with access to a substantially broader array of stock market opportunities here and abroad. Our new Intermediate Investment Grade, Intermediate Tax-Exempt and Treasury Money Funds similarly expand the array of fixed income opportunities open to our investors.

1997 was also a year of extraordinary performance for financial markets in the U.S. and many other regions of the world. At the same time, however, the unfolding of the financial crisis in Asia during the latter part of the year served to remind investors of the benefits of diversification and the need to be constantly alert to changing investment conditions. In the accompanying letters and interviews, The Bank of New York investment professionals who manage the BNY Hamilton Funds discuss their outlook and the strategies they are employing to assure that the Funds continue to meet their stated investment goals in all types of market environments.

Whether you own one or several BNY Hamilton Funds, I encourage you to read the entire report for a better understanding of the risks and potential rewards associated with investing in the Funds. Please contact your BNY Hamilton Funds representative with any questions about the Funds and how they may help you meet your financial goals. If you would like a prospectus on any of the Funds, please call 1-800-4BNY-FND (1-800-426-9363). Please read the prospectus carefully before you invest.

Thank you for the confidence you have placed in the BNY Hamilton Funds.

Sincerely,

/s/ Edward L. Gardner
Edward L. Gardner
Chairman of the Board

[LOGO]  INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

We began 1997 convinced that investors had good reason to remain bullish. Even after two years of outstanding gains, our judgment was that prospects for a moderately expanding economy, minimal inflation and investor-friendly developments in Washington, DC, would provide further room for both stocks and bonds to advance. Our assessment proved correct, although we ultimately underestimated the strength in both markets. In the end, the performance of U.S. financial markets in 1997 delighted bulls, dismayed bears and amazed almost everyone.

A POWERFUL BULL MARKET IN EQUITIES

Stocks posted better than 20 percent gains for a record third consecutive year. Historically rich valuations and recurring fears that the Federal Reserve would tighten credit (i.e., increase short-term interest rates) occasionally slowed the pace of the charge, but not even the financial crisis in Southeast Asia and Japan could bring it to a halt. Last year's strong gains lifted the compound annual return for stocks so far in the 1990s from 14.4% to 16.6%.

These broad numbers, however, masked a dichotomy in the market. Large-capitalization companies with very predictable earnings streams were the main beneficiaries of continuing price-earnings (P/E) expansion (i.e., of investors' willingness to pay higher prices today for earnings to be received in the future). During the first four months and again in the final quarter, large, high-quality stocks such as those included in the Standard & Poor's 500 were the market's leaders. Many smaller companies, such as those found in the Russell 2000 Index, were left behind early in the year. They closed the gap considerably between May and August, only to be outpaced again as investors fled to quality in November and December after the October Asia-related jolt to the market.

A TELLING QUARTER

Through the first three quarters of 1997, the market thrived on nearly ideal circumstances for investors as the economy expanded at a moderate pace without rekindling inflation. The Federal Reserve remained on alert and ready to raise interest rates on any evidence that inflationary pressures were emerging. Growing confidence that inflation would remain subdued helped to foster a major upward revaluation in stocks that pushed the Dow Jones Industrial Average past 8200 in August. Other catalysts included progress in Washington toward balancing the federal budget, a continued expansion of corporate profits, and strong demand for securities from individual investors and mutual funds.

In the final quarter, we discovered how much power this bull market really has. Currency devaluations and infrastructure problems in Southeast Asia and Japan impacted the markets there in the summer, then spooked equity markets around the world in late October. U.S. stocks declined sharply for a few days, falling more than 10% from their highs for the first time since 1990. However, the stock market here at home quickly began to recover and ended the second half of the year up more than 10%, as measured by the Standard & Poor's 500 Index.

GOOD NEWS FOR BONDS

The crisis in Asia provided a major boost to the U.S. bond market. After trading in a relatively narrow range from January through August, the market took a turn for the better as investors worldwide looked for safe, high-quality investments. The sudden spike in demand for U.S. Treasury and other top-quality securities pushed prices up and

[LOGO]
yields down. For the full year, 90-day U.S. Treasury bills returned 5.5%, and taxable bonds, as measured by the Lehman Brothers Government/Corporate Bond Index, delivered a 9.8% return.

ANOTHER GOOD YEAR

In our view, economic fundamentals in the United States will continue to provide a supportive framework for the financial markets in 1998. The turmoil in Asia is very likely to put a damper on economic activity, but growth in the U.S. economy should still be respectable, at approximately 2.5%. The situation in Asia will actually help to keep inflation low. Finally, corporate profits should continue to grow, albeit not as rapidly as in the past. The markets should continue to reward those willing to assume incremental risk. Equities and long-term fixed-income securities should outperform short-term fixed-income investments, as they have in recent years.

More importantly, we see a structural change that bodes well for investors over the long run. Simply put, a favorable shift in the relationship between supply and demand for financial assets is very likely to keep this bull on its legs for longer than most investors might expect.

On the demand side, the personal savings rate in the United States should begin climbing from an all-time low as big-spending baby-boomers turn into big-time savers. We expect this trend to draw strength from three sources. First, after seven consecutive years of economic expansion, most pent-up demand has been satisfied. Second, concerns about providing for retirement security are rising. Third, investors expect that reduced rates of future inflation will help protect the future purchasing power of funds put aside today.

Meanwhile, the supply of investments is shrinking. The imminent prospects for a balanced federal budget indicate a smaller pool of Treasury issues in circulation. On the stock side, share buyback programs and mergers-and-acquisitions activity continue to run at record levels.

The interaction of these forces should help assure that the bull market of the past few years does not run out of energy anytime soon.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer

         TABLE OF CONTENTS

Questions & Answers.....................    PAGE  1

BNY Hamilton Equity Income Fund
  Schedule of Investments...............         21
  Statement of Assets and Liabilities...         26
  Statement of Operations...............         26
  Statements of Changes in Net Assets...         27
  Financial Highlights..................         28

BNY Hamilton Large Cap Growth Fund
  Schedule of Investments...............         29
  Statement of Assets and Liabilities...         32
  Statement of Operations...............         32
  Statement of Changes in Net Assets....         33
  Financial Highlights..................         34

BNY Hamilton Small Cap Growth Fund
  Schedule of Investments...............         35
  Statement of Assets and Liabilities...         38
  Statement of Operations...............         38
  Statement of Changes in Net Assets....         39
  Financial Highlights..................         40

BNY Hamilton International Equity Fund
  Schedule of Investments...............         41
  Industry Diversification..............         46
  Statement of Assets and Liabilities...         47
  Statement of Operations...............         47
  Statement of Changes in Net Assets....         48
  Financial Highlights..................         49

BNY Hamilton Intermediate Government
  Fund
  Schedule of Investments...............         50
  Statement of Assets and Liabilities...         54
  Statement of Operations...............         54
  Statements of Changes in Net Assets...         55
  Financial Highlights..................         56

BNY Hamilton Intermediate Investment Grade Fund
  Schedule of Investments...............    PAGE 57
  Statement of Assets and Liabilities...         61
  Statement of Operations...............         61
  Statement of Changes in Net Assets....         62
  Financial Highlights..................         63

BNY Hamilton Intermediate New York
  Tax-Exempt Fund
  Schedule of Investments...............         64
  Statement of Assets and Liabilities...         69
  Statement of Operations...............         69
  Statements of Changes in Net Assets...         70
  Financial Highlights..................         71

BNY Hamilton Intermediate Tax-Exempt Fund
  Schedule of Investments...............         72
  Diversification by State..............         81
  Statement of Assets and Liabilities...         82
  Statement of Operations...............         82
  Statement of Changes in Net Assets....         83
  Financial Highlights..................         84

BNY Hamilton Money Fund
  Schedule of Investments...............         85
  Statement of Assets and Liabilities...         94
  Statement of Operations...............         94
  Statements of Changes in Net Assets...         95
  Financial Highlights..................         96

BNY Hamilton Treasury Money Fund
  Schedule of Investments...............         99
  Statement of Assets and Liabilities...        101
  Statement of Operations...............        101
  Statement of Changes in Net Assets....        102
  Financial Highlights..................        103
Notes to Financial Statements...........        104
Report of Independent Auditors..........        113
Federal Income Tax Information..........        114
Directors and Officers..................        116

[LOGO]  BNY HAMILTON EQUITY INCOME FUND
AN INTERVIEW WITH ROBERT G. KNOTT, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE EQUITY INCOME FUND PERFORM TO DATE IN 1997?

A. The Fund's one-year total return was 26.09% for Institutional Shares and 25.85% for Investor Shares.(1) Though less than the 33.23% gain posted by the Standard & Poor's 500 Index(2) and the 27.51% for the Lipper Equity Income Fund Index,(3) these are very respectable results for a relatively conservative fund that seeks both growth and income. Its dividend yield, at 2.2%, was higher than that of the S&P 500 (1.6%).

Q. WHAT WAS YOUR INVESTMENT STRATEGY THIS PAST YEAR?

A. The Fund owned a wide array of high-quality, large-capitalization, dividend-paying stocks--the very kind of stocks that were front-runners in the market during the first half of the year and again in the last two months. During the course of the year, we steadily increased our commitment to financial services and related stocks (31.0% of net assets as of year-end). Financial services was one of the better-performing sectors of the stock market, thanks to lower interest rates. We were particularly pleased with the performance of our investments in Travelers, Federal National Mortgage Association and Equitable.
       Among the other bigger gainers in the portfolio were several health care holdings such as Pfizer and a number of consumer staples stocks, such as Newell Co. Newell, which is a manufacturer of consumer products (housewares, office products and hardware items) is achieving strong growth in earnings per share by acquiring other basic manufacturing companies.
       We invested approximately 14% of the Fund's assets in real estate investment trusts (REITs), and another 11.5% in energy stocks, both of which proved to be tricky areas in 1997. After a strong run-up the year before, the appreciation in REITs slowed considerably despite the fact that they continued to deliver above-average yields of 6% to 7%. Low levels of inflation around the globe and concerns about a possible fall-off in demand in 1998 combined to put downward pressure on oil prices, pulling down the prices of several of our energy-related stocks. Despite these difficulties, we maintained most of our positions in both categories based on our positive long-term view. In the event of a market reversal, the income yield from these securities would act as a cushion against falling stock prices.
       Another 20% of assets were invested in convertible securities during most of the year. Attractive opportunities were hard to find for much of the year. Too many of the convertibles issued in 1997 carried high premiums and low coupons, reflecting their lower quality. However, toward year-end, more high-quality names became available, and at more reasonable prices. We added Newell Company and PLC Cap Trust II to the portfolio.

Q. WHAT IS YOUR OUTLOOK?

A. The very largest stocks and those in certain sectors, such as financial services, are up significantly over the past year, but there is still room for the overall market to appreciate. If it climbs too rapidly, however, we would become defensive. While maintaining our broad industry diversification, we might look to take our profits in some of the banks and insurance companies we own.

[LOGO]

                               INSTITUTIONAL SHARES                INVESTOR SHARES
                         --------------------------------  --------------------------------
                          CUMULATIVE     AVERAGE ANNUAL     CUMULATIVE     AVERAGE ANNUAL
        PERIOD           TOTAL RETURN     TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
-----------------------  -------------  -----------------  -------------  -----------------
1 Year.................       26.09%           26.09%           25.85%           25.85%
5 Years(4).............      106.83%           15.63%          106.43%           15.59%
Since Inception
 (8/10/92)(4)..........      118.96%           15.63%          118.54%           15.59%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                BNY Hamilton Equity           BNY Hamilton Equity

                Income Fund Institutional        Income Fund Investor                        Lipper Equity Income Fund
                                   Shares                      Shares    S&P 500 Index                           Index
8/10/92                        $10,000.00                  $10,000.00       $10,000.00                      $10,000.00
7/31/93                         11,465.20                   11,465.20        10,868.00                       11,370.00
7/31/94                         11,564.70                   11,564.70        11,431.00                       11,935.00
7/31/95                         13,554.70                   13,554.70        14,414.00                       13,944.00
7/31/96                         15,282.10                   15,282.10        16,801.00                       15,858.00
7/31/97                         20,987.90                   20,969.10        25,539.00                       22,093.00
12/31/97                        21,896.00                   21,854.00        26,166.00                       23,024.00

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR COMPARATIVE PURPOSES, THE INDEX'S JULY 31, 1992 VALUE IS USED AS THE AUGUST 10, 1992 VALUE.

(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original costs. Past performance is no guarantee of future results. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Equity Income Fund Investor Shares was 8/10/92.
(2) The S&P 500 is considered representative of the broad U.S market of large-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1997.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, cumulative total return and average annual total return for 5 years and since inception would have been lower.

[LOGO]  BNY HAMILTON LARGE CAP GROWTH FUND
AN INTERVIEW WITH CHARLES GOODFELLOW, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1997?

A. Institutional Shares of the Fund produced a total return of 31.21% for the twelve months of 1997. Investor Shares gained 31.01%.(1) Both classes outperformed the Lipper Growth Fund Index(2), which returned 28.08%, but lagged slightly behind the 33.23% total return for the Standard & Poor's 500 Index(3).

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The Fund definitely benefited from its focus on large-capitalization stocks, which were the market's leaders for all but a few months of the year. Beyond that, Fund performance received a boost from three factors.
       First, we maintained a sizable commitment to financial stocks, a top-performing sector, throughout the year. We are very pleased with results from our investments in Travelers, Norwest Banks and Fannie Mae. Travelers and Norwest have solid business strategies and have executed them well. We view them as core holdings for the Fund. Fannie Mae was the beneficiary of declining interest rates, which prompted a surge in original mortgages and refinancings.
       Second, we owned ultra-large-cap stocks such as General Electric and Microsoft that dramatically outdistanced the market in the first half. Another large-cap holding was Pfizer, which performed exceedingly well. This leading pharmaceuticals company has been successful in developing and introducing a variety of new drugs and has more new products in the pipeline.
       Third, we trimmed our technology holdings in the second half. The events that upset the markets in the Far East and the rest of world during the final quarter punished most technology and technology-related stocks. We were disappointed by Motorola and Corning. The latter had begun to restructure itself, selling off its traditional businesses and focusing on the manufacture of fiber-optic cable. However, its dependence on markets in Southeast Asia negatively impacted the stock's price in the second half of the year.

Q. WHAT DO YOU LOOK FOR WHEN ADDING STOCKS TO THE PORTFOLIO?

A. We look for companies where we see superior relative earnings strength before that strength becomes evident to the market as a whole. We project the growth rates of selected companies using our own fundamental research in order to find companies that will produce better than expected earnings over a two to three-year period. We're looking for reliable growth in earnings and the potential for positive surprises.

Q. WHAT IS YOUR OUTLOOK?

A. The economic fundamentals continue to look solid. Nonetheless, we do not anticipate another year of 30%+ returns in the market. A slower rate of economic growth in the United States, the problems in Southeast Asia and the less robust growth of corporate earnings make it hard to forecast a fourth year of such outstanding results. Instead, we look for moderate advances overall and expect the performance of mid- and small-cap stocks to show signs of improvement relative to large-cap. Therefore, we are moving down the market-capitalization

[LOGO]
   scale slightly with our new purchases. We're still buying large-cap companies but have added a select number of mid-cap companies to the portfolio.

                               INSTITUTIONAL SHARES                INVESTOR SHARES
                         --------------------------------  --------------------------------
                          CUMULATIVE     AVERAGE ANNUAL     CUMULATIVE     AVERAGE ANNUAL
        PERIOD           TOTAL RETURN     TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
-----------------------  -------------  -----------------  -------------  -----------------
1 Year.................       31.21%           31.21%           31.01%           31.01%
5 Years................      132.01%           18.32%          106.43%           18.28%
10 Years...............      345.92%           16.11%          345.23%           16.09%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BNY Hamilton Large Cap        BNY Hamilton Large Cap

                Growth Fund Institutional        Growth Fund Investor
                                   Shares                      Shares    S&P 500 Index  Lipper Growth Fund Index
12/31/87                       $10,000.00                  $10,000.00       $10,000.00                $10,000.00
12/31/88                        11,080.94                   11,080.94        11,681.00                 11,414.00
12/31/89                        14,428.71                   14,428.71        15,361.00                 14,553.00
12/31/90                        14,008.28                   14,008.28        14,873.00                 13,765.00
12/31/91                        18,346.62                   18,346.62        19,420.00                 18,764.00
12/31/92                        19,219.64                   19,219.64        20,913.00                 20,196.00
12/31/93                        21,199.79                   21,199.79        23,004.00                 22,615.00
12/31/94                        20,781.38                   20,781.38        23,301.00                 22,259.00
12/31/95                        27,369.28                   27,369.28        32,037.00                 29,526.00
12/31/96                        33,984.40                   33,984.40        39,428.00                 34,686.00
12/31/97                        44,592.00                   44,523.00        52,532.00                 44,429.00

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original costs. Past performance is no guarantee of future results. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/87 and prior to the Fund's commencement of operations on 4/1/97, adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses of this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1997.
(3) The S&P 500 is considered representative of the broad U.S market of large-capitalization stocks.

[LOGO]  BNY HAMILTON SMALL CAP GROWTH FUND*
AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. PLEASE GIVE AN OVERVIEW OF THE FUND'S RESULTS FOR 1997.

A. For the year, the Fund delivered a total return of 9.39% for Institutional Shares and 9.47% for Investor Shares.(1) In comparison, the Russell 2000 Index(2) of small-capitalization stocks gained 22.36%, and the Lipper Small-Cap Fund Index(3) had a total return of 15.05%.
       The Fund focuses on small-capitalization growth stocks, which can be very volatile, as the four quarters of 1997 clearly demonstrated.

Q. WHY WERE SMALL-CAP SECURITIES SO VOLATILE DURING THE PERIOD?

A. Throughout the early months, fears of higher inflation raised the specter of higher interest rates. For a smaller company, a rise in rates may have a greater relative impact on the cost of doing business than for a larger firm. With the Federal Reserve's 0.25% boost to a key short-term interest rate in late March, investor anxiety about small-caps reached a crisis point, triggering a sell-off and an indiscriminate contraction of price-earnings (P/E) ratios.
       At the same time, the Fed's actions began to convince investors that it remained staunchly anti-inflationary. As investor confidence returned, the small-cap market made a sharp turn for the better from May through August. In late October, currency problems in Southeast Asia impacted markets worldwide. Investors fled to the safest investments, such as large-cap U.S. stocks and U.S. Treasuries, and the small-cap index declined again.

Q. HOW DID YOU MANAGE THE FUND THROUGH THIS PERIOD OF UNCERTAINTY?

A. Our philosophy is to buy good small businesses and hold onto them as they grow, provided they continue to meet specific criteria. The companies we choose may be part of the Russell 2000 Index, or they can be any company with a market capitalization at the time of purchase between $100 million and $1.5 billion. They need a sound business model, dominant market position, visionary management, a shareholder orientation and conservative accounting practices. Beyond that, they must exhibit above-average earnings growth potential and have the ability, in our view, to exceed consensus estimates of their growth.

Q. PLEASE DESCRIBE A CURRENT HOLDING THAT FITS YOUR INVESTMENT CRITERIA.

A. The Fund has a relatively high percentage of assets invested in the consumer nondurables/cyclicals and services sectors. In these sectors, relatively little capital is required to dominate a niche, so companies can become market leaders quickly.
       A good example is Central Parking Corporation ("Central"). This parking lot owner and operator is a so-called "category killer," with a market capitalization of $1.1 billion. The company has nearly doubled in size in a very short period of time by acquiring its competitors and thereby consolidating the industry. In addition to operating its own lots, Central earns revenues, including bonuses for efficiency, by managing lots for other owners.

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Q. WHAT DO YOU FORESEE FOR 1998?

A. We are positive on small-cap stocks because valuations are at historic lows relative to large-cap stocks. Earnings for small caps should only be impacted minimally by the crisis in Southeast Asia, as their revenues are mainly domestic in nature. Near term, we look for continued volatility until investors become more confident that Asia is not a significant problem for these companies.
       We remain committed to our stock selection strategy of buying rapidly growing companies whose prospects are currently being underestimated. The companies in the portfolio are projected to increase their earnings at an average annual return of 29% over the next two to three years. In addition, during each quarter last year, roughly two-thirds of our holdings had their earnings estimates revised upward. Another 17% remained unchanged, and only 17% experienced negative revisions. Given the strong earnings profile of our holdings and their attractive valuations, we feel the portfolio is well positioned to outperform once investor sentiment turns positive.

                               INSTITUTIONAL SHARES                INVESTOR SHARES
                         --------------------------------  --------------------------------
                          CUMULATIVE     AVERAGE ANNUAL     CUMULATIVE     AVERAGE ANNUAL
        PERIOD           TOTAL RETURN     TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
-----------------------  -------------  -----------------  -------------  -----------------
1 Year.................        9.39%            9.39%            9.47%            9.47%
5 Years................      104.11%           15.33%          104.27%           15.35%
Since Inception
 (12/31/90)............      229.44%           18.55%          229.70%           18.57%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BNY Hamilton Small Cap        BNY Hamilton Small Cap

                Growth Fund Institutional        Growth Fund Investor       Russell 2000
                                   Shares                      Shares              Index  Lipper Small Cap Fund Index
12/31/90                       $10,000.00                  $10,000.00         $10,000.00                   $10,000.00
12/31/91                        15,245.10                   15,245.10          14,604.00                    14,850.00
12/31/92                        16,140.70                   16,140.70          17,294.00                    16,510.00
12/31/93                        19,226.70                   19,226.70          20,563.00                    19,300.00
12/31/94                        19,163.30                   19,163.30          20,189.00                    19,206.00
12/31/95                        23,171.80                   23,171.80          25,931.00                    25,280.00
12/31/96                        30,117.20                   30,117.20          30,208.00                    28,911.00
12/31/97                        32,944.00                   32,970.00          36,963.00                    33,263.00

[LOGO]

THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS, AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
* Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.
(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original costs. Past performance is no guarantee of future results. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) The Russell 2000 Index is considered representative of the broad U.S market of small-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1997.

[LOGO]  BNY HAMILTON INTERNATIONAL EQUITY FUND*
AN INTERVIEW WITH JILL CURRIE, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM IN 1997?

A. Institutional Shares of the International Equity Fund were launched on April 1st and achieved a total return through December 31st of 6.90%. Investor Shares provided a total return of 6.60%(1). These results compare to eight- and nine-month gains of 3.03% and 3.61%, respectively, for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index(2). The Lipper Equity International Index(3) returned 4.18% and 4.64% for the same eight- and nine-month periods, respectively.

Q. WHAT IS YOUR OVERALL INVESTMENT STRATEGY FOR THIS RELATIVELY NEW FUND?

A. We work very closely with Indosuez International Investment Services, the sub-advisor to the Fund, to achieve broad diversification. While primarily invested in developed countries, the Fund also will participate in faster-growing emerging economies when the opportunities are attractive. Wherever we invest, we emphasize large-capitalization, "blue-chip" stocks, which we feel are most likely to benefit from global change. With their economies of scale, they can more efficiently apply new technologies and easily expand into new markets as trade barriers fall.

Q. WHAT HAPPENED IN THE INTERNATIONAL MARKETS SINCE APRIL?

A. Markets worldwide were generally positive through July. Weakness, especially in Asia, beset the markets in the second half, however. The devaluation of the Thai baht in July led to falling currencies throughout Southeast Asia and, eventually, South Korea. The markets hardest hit were Indonesia, South Korea, Thailand and Malaysia, all down over 60% in dollar terms.
       Japan was affected as well. Bad loans in other Asian countries will only exacerbate the problems at Japanese banks, while Japanese corporations count on Southeast Asia as a major source of revenues. The Japanese market fell 30% over the six-month period.
       The "spillover" effect from Asia's turmoil finally impacted markets in Europe by the fourth quarter, but they remained relatively strong, rising 7% in the second half. Economies there are recovering as weaker exchange rates have boosted exports. European monetary union (EMU), set to begin next January, is causing interest rates and exchange rates on the Continent to converge. EMU will also reduce trade barriers and increase competition. Corporations are seeking to improve their competitive positions through economies of scale and are reducing costs through restructuring. These activities should continue to spur improvements in profitability and stock prices.

[LOGO]

Q. HOW DID YOU INVEST THE FUND'S ASSETS DURING THIS PERIOD OF TURMOIL?

A. As a broadly diversified investment portfolio, the Fund couldn't completely avoid the upheaval in Asia. However, we anticipated the problems there and began dramatically reducing holdings in Asia and Japan as early as June. We ensured that the Fund was widely diversified across 25 countries and focused on increasing our investments in Europe.
       The overwhelming majority of assets were invested in large-cap, "blue-chip" issues. One example is Veba, a German corporation with electricity, telecommunications, chemicals and transportation operations. Restructuring of its businesses is helping to enhance shareholder value. This focus on quality was especially helpful in Japan, where our investments in Sony, Rohm and Takeda Chemical fared better than the market in general.
       We invested in emerging markets only when the reward clearly outweighed the risk. Less than 6% of assets were invested in these more volatile markets at year-end. The largest positions were in Mexico (the strongest performing country in Latin America) and Greece.

Q. WHAT DO YOU FORESEE FOR THE FUND?

A. We remain very positive about Europe, where valuations are still reasonable and the outlook for interest rates and corporate profits is good. We will continue to be cautious vis-a-vis Latin America, favoring Mexico and Argentina. As for Southeast Asia and Japan, we plan to keep our powder dry for the time being. It remains to be seen whether nations there will initiate or continue to make the reforms necessary to bring about stability. There is likely to be more "pain" before we see real "gain" in that part of the world. At the same time, we should also point out that the recent decline in many markets may also create opportunities to buy fast-growing companies at very reasonable prices.

[LOGO]

                                                   INSTITUTIONAL SHARES  INVESTOR SHARES
                                                     CUMULATIVE TOTAL    CUMULATIVE TOTAL
                     PERIOD                               RETURN              RETURN
-------------------------------------------------  --------------------  ----------------
Since Inception (4/1/97).........................            6.90%               6.60%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                                     Lipper Equity
            BNY Hamilton International    BNY Hamilton International                                 International

               Equity Fund Institutional        Equity Fund Investor
                                  Shares                      Shares    MSCI EAFE Gross Index                 Fund Index
4/1/97                           $10,000                     $10,000                  $10,000                    $10,000
4/30/97                           10,190                      10,190                   10,056                     10,044
5/31/97                           10,820                      10,750                   10,712                     10,609
6/30/97                           11,133                      11,310                   11,305                     11,119
7/31/97                           11,820                      11,800                   11,491                     11,472
8/31/97                           10,790                      10,770                   10,635                     10,645
9/30/97                           11,550                      11,530                   11,233                     11,329
10/31/97                          10,670                      10,640                   10,372                     10,469
11/30/97                          10,630                      10,600                   10,269                     10,382
12/31/97                          10,690                      10,660                   10,361                     10,464

THE MSCI EAFE GROSS INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE INTERNATIONAL EQUITY MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*    International investing involves increased risk and volatility.
(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original costs. Past performance is no guarantee of future results. The quoted performance for the Investor Shares prior to their inception on 5/1/97 is based on the performance of the Fund's Institutional Shares, adjusted to reflect fees and expenses. The inception date for the International Equity Fund Institutional Shares was 4/1/97. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) The MSCI EAFE Index is considered representative of the equity markets in Europe, Australia, Asia and the Far East.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1997.

[LOGO]  BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
AN INTERVIEW WITH WILLIAM BAIRD AND MARK HEMENETZ, VICE PRESIDENTS AND PORTFOLIO MANAGERS

Q. HOW DID THE INTERMEDIATE GOVERNMENT FUND PERFORM IN 1997?
A. Institutional Shares of the Fund delivered a total return of 7.85% through December 31, 1997 while Investor Shares had a one-year total return of 7.54%.(1) For the full year, the Fund outperformed its benchmark, the Lehman Brothers Intermediate Government Bond Index,(2) which advanced 7.72%.

Q. PLEASE DESCRIBE WHAT HAPPENED IN THE GOVERNMENT BOND MARKET DURING THE
   PERIOD.
A. The U.S. bond market rallied during the second half of 1997, spurred by the perception of more moderate economic growth at home and turmoil overseas. Prices rose and yields fell dramatically. The yield on 30-year Treasury securities, which peaked at 7.17% in early April, dropped to 5.97% by year-end.
       As the year began, declining unemployment rates, strong housing, auto sales and rising wages in the U.S.--all signs of rapid economic expansion--fueled concern about higher inflation. To rein in potential pressures, the Federal Reserve raised interest rates by 25 basis points (0.25%) on March 17.
       Although the economy never really slowed down during the year, other forces brought about a change in investor psychology by mid-summer. Increased productivity levels eased the fear of a step-up in inflation. The bond market also acknowledged one of the benefits of the robust economy, namely that higher tax receipts were reducing the federal deficit below expected levels, thereby lessening the U.S. government's need to borrow. The drop in yields moved year-to-date returns for all maturities to positive levels. Investors continued to focus on securities with greater yields, which resulted in corporate and mortgage-backed security yields (compared to U.S. Treasury securities) being near their narrowest spread ever.
       An international currency crisis in the final quarter that began in Southeast Asia sparked a flight to the U.S. markets, which are viewed as a "safe haven" in times of turmoil. The influx of capital helped to drive yields on fixed-income securities to near-record lows by late December. Yields on 10-year Treasuries fell from 6.42% early in January to 5.74% at year-end.

Q. WHAT WAS YOUR PORTFOLIO MANAGEMENT STRATEGY?
A. Two factors were primarily responsible for the Fund's strong performance. First, we emphasized higher-yielding mortgage-backed securities. As the yields on mortgage-backed securities moved downward toward those of Treasuries, mortgage-backed securities appreciated in price relative to Treasuries and were one of the best-performing fixed-income sectors for the year.
       Second, the portfolio's average maturity and duration were longer than those of the benchmark. At year-end, the Fund's duration stood at 3.6 years (up from 3.5 at June 30, 1997); the average maturity, at 5.5 years (compared to 4.6 at June 30, 1997). The longer maturities helped the Fund to achieve favorable relative price appreciation as interest rates moved lower.
       In addition, we were careful to select government securities with adequate call protection and mortgage-backed issues with little prepayment risk.

[LOGO]

Q. WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?
A. Although the market could exhibit some volatility early in 1998, we believe the general trend for interest rates will be lower. The continuation of favorable inflation data combined with moderate economic growth should support this trend. This should lead to a positive environment for intermediate term government securities.

                                      INSTITUTIONAL SHARES                  INVESTOR SHARES
                               ----------------------------------  ----------------------------------
                                 CUMULATIVE      AVERAGE ANNUAL      CUMULATIVE      AVERAGE ANNUAL
           PERIOD               TOTAL RETURN      TOTAL RETURN      TOTAL RETURN      TOTAL RETURN
-----------------------------  ---------------  -----------------  ---------------  -----------------
1 Year.......................         7.85%             7.85%             7.54%             7.54%
5 Years(3)...................        31.53%             5.63%            31.15%             5.57%
Since Inception
 (8/10/92)(3)................        32.20%             5.31%            31.82%             5.25%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                      Lehman Brothers
               BNY Hamilton Intermediate          BNY Hamilton Intermediate            Intermediate

                Government Fund Institutional        Government Fund Investors
                                       Shares                           Shares             Government Index
8/10/92                            $10,000.00                       $10,000.00                   $10,000.00
7/31/93                             10,678.70                        10,678.70                    10,818.00
7/31/94                             10,429.90                        10,429.90                    10,918.00
7/31/95                             11,308.20                        11,308.20                    11,833.00
7/31/96                             11,831.20                        11,831.20                    12,448.00
7/31/97                             12,812.80                        12,789.20                    13,517.00
12/31/97                            13,220.00                        13,182.00                    13,913.00


              Lipper Intermediate

            US Government Fund Index
8/10/92                   $10,000.00
7/31/93                    10,867.00
7/31/94                    10,785.00
7/31/95                    11,660.00
7/31/96                    12,194.00
7/31/97                    13,323.00
12/31/97                   13,718.00

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. GOVERNMENT INTERMEDIATE-TERM BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR COMPARATIVE PURPOSES, THE INDEX'S JULY 31, 1992 VALUE IS USED AS THE AUGUST 10, 1992 VALUE.
(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original costs. Past performance is no guarantee of future results. The quoted performance for Institutional Shares prior to 4/1/97 is based on the performance of Investor Shares, adjusted to reflect fees and expenses. The adviser has agreed to assume a portion of the expenses of this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, cumulative total return and average annual total return for 5 years and since inception would have been lower.

[LOGO]  BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
AN INTERVIEW WITH CHRISTOPHER CAPONE, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM IN 1997?

A. The Intermediate Investment Grade Fund posted a total return of 8.18% for Institutional Shares and 8.00% for Investor Shares.(1) These compare to total returns of 7.87% for the Lehman Brothers Intermediate Government/ Corporate Bond Index(2) and 8.46% for the Lipper Intermediate Investment Grade Fund Index.(3)

Q. HOW WOULD YOU DESCRIBE THE BOND MARKETS DURING THIS PERIOD?

A. The fixed-income markets provided substantial returns for investors in 1997 as yields declined along the entire yield curve. Market participants spent much of the year in fear of above-trend economic growth and the potential for higher inflation, which could have prompted the Federal Reserve to raise interest rates. However, the Fed raised rates only once (by 0.25% in mid-March) and took a wait-and-see approach through late summer. By that time, it became evident that, while growth remained strong, strong productivity gains were keeping inflation in check.
       The bond market rallied beginning in September. Then, as we entered the fourth quarter, investor focus shifted away from domestic economic issues to the impact of the financial crisis in Southeast Asia, Korea and Japan. Faced with considerable uncertainty, investors focused on buying high-quality securities. This led to an unexpected increase in demand for U.S. Treasuries and other high-quality domestic issues. Yields fell as demand pushed prices up.

Q. HOW DID YOU POSITION THE PORTFOLIO DURING THIS PERIOD?

A. We entered the period convinced that intermediate-term rates could move lower over time as bond investors acknowledged that the economy had room to expand without higher inflation. In anticipation of lower rates, we maintained a relatively longer duration (a measure of sensitivity to interest rates) of approximately 4.5 years. Combined with the Fund's emphasis on investment grade securities (average rating: AA) throughout the period, this helped us to achieve a total return in excess of 8%.

Q. WHAT IS YOUR CURRENT OUTLOOK?

A. We plan to maintain our relatively longer duration in the belief that rates will not rise any time soon. The events in Asia are likely to slow economic growth worldwide. Lower prices for imports from Southeast Asia should reinforce the argument for continued low inflation here at home. Finally, the United States' reputation as a "safe haven" should keep inflows to our bond market strong, thereby keeping prices up and yields down for the foreseeable future.

[LOGO]

                               INSTITUTIONAL SHARES                INVESTOR SHARES
                         --------------------------------  --------------------------------
                          CUMULATIVE     AVERAGE ANNUAL     CUMULATIVE     AVERAGE ANNUAL
        PERIOD           TOTAL RETURN     TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
-----------------------  -------------  -----------------  -------------  -----------------
1 Year.................        8.18%            8.18%            8.00%            8.00%
5 Years................       36.06%            6.35%           35.83%            6.31%
10 Years...............      109.33%            7.66%          108.98%            7.64%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                      Lehman Brothers
              BNY Hamilton Intermediate          BNY Hamilton Intermediate             Intermediate

                Investment Grade Investment     Investment Grade Institutional
                                     Shares                             Shares              Govt/Corp Index
12/31/87                         $10,000.00                         $10,000.00                   $10,000.00
12/31/88                          10,662.34                          10,662.34                    10,667.00
12/31/89                          12,127.60                          12,127.60                    12,029.00
12/31/90                          12,609.28                          12,609.28                    13,131.00
12/31/91                          14,485.97                          14,485.97                    15,050.00
12/31/92                          15,385.15                          15,385.15                    16,130.00
12/31/93                          16,864.88                          16,864.88                    17,547.00
12/31/94                          16,011.23                          16,011.23                    17,208.00
12/31/95                          19,003.72                          19,003.72                    19,847.00
12/31/96                          19,349.20                          19,349.20                    20,651.00
12/31/97                          20,932.45                          20,897.04                    22,275.00

               Lipper Intermediate
                    Investment

                            Grade Index
12/31/87                        $10,000
12/31/88                         10,812
12/31/89                         11,865
12/31/90                         12,569
12/31/91                         14,602
12/31/92                         15,652
12/31/93                         17,214
12/31/94                         16,661
12/31/95                         19,514
12/31/96                         20,135
12/31/97                         21,839

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT CORPORATE INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE-TERM BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original costs. Past performance is no guarantee of future results. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/87 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1997.

(a)Lipper Analytical Services began tracking this index on December 30, 1988. For comparative purposes, the starting point for this index is January 31, 1989, which represents its first full month of data. The starting value is the value of the Intermediate Investment Grade's Institutional Shares at January 31, 1989, which was $10,812.

[LOGO]  BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
AN INTERVIEW WITH COLLEEN FREY, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT WAS THE FUND'S TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 1997?

A. Institutional Shares of the Fund returned a total of 6.39% for the twelve-month period, while Investor Shares had a total return of 6.19%.(1) This compares to a 6.48% total return for the Lehman Brothers Five-Year General Obligation Municipal Bond Index(2) and a 7.42% average total return for the Lipper New York Intermediate Municipal Debt Fund Average.(3)

Q. WHAT HAPPENED IN THE MUNICIPAL BOND MARKET DURING THIS PERIOD?

A. Volatility in the municipal bond market during 1997 was not as pronounced as the volatility in the taxable fixed-income market. Over the course of the year, five- and ten-year municipal yields declined by 18 and 33 basis points (i.e., 0.18% and 0.33%). This compares to 50- and 67-basis point drops in the yields on comparable-term Treasury securities. Ratios of municipal bond yields to U.S. Treasury yields ended 1997 at the highest levels seen all year. Ratios on five-and ten-year AAA-rated municipals were 71% and 77%, respectively, of those for Treasuries, up from 69% and 74%, respectively, at the end of 1996.
       The declining interest rate environment that prevailed during the second half of the year boosted new municipal bond issuance to an estimated $220 billion. This was 19% greater than the 1996 level and the third highest level in history. Refunding issues (i.e., bonds sold to repay older bonds issued at higher rates) accounted for 27% of the total in 1997 as compared to 25% in 1996.
       The past year also proved to be a good one for credit quality in the municipal market. The same economic climate that has propelled the stock market to record performance has played a major role in the improving credit picture for state and local governments. In addition, state and local governments benefited from widespread rejection of boom-and-bust fiscal policies that were common in the 1980s. Both Moody's Investors Services, Inc. and Standard & Poor's Corporation reported issuing more upgrades than downgrades during 1997.

Q. HOW DID YOU POSITION THE PORTFOLIO IN RESPONSE TO THE MARKET?

A. Throughout 1997, our fixed-income investment strategy was based on a scenario of moderate economic growth and low inflation, the kind of situation that would keep interest rates low and/or trending downward. In response, we lengthened the average maturity of the Fund to 6.0 years, up from 5.3 years at the end of 1996.
       Yield spreads between bonds of various credit-quality ratings were quite narrow during the year, providing little incentive to take on the additional risk of lower-rated securities, so we emphasized higher-quality issuers. Issuer diversification of the Fund was increased this year. We added securities from two new issuers: New York City Transitional Finance Authority and a New York State Dormitory Authority issue on behalf of Albany Airport.

Q. WHAT IS YOUR OUTLOOK FOR 1998?

A. Municipal bond issuance levels should be similar to 1997, and credit quality should continue to improve. Narrow spreads or differentials between quality sectors mean we are likely to continue to favor higher-rated issues with maturities in the five- to ten-year range.

[LOGO]

                                INSTITUTIONAL SHARES                  INVESTOR SHARES
                         ----------------------------------  ----------------------------------
                           CUMULATIVE      AVERAGE ANNUAL      CUMULATIVE      AVERAGE ANNUAL
        PERIOD            TOTAL RETURN      TOTAL RETURN      TOTAL RETURN      TOTAL RETURN
-----------------------  ---------------  -----------------  ---------------  -----------------
1 Year.................         6.39%             6.39%             6.19%             6.19%
5 Years(4).............        28.16%             5.08%            27.92%             5.05%
Since Inception
 (8/10/92)(4)..........        29.67%             4.93%            29.43%             4.90%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                  Lehman Five Year General
            BNY Hamilton Intermediate N.Y.    BNY Hamilton Intermediate N.Y.             Obligation

               Tax-Exempt Fund Institutional        Tax-Exempt Fund Investor
                                      Shares                          Shares               Municipal Bond Index
8/10/92                            10,000.00                       10,000.00                          10,000.00
7/31/93                            10,540.00                       10,540.00                          10,658.00
7/31/94                            10,760.00                       10,760.00                          10,927.00
7/31/95                            11,420.00                       11,420.00                          11,752.00
7/31/96                            11,890.00                       11,890.00                          12,296.00
7/31/97                            12,700.00                       12,690.00                          13,215.00
12/31/97                           12,967.00                       12,943.00                          13,507.00

               Lipper New York Intermediate
                        Municipal

                              Debt Fund Average
8/10/92                               10,000.00
7/31/93                               10,714.90
7/31/94                               10,935.00
7/31/95                               11,627.80
7/31/96                               12,158.20
7/31/97                               13,116.70
12/31/97                              13,402.20

THE LEHMAN BROTHERS FIVE YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE STATE GENERAL OBLIGATION MUNICIPAL BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME INVESTORS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND/OR STATE AND LOCAL TAXES. FOR COMPARATIVE PURPOSES, THE INDEX'S JULY 31, 1992 VALUE IS USED AS THE AUGUST 10, 1992 VALUE.
(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original costs. Past performance is no guarantee of future results. The quoted performance for Institutional Shares of the Fund prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for Investor Shares of the Fund was 8/10/92. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper averages are composites based on non-weighted average of all funds and classes within the investment objective. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1997.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, cumulative total return and average annual total return for 5 years and since inception would have been lower.

[LOGO]  BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
AN INTERVIEW WITH JEFFREY NOSS, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM IN THE TWELVE MONTHS OF 1997?

A. The Fund's total returns for 1997 were 6.09% for Institutional Shares and 5.95% for Investor Shares.(1) In comparison, the Lehman Brothers Five-Year General Obligation Municipal Bond Index(2) advanced 6.48%,(3) and the Lipper Intermediate Municipal Bond Fund Index posted an average total return of 7.02%.(4)

Q. HOW DID YOU INVEST THE FUND'S ASSETS?

A. Yield spreads, or the difference in interest rates, between municipal securities and the taxable alternatives reached historically tight levels during 1997. In other words, an investor in a municipal bond could pick up a larger percentage of the yield of a comparable Treasury security than is normally the case, particularly in the longer end of the curve. The Fund was managed to take advantage of this situation. For nearly three of the four fiscal quarters, we extended the average maturity; at year-end, it equaled
   8.1 years, while duration stood at 6.0 years. Whenever practicable, we bought on signs of temporary weakness in the market.
       Assets were fully invested throughout the year, a reflection of the attractive ratios of municipals to their Treasury counterparts and our generally positive view of interest rates.

Q. WHY IS YOUR STRATEGY REGARDING CREDIT QUALITY?

A. We feel it is essential to keep the portfolio credit quality high. The present narrow spreads in yields between high- and lower-quality issues provide little incentive to sacrifice quality. Rather than increase yields by buying lesser-quality issues, we bought longer-term securities of better quality. More than 75% of the Fund's holdings are rated double- or triple-A.

Q. WHAT ARE YOUR PLANS FOR THE FUND IN 1998?

A. A favorable environment in the 1997 fourth quarter strengthened our bond market. Given the strong market and a rather flat yield curve, we will remain fully invested and pay extra attention to call protection. Strong markets tend to produce short calls which lead to reduced total return. This increases the possibility of lower income flow if issuers call such bonds. We will also watch the yield curve closely and be prepared to adjust the Fund's assets to higher concentrations of intermediate-term maturities by selectively selling longer maturities.

[LOGO]

                                INSTITUTIONAL SHARES                  INVESTOR SHARES
                         ----------------------------------  ----------------------------------
                           CUMULATIVE      AVERAGE ANNUAL      CUMULATIVE      AVERAGE ANNUAL
        PERIOD            TOTAL RETURN      TOTAL RETURN      TOTAL RETURN      TOTAL RETURN
-----------------------  ---------------  -----------------  ---------------  -----------------
1 Year.................         6.09%             6.09%             5.95%             5.95%
5 Years................        28.15%             5.08%            27.99%             5.06%
10 Years...............        66.96%             5.26%            66.75%             5.24%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                  Lipper Intermediate
               BNY Hamilton Intermediate        BNY Hamilton Intermediate              Municipal

               Tax-Exempt Fund Institutional        Tax-Exempt Fund Investor
                                      Shares                          Shares                   Fund Index
12/31/87                          $10,000.00                      $10,000.00                   $10,000.00
12/31/88                            9,531.96                        9,531.96                    10,732.00
12/31/89                           10,464.00                       10,464.00                    11,649.00
12/31/90                           11,093.77                       11,093.77                    12,430.00
12/31/91                           12,172.86                       12,172.86                    13,778.00
12/31/92                           13,028.77                       13,028.77                    14,838.00
12/31/93                           14,130.94                       14,130.94                    16,313.00
12/31/94                           13,619.60                       13,619.60                    15,738.00
12/31/95                           15,178.59                       15,178.59                    17,764.00
12/31/96                           15,738.01                       15,738.01                    18,422.00
12/31/97                           16,696.42                       16,674.93                    19,726.00


                 Lehman Brothers Five Year
               General Obligation Municipal Bond
                                           Index
12/31/87                                 $10,000
12/31/88                                 $10,535
12/31/89                                 $11,454
12/31/90                                 $12,285
12/31/91                                 $13,666
12/31/92                                 $14,680
12/31/93                                 $15,937
12/31/94                                 $15,717
12/31/95                                 $17,546
12/31/96                                 $18,359
12/31/97                                 $19,550

THE LEHMAN BROTHERS FIVE YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE STATE GENERAL OBLIGATION MUNICIPAL BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME INVESTORS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND/OR STATE AND LOCAL TAXES.
(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original costs. Past performance is no guarantee of future results. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/87 and prior to the Fund's commencement of operations on 4/1/97, adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
(2) The Intermediate Tax-Exempt Fund was previously compared to the Lehman Brothers Seven Year General Obligation Municipal Bond Index. Going forward, it will be compared to the Lehman Brothers Five Year General Obligation Municipal Bond Index. This change is being made to more accurately reflect the typical weighted average maturity of the Fund's portfolio. The value of a $10,000 investment in the Lehman Brothers Seven Year General Obligation Municipal Bond Index at December 31, 1987 would be worth $20,713 at December 31, 1997.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1997.

[LOGO]  BNY HAMILTON MONEY FUND
AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT WERE THE YIELD AND TOTAL RETURN FOR THE FUND AS OF DECEMBER 31, 1997?

A. For the year ended December 31, 1997, Hamilton Shares of the Fund delivered an average annualized total return of 5.47%. Hamilton Premier Shares earned 5.19%, and Hamilton Classic Shares returned 4.80%.(1) The seven-day current and effective yields for the Hamilton Shares at year-end were 5.54% and 5.69%, respectively. For Hamilton Premier Shares, they equaled 5.27% and 5.41%, respectively; and for the Hamilton Classic Shares, 4.93% and 5.05%, respectively.(2)

Q. WHAT ARE YOUR GOALS IN MANAGING THIS FUND?

A. We seek to provide high current income while preserving investors' capital and maintaining a very high level of liquidity. Toward this end, we concentrate our investments in securities issued by the U.S. government and its agencies (12.59% at 12/31/97), top-rated commercial paper (36.73% at 12/31/97), bank and corporate obligations (10.25% at 12/31/97) and repurchase agreements (40.43% at 12/31/97).
       This emphasis on quality has earned the Fund a AAAm rating from Standard & Poor's Corporation. As of January 5, 1998, it also holds a Aaa rating from Moody's Investors Service. This rating signifies that the Fund's safety is excellent and that it has a superior capacity to maintain its $1.00 net asset value per share. Of course, there can be no assurance that it will do so.

Q. WHAT HAPPENED TO SHORT-TERM INTEREST RATES DURING THE SECOND HALF OF 1997, AND HOW DID THIS IMPACT THE FUND?

A. The federal funds rate, a key short-term interest rate set by the Federal Reserve, began and ended the period at the same level of 5.50%. With such stable interest rates, we made only minor adjustments to the portfolio, reducing the Fund's average maturity from 52 days at June 30, 1997 to 45 days at year-end.

Q. WHAT WERE THE OTHER SIGNIFICANT DEVELOPMENTS DURING THE YEAR?

A. This was a period of significant growth in assets for the Fund. Assets rose from $1.09 billion on December 31, 1996, to $1.77 billion on December 31, 1997, an increase of 62%. Also, in March of 1997 the closing time of the Fund moved from 2:30 p.m. EST to 4:30 p.m. EST. The increase in the asset size and the expansion in hours positioned the fund as a very attractive, competitive and flexible investment alternative.

Q. WHAT IS YOUR OUTLOOK?

A. As we said at mid-year, we can sum it up with a familiar phrase: "The more things change, the more they stay the same." Despite the recent debacle in Southeast Asia that upset global markets (and continues to impact them), we expect little variation in the current slow-growth, low-inflation environment. That should keep interest rates quite stable for the near-term future.

(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
(2) Yields will fluctuate with changes in market conditions, and there can be no assurance that the Fund will be able to maintain a stable NAV of $1.00. An investment in the Fund is neither insured nor guaranteed by the U.S. government.

[LOGO]  BNY HAMILTON TREASURY MONEY FUND
AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT WERE THE YIELD AND TOTAL RETURN FOR THE FUND?

A. From the Fund's inception on April 1, 1997, through year-end, Hamilton Shares posted an annualized total return of 5.35%. Hamilton Premier Shares gained a total of 5.09%.(1) The seven-day current and effective yields for the Hamilton Shares at December 31, 1997 were 5.46% and 5.61%, respectively. For Hamilton Premier Shares, they equaled 5.21% and 5.35%, respectively.(2)

Q. WHAT ARE YOUR GOALS IN MANAGING THE FUND?

A. We seek to provide high current income while preserving investors' capital and maintaining a very high level of liquidity. Toward these ends, the Fund invests solely in securities issued by the U.S. Treasury or collateralized by U.S. Treasury obligations.

Q. WHAT HAPPENED TO SHORT-TERM INTEREST RATES DURING THE SECOND HALF OF 1997, AND HOW DID THIS IMPACT THE FUND?

A. The federal funds rate, a key short-term interest rate set by the Federal Reserve, began the period at 5.50% and ended at this same level. The Treasury repurchase market is based upon the federal funds rate, which on average was higher than the rates for three- and six-month Treasury securities during the second half of last year. We capitalized on the relatively high yields by investing heavily in these overnight investments. As a result, the Fund maintained a high level of liquidity and ended the year with an average life of just 17 days. The composition of the portfolio at December 31, 1997, was 8% U.S. Treasury bills, 4% U.S. Treasury notes and 88% repurchase agreements backed by U.S. Treasury securities.
       Our emphasis on quality has earned the Fund an AAAm rating from Standard & Poor's Corporation and, as of January 5, 1998, an Aaa rating from Moody's Investors Service, Inc. These ratings historically signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share. Of course, there can be no assurance that it will do so.

Q. HOW HAS THE FUND GROWN THIS YEAR?

A. This was the first year of operations for the Treasury Money Fund. Assets grew significantly, from $15 million in April to $293 million at year-end.

Q. WHAT IS YOUR OUTLOOK FOR THE MONEY MARKETS?

A. The turmoil in the markets of Southeast Asia and Japan, which impacted securities worldwide this past fall, should keep inflationary pressures in the United States in check. For the foreseeable future, it may also help to moderate the rate of economic activity in the U.S. Thus, we see little change to the low-inflation, moderate-growth scenario of the past few years and little reason for the Federal Reserve to increase short-term interest rates any time soon.
(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
(2) Yields will fluctuate with changes in market conditions, and there can be no assurance that the Fund will be able to maintain a stable NAV of $1.00. An investment in the Fund is neither insured nor guaranteed by the U.S. government. The Fund is currently waiving certain fees. Had fees not been waived, the seven-day current yield would have been lower.

        BNY HAMILTON EQUITY INCOME FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF                                                  MARKET
   SHARES                                                    VALUE
------------                                             -------------
               COMMON STOCKS--76.7%
               BANKING--3.5%
     150,000   First Union Corp. ......................  $   7,687,500
     190,000   Mellon Bank Corp. ......................     11,518,750
                                                         -------------
                                                            19,206,250
                                                         -------------
               BEVERAGES--1.7%
     255,000   PepsiCo, Inc. ..........................      9,291,563
                                                         -------------
               BIOTECHNOLOGY--0.8%
    *250,000   Chiron Corp. ...........................      4,250,000
                                                         -------------
               BUSINESS EQUIPMENT &
               SERVICES--1.7%
     125,000   Xerox Corp. ............................      9,226,563
                                                         -------------
               CHEMICALS--PETROLEUM--1.3%
     120,000   duPont (E.I.) De Nemours & Co. .........      7,207,500
                                                         -------------
               COMPUTER SERVICES--2.0%
     130,000   HBO & Co. ..............................      6,240,000
      80,000   Hewlett-Packard Co. ....................      5,000,000
                                                         -------------
                                                            11,240,000
                                                         -------------
               CONGLOMERATES--1.6%
     122,200   General Electric Co. ...................      8,966,425
                                                         -------------
               COSMETICS & TOILETRIES--1.2%
     110,000   Avon Products, Inc. ....................      6,751,250
                                                         -------------
               ELECTRONICS--2.3%
    *130,000   American Power Conversion Corp. ........      3,071,250
     110,000   Sony Corp. (ADR) .......................      9,982,500
                                                         -------------
                                                            13,053,750
                                                         -------------

 NUMBER OF                                                  MARKET
   SHARES                                                    VALUE
------------                                             -------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES--6.2%
     100,000   American Express Co. ...................  $   8,925,000
     230,000   Block H & R, Inc. ......................     10,306,875
     175,000   Equitable Cos, Inc. ....................      8,706,250
     120,000   Travelers Group, Inc. ..................      6,465,000
                                                         -------------
                                                            34,403,125
                                                         -------------
               FINANCIAL SERVICES--MORTGAGE COMPANIES--1.5%
     145,000   Federal National Mortgage
               Association ............................      8,274,062
                                                         -------------
               FOOD PROCESSING--2.3%
     120,000   CPC International, Inc. ................     12,960,000
                                                         -------------
               HOUSEHOLD & PERSONAL CARE
               PRODUCTS--1.0%
      70,000   Procter & Gamble Co. ...................      5,586,875
                                                         -------------
               INSURANCE--2.8%
     120,000   Allstate Corp. .........................     10,905,000
      43,575   American International Group, Inc. .....      4,738,781
                                                         -------------
                                                            15,643,781
                                                         -------------
               INVESTMENT MANAGEMENT--0.9%
     150,000   Paine Webber Group, Inc. ...............      5,184,375
                                                         -------------
               MANUFACTURING--CONSUMER
               PRODUCTS--3.2%
     200,000   Corning, Inc. ..........................      7,425,000
     250,000   Newell Co. .............................     10,625,000
                                                         -------------
                                                            18,050,000
                                                         -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF                                                  MARKET
   SHARES                                                    VALUE
------------                                             -------------
               COMMON STOCKS (CONTINUED)
               MEDICAL PRODUCTS & SUPPLIES--3.5%
     169,200   Johnson & Johnson ......................  $  11,146,050
     100,000   Novartis AG (ADR) ......................      8,124,500
                                                         -------------
                                                            19,270,550
                                                         -------------
               NATURAL GAS--0.7%
      91,100   Questar Corp. ..........................      4,065,337
                                                         -------------
               OIL & GAS--2.4%
     *84,000   Cooper Cameron Corp. ...................      5,124,000
     100,000   Shulmberger Ltd. .......................      8,050,000
                                                         -------------
                                                            13,174,000
                                                         -------------
               OIL--INTERNATIONAL--4.9%
     162,400   Exxon Corp. ............................      9,936,850
     128,000   Mobil Corp. ............................      9,240,000
     150,000   Total S.A. (ADR) .......................      8,325,000
                                                         -------------
                                                            27,501,850
                                                         -------------
               PHARMACEUTICALS--3.3%
      90,000   Bristol-Myers Squibb Co. ...............      8,516,250
     130,000   Pfizer, Inc. ...........................      9,693,125
                                                         -------------
                                                            18,209,375
                                                         -------------
               RAILROADS--2.1%
     180,000   Canadian National Railway ..............      8,505,000
     100,000   Kansas City Southern Industries,
               Inc. ...................................      3,175,000
                                                         -------------
                                                            11,680,000
                                                         -------------
 NUMBER OF                                                  MARKET
   SHARES                                                    VALUE
------------                                             -------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE INVESTMENT TRUSTS--12.5%
     130,000   Avalon Properties, Inc. ................  $   4,021,875
     100,000   Carramerica Realty Corp. ...............      3,168,750
     100,000   CCA Prison Realty Trust ................      4,462,500
     120,000   Crescent Real Estate Equities Co. ......      4,725,000
     320,000   Duke Realty Investments, Inc.  .              7,760,000
     111,300   Equity Office Properties Trust .........      3,512,906
     100,000   First Industrial Realty Trust, Inc. ....      3,612,500
     200,000   General Growth Properties ..............      7,225,000
     215,000   Liberty Property Trust .................      6,140,937
     125,000   Mack-Cali Realty Corp. .................      5,125,000
     130,000   Patriot American Hospitality, Inc. .....      3,745,625
     200,000   Security Capital Industrial Trust ......      4,975,000
     120,000   Starwood Lodging Trust .................      6,945,000
      90,000   Vornado Realty Trust ...................      4,224,375
                                                         -------------
                                                            69,644,468
                                                         -------------
               REAL ESTATE DEVELOPMENT--0.3%
      49,700   Rouse Co. ..............................      1,627,675
                                                         -------------
               RESORTS & ENTERTAINMENT--1.8%
     101,600   Walt Disney Co. ........................     10,064,750
                                                         -------------
               RETAIL--SPECIALTY STORES--3.3%
    *250,000   Borders Group, Inc. ....................      7,828,125
     162,600   CVS Corp. ..............................     10,416,563
                                                         -------------
                                                            18,244,688
                                                         -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF                                                  MARKET
   SHARES                                                    VALUE
------------                                             -------------
               COMMON STOCKS (CONTINUED)
               TECHNOLOGY INDUSTRIES--1.5%
     150,000   Motorola, Inc. .........................  $   8,559,375
                                                         -------------
               TELECOMMUNICATIONS--0.8%
    *150,000   Worldcom, Inc. .........................      4,537,500
                                                         -------------
               UTILITIES--GAS & ELECTRIC--5.6%
     155,000   DQE, Inc. ..............................      5,444,375
     112,000   Northern States Power Co. ..............      6,524,000
     227,150   Texas Utilities Co. ....................      9,440,922
     345,000   Williams Cos., Inc. ....................      9,789,375
                                                         -------------
                                                            31,198,672
                                                         -------------
               TOTAL COMMON STOCKS
               (Cost $299,613,634).....................    427,073,759
                                                         -------------
               CONVERTIBLE PREFERRED
               STOCKS--10.1%
               BANKING--0.6%
      30,000   Jefferson-Pilot NB (ACES) (a) ..........      3,210,000
                                                         -------------
               FINANCIAL SERVICES--2.0%
     120,000   Conseco Finance Trust, Series F ........      6,150,000
     113,000   SunAmerica, Inc. .......................      5,261,562
                                                         -------------
                                                            11,411,562
                                                         -------------
               FOOD PROCESSING--0.9%
      70,000   Ralston Purina Co. (b) .................      4,873,750
                                                         -------------
               INSURANCE--0.2%
      20,000   PLC Cap Trust II .......................      1,100,000
                                                         -------------
               MANUFACTURING--CONSUMER
               PRODUCTS--1.1%
     120,000   Newell Financial Trust I** .............      6,270,000
                                                         -------------
 NUMBER OF                                                  MARKET
   SHARES                                                    VALUE
------------                                             -------------
               CONVERTIBLE PREFERRED
               STOCKS (CONTINUED)
               MEDIA--0.6%
      40,000   Evergreen Media Corp.** ................  $   3,095,000
                                                         -------------
               REAL ESTATE DEVELOPMENT--0.7%
      80,000   Rouse Co., Series B ....................      4,040,000
                                                         -------------
               TELECOMMUNICATIONS--2.8%
     115,000   Airtouch Communications,
               Inc. ...................................      7,165,938
      80,000   Qualcomm Financial Trust** .............      3,770,000
      30,000   TCI Pacific Communications,
               Inc., Series A .........................      4,950,000
                                                         -------------
                                                            15,885,938
                                                         -------------
               UTILITIES--GAS & ELECTRIC--1.2%
      40,000   AES Trust I, Series A ..................      2,870,000
      70,000   AES Trust II** .........................      3,613,750
                                                         -------------
                                                             6,483,750
                                                         -------------
               TOTAL CONVERTIBLE
               PREFERRED STOCKS
               (Cost $47,834,766)......................     56,370,000
                                                         -------------
 PRINCIPAL
   AMOUNT
------------
               CONVERTIBLE BONDS--9.1%
               BANKING--0.4%
$  2,000,000   Goldman Sachs Financial Products, 3.00%,
               8/28/02 (c) ............................      1,960,000
                                                         -------------
               BASIC MATERIALS--0.7%
   4,000,000   U.S. Filter Corp., 4.50%, 12/15/01 .....      4,110,000
                                                         -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 PRINCIPAL                                                  MARKET
   AMOUNT                                                    VALUE
------------                                             -------------
               CONVERTIBLE BONDS (CONTINUED)
               COMPUTERS--SOFTWARE &
               PERIPHERALS--0.5%
$  2,500,000   Veritas Software Corp., 5.25%,
               11/01/04** .............................  $   2,718,750
                                                         -------------
               CONSUMER SERVICES--0.9%
   4,000,000   CUC International, Inc., 3.00%,
               2/15/02** ..............................      5,015,000
                                                         -------------
               ENTERTAINMENT--0.3%
   1,500,000   Imax Corp., 5.75%, 4/01/03** ...........      1,786,875
                                                         -------------
               HEALTH CARE PRODUCTS &
               SERVICES--0.7%
   3,500,000   Alza Corp., 5.00%, 5/01/06..............      3,705,625
                                                         -------------
               HUMAN RESOURCES--0.3%
   1,500,000   Personnel Group, 5.75%, 7/01/04** ......      1,708,125
                                                         -------------
               INDUSTRIAL SERVICES--0.4%
   2,250,000   USA Waste Services, Inc., 4.00%,
               2/01/02 ................................      2,463,750
                                                         -------------
               MEDICAL IMAGING SYSTEMS--0.4%
   2,000,000   Thermotrex Corp., 3.25%, 11/01/07 ......      1,937,500
                                                         -------------
               OIL & GAS--1.1%
   4,500,000   Diamond Offshore Drilling, 3.75%,
               2/15/07 ................................      6,086,250
                                                         -------------
               OIL--DOMESTICS--0.8%
   2,400,000   Pennzoil Co., 6.50%, 1/15/03 ...........      4,506,000
                                                         -------------
 PRINCIPAL                                                  MARKET
   AMOUNT                                                    VALUE
------------                                             -------------
               CONVERTIBLE BONDS (CONTINUED)
               RETAIL--SPECIALTY STORES--1.5%
$  1,750,000   Central Garden & Pet Co., 6.00%,
               11/15/03** .............................  $   1,990,625
   6,000,000   Rite Aid Corp., 5.25%, 9/15/02** .......      6,480,000
                                                         -------------
                                                             8,470,625
                                                         -------------
               TECHNOLOGY INDUSTRIES--1.1%
   3,000,000   EMC Corp., 3.25%, 3/15/02** ............      4,076,250
   2,000,000   Premier Technologies, 5.75%,
               7/01/04** ..............................      2,087,500
                                                         -------------
                                                             6,163,750
                                                         -------------
               TOTAL CONVERTIBLE BONDS
               (Cost $43,535,679)......................     50,632,250
                                                         -------------
               MONEY MARKET FUND--2.5%
  13,739,000   ACM Institutional Reserves (Prime
               Portfolio), 5.69% (d) (Cost
               $13,739,000)............................     13,739,000
                                                         -------------
               REPURCHASE AGREEMENT--1.6%
   8,865,000   Repurchase agreement with Deutsche Bank,
               6.78%, due 1/02/98, repurchase price
               $8,868,339 (Collateral-- Federal
               National Mortgage Association Bonds
               including Zero Coupon Bonds,
               0.00%-13.28%, 8/25/21-12/25/27;
               aggregate market value plus accrued
               interest $9,130,951) (Cost
               $8,865,000) ............................      8,865,000
                                                         -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                STRIKE      MARKET
 CONTRACTS                                      PRICE        VALUE
------------                                    ------   -------------
               PURCHASED PUT OPTIONS--0.0%
        *500   Avon Products Inc., expiration
               January, 1998
               (Cost $89,000).................     55    $      12,500
                                                         -------------
               TOTAL INVESTMENTS BEFORE OUTSTANDING
               WRITTEN CALL OPTIONS (Cost
               $413,677,079) (e)-- 100.0%.............     556,692,509
                                                         -------------
               OUTSTANDING WRITTEN CALL OPTIONS--0.0%
        *500   Avon Products Inc., expiration
               January, 1998
               (Premium received $51,623).....     65          (25,000)
                                                         -------------


                                                            MARKET
                                                             VALUE
                                                         -------------
               TOTAL INVESTMENTS NET OF OUTSTANDING
               WRITTEN CALL OPTIONS (Cost
               $413,625,456)-- 100.0%.................   $ 556,667,509
               Other assets less liabilities-- 0.0%...
                                                                69,799
                                                         -------------
               NET ASSETS--100.0%.....................   $ 556,737,308
                                                         -------------

ACES AUTOMATIC COMMON EXCHANGE SECURITY.
ADR  AMERICAN DEPOSITORY RECEIPT.
*     NON-INCOME PRODUCING SECURITY.
** ILLIQUID SECURITY, EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(a)    CONVERTIBLE TO NORWEST CORP. COMMON STOCK.
(b)    CONVERTIBLE TO INTERSTATE BAKERIES COMMON STOCK.
(c)    CONVERTIBLE TO CITICORP COMMON STOCK.
(d)    REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1997.
(e) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1997, NET UNREALIZED APPRECIATION WAS $143,015,430 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $146,329,020 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,313,590.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $413,677,079).....  $556,692,509
  Cash.................................           263
  Receivables
    Interest...........................       671,071
    Dividends..........................     1,096,071
    Capital stock sold.................        31,734
  Other assets.........................        12,081
                                         ------------
      TOTAL ASSETS.....................   558,503,729
                                         ------------
LIABILITIES:
  Payables:
    Capital stock repurchased..........        53,234
    Dividends and distributions........     1,222,118
    Services provided by The Bank of
      New York and Administrator.......       392,969
  Outstanding call options written
    (premium received $51,623).........        25,000
  Accrued expenses and other
    liabilities........................        73,100
                                         ------------
      TOTAL LIABILITIES................     1,766,421
                                         ------------
NET ASSETS:............................  $556,737,308
                                         ------------
SOURCES OF NET ASSETS:
  Capital stock @ par..................  $     35,835
  Capital surplus......................   413,113,868
  Undistributed net investment
    income.............................       154,255
  Accumulated net realized gain on
    investments........................       391,297
  Net unrealized appreciation on
    investments........................   143,042,053
                                         ------------
NET ASSETS.............................  $556,737,308
                                         ------------
INSTITUTIONAL SHARES:
  Net assets...........................  $522,524,183
                                         ------------
  Shares outstanding...................    33,631,562
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      15.54
                                         ------------
INVESTOR SHARES:
  Net assets...........................  $ 34,213,125
                                         ------------
  Shares outstanding...................     2,203,358
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      15.53
                                         ------------
Institutional Shares authorized at
  $.001 par value......................   200,000,000
Investor Shares authorized at $.001 par
  value................................   200,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
  Dividends............................  $ 10,343,109
  Interest.............................     3,103,148
                                         ------------
    TOTAL INCOME.......................    13,446,257
                                         ------------
EXPENSES:
  Advisory.............................     2,765,841
  Administration.......................       871,405
  12b-1 fee--Investor Shares...........        61,919
  Accounting services..................        59,999
  Custodian............................        56,512
  Cash management......................        11,077
  Transfer agent.......................       134,529
  Audit................................        25,159
  Directors............................        10,005
  Insurance............................         6,731
  Reports to shareholders..............        58,237
  Registration and filings.............        36,528
  Legal................................        13,711
  Other................................        32,323
                                         ------------
    TOTAL EXPENSES.....................     4,143,976
    Earnings credit adjustment (Note
      3)...............................        (9,783)
                                         ------------
    NET EXPENSES.......................     4,134,193
                                         ------------
    NET INVESTMENT INCOME..............     9,312,064
                                         ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on:
    Investments........................    60,984,949
    Written call options...............       170,508
                                         ------------
  Net realized gain on investments.....    61,155,457
                                         ------------
  Increase in net unrealized
    appreciation on:
    Investments........................    48,783,296
    Written call options...............        26,623
                                         ------------
  Net unrealized gain on investments
    during the year....................    48,809,919
                                         ------------
  Net realized and unrealized gain on
    investments........................   109,965,376
                                         ------------
  Net increase in net assets resulting
    from operations....................  $119,277,440
                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                     ----------------------------------
                                                                                           1997              1996
                                                                                     ----------------   ---------------
OPERATIONS:
  Net investment income............................................................   $   9,312,064       $  4,378,456
  Net realized gain on investments.................................................      61,155,457         15,733,809
  Increase in unrealized appreciation on investments during the year...............      48,809,919         16,373,339
                                                                                     ----------------   ---------------
    Net increase in net assets resulting from operations...........................     119,277,440         36,485,604
                                                                                     ----------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares.......................      (7,424,671)               -0-
                                        Investor Shares............................      (1,468,710)        (4,220,255)
  Distributions from capital gains: Institutional Shares...........................     (57,654,267)               -0-
                                    Investor Shares................................      (3,788,827)       (15,772,269)
                                                                                     ----------------   ---------------
                                                                                        (70,336,475)       (19,992,524)
                                                                                     ----------------   ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1)..................     476,447,806                -0-
                                    Investor Shares................................      24,850,107         45,850,655
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares........................................      59,462,345                -0-
Investor Shares....................................................................       4,429,446         15,622,755
  Cost of capital stock repurchased: Institutional Shares..........................     (58,544,334)               -0-
                                     Investor Shares (Note 1)......................    (215,212,365)       (31,443,997)
                                                                                     ----------------   ---------------
    Net increase in net assets resulting from capital stock transactions...........     291,433,005         30,029,413
                                                                                     ----------------   ---------------
      INCREASE IN NET ASSETS.......................................................     340,373,970         46,522,493
NET ASSETS:
  Beginning of year................................................................     216,363,338        169,840,845
                                                                                     ----------------   ---------------
  End of year (includes undistributed net investment income of $154,255 at December
    31, 1997 and $223,704 at December 31, 1996)....................................   $ 556,737,308       $216,363,338
                                                                                     ----------------   ---------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1).......................................      33,419,974                -0-
               Investor Shares.....................................................       1,672,509          3,366,850
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares........................................       3,823,869                -0-
Investor Shares....................................................................         286,117          1,107,533
  Shares repurchased: Institutional Shares.........................................      (3,612,281)               -0-
                      Investor Shares (Note 1).....................................     (15,074,119)        (2,232,920)
                                                                                     ----------------   ---------------
    Net increase...................................................................      20,516,069          2,241,463
  Shares outstanding, beginning of year............................................      15,318,851         13,077,388
                                                                                     ----------------   ---------------
  Shares outstanding, end of year..................................................      35,834,920         15,318,851
                                                                                     ----------------   ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                          INSTITUTIONAL
                                             SHARES
                                          -------------
                                             FOR THE                        INVESTOR SHARES
                                          PERIOD APRIL    ----------------------------------------------------
                                            1, 1997*
                                             THROUGH                    YEAR ENDED DECEMBER 31,
                                          DECEMBER 31,    ----------------------------------------------------
                                              1997          1997          1996      1995      1994      1993
                                          -------------   --------      --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of
  period................................    $  14.21      $  14.12      $  12.99  $  10.70  $  11.30  $  10.43
                                          -------------   --------      --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.25          0.35          0.30      0.32      0.31      0.29
Net realized and unrealized gain (loss)
  on investments........................        3.25          3.27          2.22      2.41     (0.60)     0.94
                                          -------------   --------      --------  --------  --------  --------
  Total from investment operations......        3.50          3.62          2.52      2.73     (0.29)     1.23
                                          -------------   --------      --------  --------  --------  --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....       (0.24)        (0.28)        (0.29)    (0.32)    (0.31)    (0.28)
Distributions from capital gains........       (1.93)        (1.93)        (1.10)    (0.12)      -0-     (0.08)
                                          -------------   --------      --------  --------  --------  --------
  Total dividends and distributions.....       (2.17)        (2.21)        (1.39)    (0.44)    (0.31)    (0.36)
                                          -------------   --------      --------  --------  --------  --------
Net asset value at end of period........    $  15.54      $  15.53      $  14.12  $  12.99  $  10.70  $  11.30
                                          -------------   --------      --------  --------  --------  --------
TOTAL RETURN:+..........................       24.73%**      25.85%        19.58%    25.78%    (2.58)%    11.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................    $522,524      $ 34,213      $216,363  $169,841  $135,131  $112,849
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        0.87%***      1.01%         0.97%     1.00%     1.04%     1.09%
  Expenses, prior to waiver from The
    Bank of New York....................        0.87%***      1.01%         0.97%     1.00%     1.04%     1.12%
  Net investment income, net of waiver
    from The Bank of New York...........        2.07%***      1.77%         2.17%     2.66%     2.89%     2.82%
Portfolio turnover rate.................          65%           65%           58%       58%       51%       50%
Average commission rate paid per share
  traded++..............................    $ 0.0622      $ 0.0622      $ 0.0622  $ 0.0557        --        --

*   COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**  NOT ANNUALIZED.
*** ANNUALIZED.
+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS WHICH THE SALES LOAD WAS IN EFFECT.
++ FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR TRADES ON WHICH COMMISSIONS ARE CHARGED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF                                    MARKET
   SHARES                                      VALUE
------------                               -------------
              COMMON STOCKS--95.0%
              AIRCRAFT MANUFACTURING--1.6%
     119,974  Boeing Co. ................  $   5,871,228
                                           -------------
              BANKING--6.8%
     122,000  First Union Corp. .........      6,252,500
      66,800  Chase Manhattan Corp. .....      7,314,600
     318,932  Norwest Corp. .............     12,318,749
                                           -------------
                                              25,885,849
                                           -------------
              BEVERAGES--4.2%
     138,467  Coca-Cola Co. .............      9,225,364
     187,000  PepsiCo, Inc. .............      6,813,813
                                           -------------
                                              16,039,177
                                           -------------
              CHEMICALS--BASIC--2.6%
     230,565  Monsanto Co. ..............      9,683,730
                                           -------------
              CHEMICALS--PETROLEUM--2.5%
     160,146  duPont (E.I.) De Nemours &
              Co. .......................      9,618,769
                                           -------------
              COMMUNICATIONS &
              ENTERTAINMENT--1.7%
     106,579  Time Warner, Inc. .........      6,607,898
                                           -------------
              COMPUTER SERVICES--3.1%
      55,722  HBO & Co. .................      2,674,656
     146,660  Hewlett-Packard Co. .......      9,166,250
                                           -------------
                                              11,840,906
                                           -------------
              COMPUTERS--SOFTWARE &
              PERIPHERALS--6.6%
    *143,187  Cisco Systems, Inc. .......      7,982,675
      36,244  First Data Corp. ..........      1,060,137
     *71,824  Microsoft Corp. ...........      9,283,252

 NUMBER OF                                    MARKET
   SHARES                                      VALUE
------------                               -------------
              COMMON STOCKS (CONTINUED)
      63,000  Systeme, Anwendungen,
              Produkte in der
              Datenverarbeitung (ADR)....  $   6,866,433
                                           -------------
                                              25,192,497
                                           -------------
              CONGLOMERATES--2.6%
     133,146  General Electric Co. ......      9,769,588
                                           -------------
              COSMETICS & TOILETRIES--1.5%
      55,008  Gillette Co. ..............      5,524,866
                                           -------------
              FINANCIAL SERVICES--2.9%
     203,071  Travelers Group, Inc. .....     10,940,450
                                           -------------
              FINANCIAL SERVICES--MORTGAGE
              COMPANIES--3.0%
     201,725  Federal National Mortgage
              Association................     11,510,933
                                           -------------
              FOOD PROCESSING--2.8%
      99,009  CPC International, Inc. ...     10,692,972
                                           -------------
              HOUSEHOLD & PERSONAL
              CARE PRODUCTS--4.5%
     116,938  Procter & Gamble Co. ......      9,333,114
     181,400  Newell Co. ................      7,709,500
                                           -------------
                                              17,042,614
                                           -------------
              INSURANCE--4.2%
      96,345  American International
              Group, Inc. ...............     10,477,519
     111,887  Equitable Cos, Inc. .......      5,566,378
                                           -------------
                                              16,043,897
                                           -------------
              MANUFACTURING--CONSUMER
              PRODUCTS--1.6%
     163,000  Corning, Inc. .............      6,051,375
                                           -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF                                    MARKET
   SHARES                                      VALUE
------------                               -------------
              COMMON STOCKS (CONTINUED)
              MEDIA--0.6%
     *61,612  Liberty Media Group........  $   2,233,435
                                           -------------
              MEDICAL PRODUCTS & SUPPLIES--4.5%
     177,455  Johnson & Johnson..........     11,689,848
     104,000  Medtronic, Inc. ...........      5,440,500
                                           -------------
                                              17,130,348
                                           -------------
              NATURAL GAS--1.0%
      83,633  Questar Corp. .............      3,732,123
                                           -------------
              OIL & GAS--5.4%
     *50,000  Cooper Cameron Corp. ......      3,050,000
      79,976  Enron Corp. ...............      3,324,002
      75,932  ENSCO International,
              Inc. ......................      2,543,722
      84,390  Schulmberger Ltd. .........      6,793,395
     102,000  Transocean Offshore,
              Inc. ......................      4,915,125
                                           -------------
                                              20,626,244
                                           -------------
              OIL--INTERNATIONAL--6.0%
     176,084  Exxon Corp. ...............     10,774,140
     116,000  Mobil Corp. ...............      8,373,750
      62,992  Royal Dutch Petroleum
              Co. .......................      3,413,379
                                           -------------
                                              22,561,269
                                           -------------
              PHARMACEUTICALS--7.2%
      55,000  American Home Products
              Corp. .....................      4,207,500
     *35,126  Amgen, Inc. ...............      1,901,195
      83,269  Merck & Co. ...............      8,847,331
     164,716  Pfizer, Inc. ..............     12,281,637
                                           -------------
                                              27,237,663
                                           -------------
 NUMBER OF                                    MARKET
   SHARES                                      VALUE
------------                               -------------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS--3.2%
     174,000  Duke Realty Investments,
              Inc. ......................  $   4,219,500
     140,000  Liberty Property Trust.....      3,998,750
     154,775  New Plan Realty Trust......      3,946,762
                                           -------------
                                              12,165,012
                                           -------------
              RESORTS & ENTERTAINMENT--2.1%
      80,000  Walt Disney Co. (The)......      7,925,000
                                           -------------
              RETAIL--SPECIALTY STORES--1.7%
     103,445  CVS Corp. .................      6,626,945
                                           -------------
              SEMICONDUCTORS--2.1%
     112,776  Intel Corp. ...............      7,922,514
                                           -------------
              TECHNOLOGY INDUSTRIES--2.0%
     135,663  Motorola, Inc. ............      7,741,270
                                           -------------
              TELECOMMUNICATIONS--1.9%
      33,401  Lucent Technologies,
              Inc. ......................      2,667,905
    *150,000  Worldcom, Inc. ............      4,537,500
                                           -------------
                                               7,205,405
                                           -------------
              TRANSPORTATION--1.7%
     103,552  Union Pacific Corp. .......      6,465,528
                                           -------------
              UTILITIES--GAS & ELECTRIC--3.4%
     121,500  DQE, Inc. .................      4,267,687
     118,126  Florida Progress Corp. ....      4,636,445
      93,253  Texas Utilities Co. .......      3,875,828
                                           -------------
                                              12,779,960
                                           -------------
              TOTAL COMMON STOCKS
              (Costs $198,225,123).......    360,669,465
                                           -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
------------                               -------------
              U.S. TREASURY BILL--0.9%
$  3,540,000  5.23%, 1/22/98
              (Amortized cost
              $3,529,324)................  $   3,530,166
                                           -------------
              MONEY MARKET FUND--3.0%
  11,247,000  ACM Institutional Reserves
              (Prime Portfolio), 5.69%
              (a) (Cost $11,247,000).....     11,247,000
                                           -------------
              REPURCHASE AGREEMENT--1.3%
   5,077,000  Repurchase agreement with
              Deutsche Bank, 6.78%, due
              1/02/98, repurchase price
              $5,078,912 (Collateral--
              Federal National Mortgage
              Association Bonds including
              Zero Coupon Bonds,
              0.00%-6.50%,
              11/25/23-12/25/27;
              aggregate market value plus
              accrued interest
              $5,229,310) (Cost
              $5,077,000)................      5,077,000
                                           -------------
              TOTAL INVESTMENTS BEFORE
              OUTSTANDING WRITTEN CALL
              OPTIONS
              (Cost $218,078,447) (b)--
              100.2%.....................    380,523,631
                                           -------------

                                         STRIKE
  CONTRACTS                               PRICE
-------------                          -----------
               OUTSTANDING WRITTEN CALL
               OPTIONS--(0.1%)
       *100    Coca-Cola Co.,
               expiration January,
               1998..................          70         (3,750)
       *200    Federal National
               Mortgage Association,
               expiration January,
               1998..................          55        (60,000)
       *100    Federal National
               Mortgage Association,
               expiration January,
               1998..................          60         (5,000)

                                         STRIKE        MARKET
  CONTRACTS                               PRICE         VALUE
-------------                          -----------  -------------
               OUTSTANDING WRITTEN CALL OPTIONS
               (CONTINUED)
       *200    Johnson & Johnson,
               expiration January,
               1998..................          65   $    (37,500)
       *100    Pfizer, Inc.,
               expiration January,
               1998..................          75        (20,000)
       *100    Pfizer, Inc.,
               expiration January,
               1998..................          80         (6,250)
       *100    Procter & Gamble Co.,
               expiration January,
               1998..................          85         (3,750)
       *100    Travelers Group, Inc.,
               expiration January,
               1998..................          50        (41,250)
       *100    Travelers Group, Inc.,
               expiration January,
               1998..................          55         (8,750)
                                                    -------------
               Total Outstanding Written Call
               Options (Premiums received
               $197,324)..........................      (186,250)
                                                    -------------
               TOTAL INVESTMENTS NET OF
               OUTSTANDING WRITTEN CALL OPTIONS
               (Cost $217,881,123)--100.1%........    380,337,381
               Other assets less liabilities--
               (0.1%).............................      (547,045)
                                                    -------------
               NET ASSETS--100.0%.................  $ 379,790,336
                                                    -------------

ADR AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)   REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1997.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1997, NET UNREALIZED APPRECIATION WAS $162,445,184 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $164,692,818 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $2,247,634.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $218,078,447).....  $380,523,631
  Cash.................................           597
  Receivables
    Interest...........................        54,529
    Dividends..........................       408,101
    Capital stock sold.................           875
  Deferred organization costs and other
    assets.............................        78,656
                                         ------------
      TOTAL ASSETS.....................   381,066,389
                                         ------------
LIABILITIES:
  Payables:
    Capital stock repurchased..........           120
    Dividends and distributions........       790,940
    Services provided by The Bank of
      New York and Administrator.......       262,710
  Outstanding call options written
    (premium received $197,324)........       186,250
  Accrued expenses and other
    liabilities........................        36,033
                                         ------------
      TOTAL LIABILITIES................     1,276,053
                                         ------------
NET ASSETS:............................  $379,790,336
                                         ------------
SOURCES OF NET ASSETS:
  Capital stock @ par..................  $     34,726
  Capital surplus......................   218,834,130
  Undistributed net investment
    income.............................        31,634
  Accumulated distributions in excess
    of net realized gain on
    investments........................    (1,566,412)
  Net unrealized appreciation on
    investments........................   162,456,258
                                         ------------
NET ASSETS.............................  $379,790,336
                                         ------------
INSTITUTIONAL SHARES:
  Net assets...........................  $373,326,179
                                         ------------
  Shares outstanding...................    34,134,098
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      10.94
                                         ------------
INVESTOR SHARES:
  Net assets...........................  $  6,464,157
                                         ------------
  Shares outstanding...................       591,847
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      10.92
                                         ------------
Institutional Shares authorized at
  $.001 par value......................   200,000,000
Investor Shares authorized at $.001 par
  value................................   200,000,000

                            STATEMENT OF OPERATIONS

                     FOR THE PERIOD APRIL 1, 1997* THROUGH
                               DECEMBER 31, 1997

INVESTMENT INCOME:
  Dividends (net of foreign withholding
    taxes of $23,715)...................  $  3,922,539
  Interest..............................       634,149
                                          ------------
    TOTAL INCOME........................     4,556,688
                                          ------------
EXPENSES:
  Advisory..............................     1,597,800
  Administration........................       532,600
  12b-1 fee--Investor Shares............         4,805
  Accounting services...................        45,000
  Custodian.............................        54,910
  Cash management.......................        14,450
  Transfer agent........................        34,463
  Audit.................................        17,857
  Directors.............................         5,264
  Reports to shareholders...............        18,180
  Registration and filings..............        16,824
  Legal.................................         7,570
  Other.................................        16,481
                                          ------------
    TOTAL EXPENSES......................     2,366,204
  Fees waived by The Bank of New York...      (177,856)
                                          ------------
    NET EXPENSES........................     2,188,348
                                          ------------
    NET INVESTMENT INCOME...............     2,368,340
                                          ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on:
    Investments.........................    54,303,768
    Written call options................        95,233
                                          ------------
  Net realized gain on investments......    54,399,001
                                          ------------
  Increase in net unrealized
    appreciation on:
    Investments.........................    28,767,535
    Written call options................        11,074
                                          ------------
  Net unrealized gain on investments
    during the period...................    28,778,609
                                          ------------
  Net realized and unrealized gain on
    investments.........................    83,177,610
                                          ------------
  Net increase in net assets resulting
    from operations.....................  $ 85,545,950
                                          ------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH DECEMBER 31, 1997

--------------------------------------------------------------------------------

OPERATIONS:
  Net investment income...............................................................  $  2,368,340
  Net realized gain on investments....................................................    54,399,001
  Increase in unrealized appreciation on investments during the period................    28,778,609
                                                                                        ------------
    Net increase in net assets resulting from operations..............................    85,545,950
                                                                                        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........................    (2,318,068)
                                        Investor Shares...............................       (17,933)
  Distributions from capital gains: Institutional Shares..............................   (55,015,232)
                                    Investor Shares...................................      (950,886)
                                                                                        ------------
                                                                                         (58,302,119)
                                                                                        ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....................   371,116,638
                                    Investor Shares...................................     7,761,628
  Proceeds from shares issued on reinvestment of dividends and distributions:
    Institutional Shares..............................................................    54,402,109
                                                                              Investor
    Shares............................................................................       969,794
  Cost of capital stock repurchased: Institutional Shares.............................   (80,102,249)
                                     Investor Shares..................................    (1,601,415)
                                                                                        ------------
    Net increase in net assets resulting from capital stock transactions..............   352,546,505
                                                                                        ------------
      INCREASE IN NET ASSETS..........................................................   379,790,336
NET ASSETS:
  Beginning of period.................................................................           -0-
                                                                                        ------------
  End of period (includes undistributed net investment income of $31,634 at December
    31, 1997).........................................................................  $379,790,336
                                                                                        ------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................................    35,761,158
               Investor Shares........................................................       632,712
  Shares issued on reinvestment of dividends and distributions: Institutional
    Shares............................................................................     4,970,948
                                                                Investor Shares.......        88,650
  Shares repurchased: Institutional Shares............................................    (6,598,008)
                      Investor Shares.................................................      (129,515)
                                                                                        ------------
    Net increase......................................................................    34,725,945
  Shares outstanding, beginning of period.............................................           -0-
                                                                                        ------------
  Shares outstanding, end of period...................................................    34,725,945
                                                                                        ------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                          INSTITUTIONAL           INVESTOR
                                                              SHARES               SHARES
                                                         ----------------      --------------
                                                                               FOR THE PERIOD
                                                          FOR THE PERIOD        MAY 1, 1997*
                                                          APRIL 1, 1997*          THROUGH
                                                         THROUGH DECEMBER       DECEMBER 31,
                                                             31, 1997               1997
                                                         ----------------      --------------
PER SHARE DATA:
Net asset value at beginning of period.................      $  10.00             $ 10.70
                                                             --------          --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................................          0.08                0.06
Net realized and unrealized gain on investments........          2.83                2.12
                                                             --------          --------------
  Total from investment operations.....................          2.91                2.18
                                                             --------          --------------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...................         (0.08)              (0.07)
Distributions from capital gains.......................         (1.89)              (1.89)
                                                             --------          --------------
  Total dividends and distributions....................         (1.97)              (1.96)
                                                             --------          --------------
Net asset value at end of period.......................      $  10.94             $ 10.92
                                                             --------          --------------
TOTAL RETURN:..........................................         29.11%**            20.37%**
RATIOS/SUPPLEMENTAL DATA:..............................
Net assets at end of period (000's omitted)............      $373,326             $ 6,464
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York....          0.82%***            1.07%***
  Expenses, prior to waiver from The Bank of New
    York...............................................          0.88%***            1.16%***
  Net investment income, net of waiver from The Bank of
    New York...........................................          0.89%***            0.54%***
Portfolio turnover rate................................            37%                 37%
Average commission rate paid per share traded..........      $ 0.0630             $0.0630

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF                                    MARKET
  SHARES                                       VALUE
-----------                                -------------
             COMMON STOCKS--93.3%
             ADVERTISING--3.9%
  *201,346   Ha-Lo Industries, Inc. .....  $   5,234,996
                                           -------------
             AUTO PARTS & EQUIPMENT--1.7%
  *219,156   Miller Industries, Inc. ....      2,355,927
                                           -------------
             BIOSCIENCES--0.5%
   *54,675   Aurora Biosciences Corp. ...        717,609
                                           -------------
             COMPUTER SERVICES--9.4%
   *27,275   Comverse Technology,
             Inc. .......................      1,063,725
  *126,720   Network Appliance, Inc. ....      4,498,560
   *42,955   PRI Automation, Inc. .......      1,240,326
  *115,685   Veritas Software Corp. .....      5,899,935
                                           -------------
                                              12,702,546
                                           -------------
             COMPUTERS--SOFTWARE &
             PERIPHERALS--11.5%
   *46,330   Apex PC Solutions, Inc. ....      1,025,051
  *142,400   ENCAD, Inc. ................      3,916,000
   *58,020   J.D. Edwards & Co. .........      1,711,590
   *23,275   Jetfax, Inc. ...............        125,103
  *164,205   Saville Systems Ireland
             (ADR).......................      6,814,508
   *49,051   Sterling Commerce, Inc. ....      1,885,398
                                           -------------
                                              15,477,650
                                           -------------
             DATA PROCESSING SYSTEMS--2.6%
   *66,600   Applied Graphics
             Technologies, Inc. .........      3,546,450
                                           -------------

 NUMBER OF                                    MARKET
  SHARES                                       VALUE
-----------                                -------------
             COMMON STOCKS (CONTINUED)
             EDUCATION--8.5%
  *158,703   DeVry, Inc. ................  $   5,058,658
   *49,580   Education Management
             Corp. ......................      1,536,980
  *106,045   ITT Educational Services,
             Inc. .......................      2,366,129
   *64,070   Sylvan Learning Systems,
             Inc. .......................      2,498,730
                                           -------------
                                              11,460,497
                                           -------------
             ELECTRICAL & ELECTRONIC
             EQUIPMENT--2.8%
   *44,090   Etec Systems, Inc. .........      2,050,185
   *41,810   Jabil Circuit, Inc. ........      1,661,948
                                           -------------
                                               3,712,133
                                           -------------
             ENTERTAINMENT--1.1%
   *37,395   Cinar Films, Inc. ..........      1,453,731
                                           -------------
             FINANCIAL SERVICES--3.8%
   105,190   Bank United Corp., Class A..      5,147,736
                                           -------------
             FOOD PROCESSING--1.8%
   *41,630   Suiza Foods Corp. ..........      2,479,587
                                           -------------
             FUNERAL SERVICES--CEMETERY--3.6%
  *207,942   Equity Corp.
             International...............      4,808,659
                                           -------------
             INSURANCE--2.3%
   106,330   Allied Group, Inc. .........      3,043,696
                                           -------------
             INVESTMENT MANAGEMENT--1.1%
    48,187   Oppenheimer Capital.........      1,457,657
                                           -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF                                    MARKET
  SHARES                                       VALUE
-----------                                -------------
             COMMON STOCKS (CONTINUED)
             MANUFACTURING--7.2%
  *128,040   Scotts Co. (The), Class A...  $   3,873,210
   *48,810   Waters Corp. ...............      1,836,476
   179,592   Wolverine World Wide........      4,063,269
                                           -------------
                                               9,772,955
                                           -------------
             MEDICAL PRODUCTS & SUPPLIES--0.5%
   *70,000   Computer Motion, Inc. ......        735,000
                                           -------------
             OIL & GAS--11.7%
   *61,225   B.J. Services Co. ..........      4,404,373
   *64,535   Falcon Drilling Co. ........      2,262,758
  *114,325   Global Industries Ltd. .....      1,943,525
   *72,960   National-Oilwell Inc. ......      2,494,320
   *29,640   Petroleum Geo-Services
             (ADR).......................      1,919,190
   *27,225   Precision Drilling Corp. ...        663,609
   *38,850   Tuboscope Vetco
             International Corp. ........        934,828
   *44,450   UTI Energy Corp. ...........      1,150,144
                                           -------------
                                              15,772,747
                                           -------------
             PARKING FACILITIES--2.8%
   *83,910   Central Parking Corp. ......      3,802,172
                                           -------------
             PHARMACEUTICALS--1.5%
   *67,585   Agouron Pharmaceuticals,
             Inc. .......................      1,985,309
                                           -------------
             PRISON MANAGEMENT--3.7%
  *134,575   Corrections Corp. ..........      4,987,686
                                           -------------
 NUMBER OF                                    MARKET
  SHARES                                       VALUE
-----------                                -------------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE INVESTMENT TRUSTS--1.4%
     9,325   CCA Prison Realty Trust.....  $     416,128
    39,160   First Union Real Estate
             Investments.................        636,350
    25,190   Irvine Apartment
             Communities.................        801,357
                                           -------------
                                               1,853,835
                                           -------------
             RECORDS STORAGE--3.2%
  *119,430   Iron Mountain, Inc. ........      4,299,480
                                           -------------
             RESORTS & ENTERTAINMENT--1.7%
   *88,615   Vail Resorts, Inc. .........      2,298,452
                                           -------------
             RETAIL--SPECIALTY STORES--0.9%
   *41,285   Cole National Crop., Class
             A...........................      1,235,970
                                           -------------
             SHIPBUILDING--0.4%
   *20,512   Halter Marine Group,
             Inc. .......................        592,284
                                           -------------
             TELECOMMUNICATIONS--2.2%
   *76,010   Corsair Communications,
             Inc. .......................      1,235,162
   *60,710   Level One Communications,
             Inc. .......................      1,715,057
                                           -------------
                                               2,950,219
                                           -------------
             TEXTILE--1.5%
   *45,905   Jones Apparel Group Inc. ...      1,973,915
                                           -------------
             TOTAL COMMON STOCKS
             (Costs $103,297,968)........    125,858,898
                                           -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                              MARKET
                                               VALUE
                                           -------------
 PRINCIPAL
   AMOUNT
-----------
             MONEY MARKET FUND--3.7%
 $5,013,000  ACM Institutional Reserves
             (Prime Portfolio), 5.69% (a)
             (Cost $5,013,000)...........  $   5,013,000
                                           -------------
             REPURCHASE AGREEMENT--3.8%
 5,124,000   Repurchase Agreement with
             Deutsche Bank, 6.78%, due
             1/02/98, repurchase price
             $5,125,930 (Collateral--
             Federal Home Loan Mortgage
             Corporation Bonds,
             6.50%-7.00%,
             7/15/06-10/15/15; Federal
             National Mortgage
             Association Bond, 7.50%,
             8/25/21; aggregate market
             value plus accrued interest
             $5,277,721) (Cost
             $5,124,000).................      5,124,000
                                           -------------
                                              MARKET
                                               VALUE
                                           -------------
             TOTAL INVESTMENTS
             (Cost $113,434,968) (b)--
             100.8%......................  $ 135,995,898
             Other assets less
             liabilities-- (0.8%)........     (1,093,864)
                                           -------------
             NET ASSETS--100.0%..........  $ 134,902,034
                                           -------------

ADR AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)   REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1997.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1997, NET UNREALIZED APPRECIATION WAS $22,560,930 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $29,992,088 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $7,431,158.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $113,434,968).....  $135,995,898
  Cash.................................           987
  Receivables
    Interest...........................        20,550
    Dividends..........................        41,375
    Capital stock sold.................         1,600
  Deferred organization costs and other
    assets.............................        33,625
                                         ------------
      TOTAL ASSETS.....................   136,094,035
                                         ------------
LIABILITIES:
  Payables:
    Capital stock repurchased..........       292,444
    Distributions......................       781,784
    Services provided by The Bank of
      New York and Administrator.......        95,328
  Accrued expenses and other
    liabilities........................        22,445
                                         ------------
      TOTAL LIABILITIES................     1,192,001
                                         ------------
NET ASSETS:............................  $134,902,034
                                         ------------
SOURCES OF NET ASSETS:
  Capital stock @ par..................  $     11,304
  Capital surplus......................   110,309,323
  Undistributed net investment
    income.............................         2,445
  Accumulated net realized gain on
    investments........................     2,018,032
  Net unrealized appreciation on
    investments........................    22,560,930
                                         ------------
NET ASSETS.............................  $134,902,034
                                         ------------
INSTITUTIONAL SHARES:
  Net assets...........................  $133,740,533
                                         ------------
  Shares outstanding...................    11,206,765
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      11.93
                                         ------------
INVESTOR SHARES:
  Net assets...........................  $  1,161,501
                                         ------------
  Shares outstanding...................        97,246
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      11.94
                                         ------------
Institutional Shares authorized at
  $.001 par value......................   200,000,000
Investor Shares authorized at $.001 par
  value................................   200,000,000

                            STATEMENT OF OPERATIONS

                     FOR THE PERIOD APRIL 1, 1997* THROUGH
                               DECEMBER 31, 1997

INVESTMENT INCOME:
  Dividends.............................  $   355,557
  Interest..............................      275,006
                                          -----------
    TOTAL INCOME........................      630,563
                                          -----------
EXPENSES:
  Advisory..............................      664,400
  Administration........................      177,174
  12b-1 fee--Investor Shares............          903
  Accounting services...................       45,000
  Custodian.............................       19,980
  Cash management.......................        3,007
  Transfer agent........................       25,506
  Audit.................................        6,453
  Directors.............................        5,264
  Reports to shareholders...............        5,354
  Registration and filings..............       13,006
  Legal.................................        2,717
  Other.................................        8,826
                                          -----------
    TOTAL EXPENSES......................      977,590
  Fees waived by The Bank of New York...     (116,936)
                                          -----------
    NET EXPENSES........................      860,654
                                          -----------
    NET INVESTMENT LOSS.................     (230,091)
                                          -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on:
    Investments.........................   11,284,179
    Written call options................        7,087
                                          -----------
  Net realized gain on investments......   11,291,266
                                          -----------
  Increase in unrealized appreciation
    on:
    Investments during the period.......   12,899,933
                                          -----------
  Net realized and unrealized gain on
    investments.........................   24,191,199
                                          -----------
  Net increase in net assets resulting
    from operations.....................  $23,961,108
                                          -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH DECEMBER 31, 1997

--------------------------------------------------------------------------------

OPERATIONS:
  Net investment loss.................................................................  $  (230,091)
  Net realized gain on investments....................................................   11,291,266
  Increase in unrealized appreciation on investments during the period................   12,899,933
                                                                                        -----------
    Net increase in net assets resulting from operations..............................   23,961,108
                                                                                        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from capital gains: Institutional Shares..............................   (8,963,629)
                                    Investor Shares...................................      (77,069)
                                                                                        -----------
                                                                                         (9,040,698)
                                                                                        -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....................  128,542,581
                                    Investor Shares...................................    1,180,363
  Proceeds from shares issued on reinvestment of distributions: Institutional
    Shares............................................................................    8,181,980
                                                                Investor Shares.......       76,934
  Cost of capital stock repurchased: Institutional Shares.............................  (17,984,055)
                                     Investor Shares..................................      (16,179)
                                                                                        -----------
    Net increase in net assets resulting from capital stock transactions..............  119,981,624
                                                                                        -----------
      INCREASE IN NET ASSETS..........................................................  134,902,034
NET ASSETS:
  Beginning of period.................................................................          -0-
                                                                                        -----------
  End of period (includes undistributed net investment income of $2,445 at December
    31, 1997).........................................................................  $134,902,034
                                                                                        -----------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................................   11,960,101
               Investor Shares........................................................       92,035
  Shares issued on reinvestment of dividends and distributions: Institutional
    Shares............................................................................      685,832
                                                                Investor Shares.......        6,443
  Shares repurchased: Institutional Shares............................................   (1,439,168)
                      Investor Shares.................................................       (1,232)
                                                                                        -----------
    Net increase......................................................................   11,304,011
  Shares outstanding, beginning of period.............................................          -0-
                                                                                        -----------
  Shares outstanding, end of period...................................................   11,304,011
                                                                                        -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     INSTITUTIONAL        INVESTOR
                                                         SHARES            SHARES
                                                    ----------------   --------------
                                                     FOR THE PERIOD    FOR THE PERIOD
                                                     APRIL 1, 1997*     MAY 1, 1997*
                                                        THROUGH           THROUGH
                                                      DECEMBER 31,      DECEMBER 31,
                                                          1997              1997
                                                    ----------------   --------------
PER SHARE DATA:
Net asset value at beginning of period............      $  10.00          $ 10.03
                                                        --------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss...............................         (0.02)           (0.02)
Net realized and unrealized gain on investments...          2.80             2.78
                                                        --------          -------
  Total from investment operations................          2.78             2.76
                                                        --------          -------
DISTRIBUTIONS
Distributions from capital gains..................         (0.85)           (0.85)
                                                        --------          -------
Net asset value at end of period..................      $  11.93          $ 11.94
                                                        --------          -------
TOTAL RETURN:.....................................         27.80%**         27.52%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).......      $133,741          $ 1,162
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New
    York..........................................          0.97%***         1.22%***
  Expenses, prior to waiver from The Bank of New
    York..........................................          1.10%***         1.40%***
  Net investment loss, net of waiver from The Bank
    of New York...................................         (0.26)%***       (0.54)%***
Portfolio turnover rate...........................            68%              68%
Average commission rate paid per share traded.....      $ 0.0531          $0.0531

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                     US$ VALUE
-----------                                 ------------
             COMMON STOCKS--98.4%
             ARGENTINA--0.6%
   *12,540   Disco SA (ADR)...............  $    563,516
                                            ------------
             AUSTRALIA--2.2%
    15,660   Australia and New Zealand
             Banking Group Ltd. ..........       103,464
    28,500   Australian Gas Light Co.
             Ltd. ........................       198,695
    11,200   Broken Hill Propietary Co.
             Ltd. ........................       103,990
    16,300   National Australian Bank
             Ltd. ........................       227,598
    59,800   News Corp. Ltd. .............       330,022
   *30,500   Southern Pacific Petroleum
             NL...........................        54,650
  *206,400   Telstra Corp. Ltd. ..........       359,857
    39,350   Westpac Banking Corp. .......       251,674
    16,900   Woodside Petroleum Ltd. .....       119,144
   123,000   Woolworths Ltd. .............       411,132
                                            ------------
                                               2,160,226
                                            ------------
             BRAZIL--0.6%
    11,900   Centrais Electricas
             Brasileiras (ADR)............       295,895
     2,400   Telecomunicacoes Brasileiras
             SA (ADR).....................       279,450
                                            ------------
                                                 575,345
                                            ------------

 NUMBER OF
  SHARES                                     US$ VALUE
-----------                                 ------------
             COMMON STOCKS (CONTINUED)
             FINLAND--0.8%
    11,000   Nokia Oyj, A Shares..........  $    781,749
                                            ------------
             FRANCE--9.6%
     4,250   Alcatel Alsthom..............       540,446
    19,059   Banque Nationale De Paris....     1,013,483
     6,800   Cap Gemini SA................       557,825
       650   Carrefour Supermarche SA.....       339,270
     2,500   Cetelem......................       340,766
     4,821   Compagnie de Saint-Gobain....       685,181
     6,000   Compagnie Generale
             des Eaux.....................       837,785
     5,500   Elf Aquitaine SA.............       639,975
     1,400   Essilor International........       418,892
   *17,800   France Telecom SA............       645,916
     4,500   L'Air Liquide................       704,637
     1,220   L'OREAL......................       477,588
     2,400   Legrand SA...................       478,336
     4,670   Michelin (CGDE), B Shares....       235,213
    *8,000   SGS-Thomson Microelectronics
             NV...........................       495,357
     6,100   Societe BIC SA...............       445,444
     4,700   Total SA,B Shares............       511,731
                                            ------------
                                               9,367,845
                                            ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                     US$ VALUE
-----------                                 ------------
             COMMON STOCKS (CONTINUED)
             GERMANY--9.1%
     4,320   Allianz AG...................  $  1,114,812
    20,320   BASF AG......................       725,535
    13,700   Bayer AG.....................       508,595
     9,820   Daimler-Benz AG..............       693,610
    16,000   Deutsche Bank AG.............     1,119,439
    34,000   Deutsche Telekom AG..........       629,685
       555   Linde AG.....................       336,758
       710   Mannesmann AG................       356,571
     1,250   Muenchener Rueckver AG.......       475,517
    14,600   Siemens AG...................       881,013
     2,250   SAP AG-Vorzug................       731,045
    18,500   VEBA AG......................     1,260,398
                                            ------------
                                               8,832,978
                                            ------------
             GREECE--1.3%
    16,375   Hellenic Telecommunication
             Organization SA..............       335,925
     9,700   Intracom SA..................       447,901
     5,100   National Bank Of Greece SA...       449,326
                                            ------------
                                               1,233,152
                                            ------------
 NUMBER OF
  SHARES                                     US$ VALUE
-----------                                 ------------
             COMMON STOCKS (CONTINUED)
             HONG KONG--2.4%
    21,000   Cheung Kong Holdings Ltd. ...  $    137,547
    43,500   China Light and Power Co. ...       241,409
  *112,000   China Telecom (Hong Kong)
             Ltd. ........................       192,249
   342,000   Giordano International
             Ltd. ........................       118,072
    10,000   HSBC Holdings PLC............       246,507
    12,900   Hang Seng Bank Ltd. .........       124,450
    17,500   Hong Kong Electric Holdings
             Ltd. ........................        66,515
   152,400   Hong Kong Telecommunications
             Ltd. ........................       313,719
    34,000   Hutchison Whampoa Ltd. ......       213,261
    44,000   New World Development Co.
             Ltd. ........................       152,189
    98,000   South China Morning Post
             Holdings Ltd. ...............        68,932
    20,000   Sun Hung Kai Properties
             Ltd. ........................       139,386
    26,500   Swire Pacific Ltd.,A
             Shares.......................       145,355
  *234,000   Tianjin Development Holdings
             Ltd. ........................       217,442
                                            ------------
                                               2,377,033
                                            ------------
             HUNGARY--0.2%
     9,300   MOL Magyar Olaj-es Gazipari
             Rt., A Shares (GDR)..........       226,920
                                            ------------
             IRELAND--1.9%
    60,519   Allied Irish Banks PLC.......       585,021
    60,282   CRH PLC......................       700,279
   100,000   Irish Life PLC...............       567,664
                                            ------------
                                               1,852,964
                                            ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                     US$ VALUE
-----------                                 ------------
             COMMON STOCKS (CONTINUED)
             ITALY--4.4%
    15,000   Assicurazioni Generali.......  $    368,638
   267,000   Banca Commerciale Italiana...       928,763
   190,000   ENI SPA......................     1,077,887
   190,000   Stet Societa' Finanziaria
             Telefonica SPA--RNC..........       838,237
   378,000   Telecom Italia Mobile SPA--
             RNC..........................     1,075,421
                                            ------------
                                               4,288,946
                                            ------------
             JAPAN--17.7%
     5,100   Advantest Corp. .............       290,261
    27,000   Canon, Inc. .................       631,282
     5,700   Circle K Japan Co. Ltd. .....       273,994
    81,000   Fujitsi Ltd. ................       872,166
    15,000   Hoya Corp. ..................       473,000
     7,000   Kyocera Corp. ...............       318,718
    20,000   Marui Co. Ltd. ..............       312,257
   114,000   Minebea Co. Ltd. ............     1,227,493
    33,000   Mitsubishi Estate Co.
             Ltd. ........................       360,403
   100,000   NEC Corp. ...................     1,069,057
        15   NTT Data Corp. ..............       811,022
   100,000   Ricoh Corp. Ltd. ............     1,245,952
     7,000   Rohm Co. ....................       716,038
    21,000   Sanwa Bank Ltd. .............       213,196
    41,000   Shin-Etsu Chemical Co.
             Ltd. ........................       785,180
    17,500   Sony Corp. ..................     1,561,285
   110,000   Sumitomo Electric
             Industries...................     1,505,910
    50,000   Sumitomo Sitix Corp. ........       534,529
     7,000   TDK Corp. ...................       529,760
    80,000   Takeda Chemical Industries...     2,288,860
    28,000   Tokyo Electron Ltd. .........       900,162
    10,000   Toyota Motor Corp. ..........       287,646
                                            ------------
                                              17,208,171
                                            ------------
 NUMBER OF
  SHARES                                     US$ VALUE
-----------                                 ------------
             COMMON STOCKS (CONTINUED)
             MALAYSIA--0.5%
    35,800   Malayan Banking Berhad.......  $    103,932
    49,000   Petronas Gas Berhad..........       111,410
     5,600   Rothmans of Pall Mall
             Berhad.......................        43,521
    35,000   Sime Darby Berhad............        33,630
    59,500   Telekom Malaysia Berhad......       175,793
                                            ------------
                                                 468,286
                                            ------------
             MEXICO--2.5%
   *64,360   Cementos de Mexico (ADR).....       583,578
   290,000   Controladora Commercial
             Mexicana SA..................       374,829
   *25,500   Corporacion Geo SA, B Shares
             + (ADR)......................       627,550
    82,000   Grupo Carson SA, Series A1...       546,205
    23,000   Grupo Radio Centro SA
             (ADR)........................       327,750
                                            ------------
                                               2,459,912
                                            ------------
             NETHERLANDS--6.5%
    38,000   ABN AMRO Holding NV..........       740,420
    21,799   Ahold NV.....................       568,840
    16,477   Dordtsche Petroleum-Industrie
             MIJ NV.......................       884,310
    19,871   Internationale Nederlanden
             Groep NV.....................       837,096
     9,500   Philips Electronics NV.......       569,842
    23,500   Royal Dutch Petroleum Co. ...     1,290,211
    14,900   Unilever NV-CVA..............       918,743
     3,800   Wolters Kluwer NV-CVA........       490,927
                                            ------------
                                               6,300,389
                                            ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                     US$ VALUE
-----------                                 ------------
             COMMON STOCKS (CONTINUED)
             NEW ZEALAND--0.3%
    40,000   Carter Holt Harvey Ltd. .....  $     61,782
    41,400   Telecom Corporation of New
             Zealand Ltd. ................       200,726
                                            ------------
                                                 262,508
                                            ------------
             PHILIPPINES--0.1%
    40,000   La Tondena Distillers,
             Inc. ........................        18,547
 1,750,000   Pryce Properties Corp. ......        48,247
                                            ------------
                                                  66,794
                                            ------------
             POLAND--0.2%
    25,000   Elektrim Spolka Akcyjna SA...       241,850
                                            ------------
             PORTUGAL--2.0%
    25,000   Cimentos de Portugal, SA.....       655,989
    37,500   Electricidade de Portugal,
             SA...........................       710,859
    12,200   Portugal Telecom SA..........       566,718
                                            ------------
                                               1,933,566
                                            ------------
             SINGAPORE--0.6%
    10,000   Jurong Shipyard Ltd. ........        47,479
    23,000   Overseas Union Bank..........        88,045
     8,000   Singapore International
             Airlines Ltd. ...............        52,227
     3,000   Singapore Press Holdings
             Ltd. ........................        37,568
  *137,000   Singapore Technologies
             Engineering Ltd. ............       105,701
    50,000   Singapore Telecommunications
             Ltd. ........................        93,178
    24,000   United Overseas Bank Ltd. ...       133,180
                                            ------------
                                                 557,378
                                            ------------
 NUMBER OF
  SHARES                                     US$ VALUE
-----------                                 ------------
             COMMON STOCKS (CONTINUED)
             SPAIN--3.6%
    24,500   Banco Santander SA...........  $    818,192
    16,800   Corporacion Mapfre...........       445,309
    27,500   Empresa Nacional de
             Electricidad SA..............       488,058
     4,000   Grupo Acciona SA.............       652,428
    10,620   Repsol Petroleo SA...........       452,907
    22,000   Telefonica de Espana.........       627,889
                                            ------------
                                               3,484,783
                                            ------------
             SWEDEN--2.3%
    10,567   Astra AB, A Shares...........       183,123
    18,933   Astra AB, B Shares...........       318,558
     4,400   Electrolux AB, Series B......       305,557
     3,220   Sandvik AB...................        91,718
    14,580   Sandvik AB, B Shares.........       417,130
    26,000   Telefonaktiebolaget LM
             Ericsson, B Shares...........       978,150
                                            ------------
                                               2,294,236
                                            ------------
             SWITZERLAND--8.7%
     2,320   Adecco SA....................       673,628
       600   Alusuisse-Lonza Holding AG...       577,148
     6,900   Credit Suisse Group..........     1,069,143
       770   Nestle SA....................     1,155,620
     1,430   Novartis AG, Registered
             Shares.......................     2,323,607
       175   Roche Holding AG.............     1,740,340
       650   Union Bank of Switzerland, B
             Shares.......................       941,208
                                            ------------
                                               8,480,694
                                            ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                     US$ VALUE
-----------                                 ------------
             COMMON STOCKS (CONTINUED)
             UNITED KINGDOM--20.3%
    52,000   Abbey National PLC...........  $    897,534
    25,850   British Aerospace PLC........       740,511
    80,379   British Airport Author PLC...       644,747
    66,900   British Airways PLC..........       656,612
   104,794   British Petroleum Co.........     1,380,289
    31,000   British Telecommunications
             PLC..........................       244,708
    67,263   Dixons Group PLC.............       676,222
    45,200   General Accident PLC.........       784,627
    98,500   General Electric Co. PLC.....       646,668
    70,533   Glaxo Wellcome PLC...........     1,668,873
    33,650   Imperial Chemical Industries
             PLC..........................       520,457
    46,000   Kingfisher PLC...............       641,839
   130,537   Ladbroke Group PLC...........       567,035
    29,000   Land Securities PLC..........       467,623
   123,000   Lloyds TSB Group PLC.........     1,590,742
    86,500   Marks & Spencer PLC..........       852,541
   *57,000   Norwich Union PLC............       350,298
    55,000   Reed International PLC.......       536,196
   149,000   Rentokil Initial PLC.........       649,687
    37,500   Siebe PLC....................       703,410
    92,000   SmithKline Beecham PLC.......       946,863
    40,000   Smiths Industries PLC........       569,638
    38,660   TI Group PLC.................       296,428
    54,146   The Berkeley Group PLC.......       554,598
   126,261   Vodafone Group PLC...........       921,372
   107,000   WPP Group PLC................       474,477
    22,400   Zeneca Group PLC.............       788,740
                                            ------------
                                              19,772,735
                                            ------------
             TOTAL COMMON STOCKS
             (Cost $94,849,468)...........    95,791,976
                                            ------------
 NUMBER OF
  SHARES                                     US$ VALUE
-----------                                 ------------
             PREFERRED STOCKS--0.5%
             GERMANY--0.4%
     1,050   Volkswagen AG................  $    450,239
                                            ------------
             JAPAN--0.1%
        18   Fuji Television Network,
             Inc..........................        77,387
                                            ------------
             TOTAL PREFERRED STOCKS
             (Cost $627,233)..............       527,626
                                            ------------
             TOTAL INVESTMENTS
             (Cost $95,476,701)
             (a)--98.9%...................    96,319,602
             Other assets less
             liabilities-- 1.1%...........     1,046,552
                                            ------------
             NET ASSETS--100.0%...........  $ 97,366,154
                                            ------------

ADR  AMERICAN DEPOSITORY RECEIPT.
GDR GLOBAL DEPOSITORY RECEIPT.
+    RESTRICTED SECURITY. SEE NOTE 7.
*    NON-INCOME PRODUCING SECURITY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1997, NET UNREALIZED APPRECIATION WAS $842,901 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES.THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $6,660,765 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $5,817,864.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        INDUSTRY DIVERSIFICATION

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                           % OF TOTAL
                                                               US$ VALUE   NET ASSETS
                                                              -----------  ----------
Advertising and Marketing Services..........................  $  474,477       0.5%
Aerospace...................................................     740,511       0.8
Airlines....................................................     708,839       0.7
Airport Facilities..........................................     644,747       0.7
Automobiles and Trucks......................................   1,431,495       1.5
Banking.....................................................  12,482,414      12.8
Beverages--Distillers.......................................      18,547       0.0
Building Materials..........................................   3,277,455       3.4
Business Equipment and Services.............................   1,877,234       1.9
Chemicals...................................................   3,244,405       3.3
Communications Equipment and Services.......................   1,518,597       1.5
Computers and Computer Services.............................   4,041,116       4.1
Conglomerates...............................................     649,687       0.7
Construction................................................     627,550       0.6
Consumer Durables...........................................   1,224,300       1.2
Cosmetics and Toiletries....................................     477,587       0.5
Electrical & Electronic Equipment...........................  11,066,101      11.4
Engineering.................................................     105,701       0.1
Financial Services..........................................     340,766       0.3
Food Processing.............................................   1,724,460       1.8
Forest and Paper Products...................................      61,782       0.1
Holdings Companies--Diversified.............................   1,155,893       1.2
Household Products..........................................     473,000       0.5
Human Resources.............................................     673,627       0.7
Insurance...................................................   4,106,865       4.2
Leisure and Recreation......................................     567,035       0.6
Machinery & Equipment.......................................   1,202,177       1.2
Manufacturing...............................................   1,846,040       1.9
Media.......................................................     735,159       0.8
Metals......................................................     577,148       0.6
Mining......................................................     103,990       0.1
Oil and Gas.................................................   8,208,526       8.4
Pharmaceuticals.............................................  10,258,965      10.5
Publishing..................................................   1,133,622       1.2
Real Estate Development.....................................   1,859,992       1.9
Retail......................................................   4,563,671       4.7
Scientific and Medical Instruments..........................     418,893       0.4
Telecommunications..........................................   8,730,494       9.0
Tire and Rubber.............................................     235,213       0.2
Tobacco.....................................................      43,521       0.1
Transportation..............................................      47,479       0.1
Utilities...................................................   2,640,521       2.7
                                                              -----------    -----
Total Investments...........................................  96,319,602      98.9
Other assets less liabilities...............................   1,046,552       1.1
                                                              -----------    -----
Net Assets..................................................  $97,366,154    100.0%
                                                              -----------    -----

        BNY HAMILTON INTERNATIONAL EQUITY FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value
    (Identified cost $95,476,701)......  $ 96,319,602
  Cash.................................       969,681
  Receivables:
    Dividends..........................       139,055
    Capital stock sold.................        25,000
  Deferred organization costs and other
    assets.............................        17,935
                                         ------------
      TOTAL ASSETS.....................    97,471,273
                                         ------------
LIABILITIES:
  Payables:
    Services provided by The Bank of
      New York and Administrator.......        46,206
  Accrued expenses and other
    liabilities........................        58,913
                                         ------------
      TOTAL LIABILITIES................       105,119
                                         ------------
NET ASSETS:............................  $ 97,366,154
                                         ------------
SOURCES OF NET ASSETS:
  Capital stock @ par..................  $      9,107
  Capital surplus......................   101,112,132
  Accumulated net realized loss on
    investments........................    (4,453,967)
  Undistributed net investment loss....      (140,993)
  Net unrealized appreciation on
    investments........................       842,901
  Net unrealized depreciation on
    foreign currency transactions......        (3,026)
                                         ------------
NET ASSETS.............................  $ 97,366,154
                                         ------------
INSTITUTIONAL SHARES:
  Net assets...........................  $ 94,806,243
                                         ------------
  Shares outstanding...................     8,867,330
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      10.69
                                         ------------
INVESTOR SHARES:
  Net assets...........................  $  2,559,911
                                         ------------
  Shares outstanding...................       240,074
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      10.66
                                         ------------
Institutional Shares authorized at
  $.001 par value......................   200,000,000
Investor Shares authorized at $.001 par
  value................................   200,000,000

                            STATEMENT OF OPERATIONS

                     FOR THE PERIOD APRIL 1, 1997* THROUGH
                               DECEMBER 31, 1997

INVESTMENT INCOME:
  Dividends (net of foreign withholding
    taxes of $86,485)...................  $   807,677
                                          -----------
EXPENSES:
  Advisory..............................      445,967
  Administration........................      104,935
  12b-1 fee--Investor Shares............        2,732
  Accounting services...................       58,805
  Custodian.............................      115,969
  Cash management.......................        1,654
  Transfer agent........................       23,360
  Audit.................................        3,666
  Directors.............................        3,881
  Reports to shareholders...............        3,396
  Registration and filings..............        8,568
  Legal.................................        1,539
  Other.................................       11,385
                                          -----------
    TOTAL EXPENSES......................      785,857
  Fees waived by The Bank of New York...     (116,797)
                                          -----------
    NET EXPENSES........................      669,060
                                          -----------
    NET INVESTMENT INCOME...............      138,617
                                          -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized loss on:
    Investments.........................   (4,453,967)
    Foreign currency transactions.......     (409,317)
                                          -----------
  Net realized loss on investments......   (4,863,284)
                                          -----------
  Increase (decrease) in unrealized
    appreciation on:
    Investments.........................      842,901
    Foreign currency denominated assets
      and liabilities...................       (3,026)
                                          -----------
  Net unrealized gain on investments
    during the period...................      839,875
                                          -----------
  Net realized and unrealized loss on
    investments.........................   (4,023,409)
                                          -----------
  Net decrease in net assets resulting
    from operations.....................  $(3,884,792)
                                          -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH DECEMBER 31, 1997

--------------------------------------------------------------------------------

OPERATIONS:
  Net investment income...............................................................  $   138,617
  Net realized loss on investments....................................................   (4,863,284)
  Net unrealized gain on investments..................................................      839,875
                                                                                        -----------
    Net decrease in net assets resulting from operations..............................   (3,884,792)
                                                                                        -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares..............................  108,400,074
                              Investor Shares.........................................    2,786,448
  Cost of capital stock repurchased: Institutional Shares.............................   (9,914,630)
                              Investor Shares.........................................      (20,946)
                                                                                        -----------
    Net increase in net assets resulting from capital stock transactions..............  101,250,946
                                                                                        -----------
      INCREASE IN NET ASSETS..........................................................   97,366,154
NET ASSETS:
  Beginning of period.................................................................          -0-
                                                                                        -----------
  End of period.......................................................................  $97,366,154
                                                                                        -----------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares...................................................    9,802,001
            Investor Shares...........................................................      241,976
  Shares repurchased: Institutional Shares............................................     (934,671)
                  Investor Shares.....................................................       (1,902)
                                                                                        -----------
    Net increase......................................................................    9,107,404
  Shares outstanding, beginning of period.............................................          -0-
                                                                                        -----------
  Shares outstanding, end of period...................................................    9,107,404
                                                                                        -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL
                                                                                 SHARES       INVESTOR SHARES
                                                                            ----------------  ---------------
                                                                             FOR THE PERIOD   FOR THE PERIOD
                                                                             APRIL 1, 1997*    MAY 1, 1997*
                                                                                THROUGH           THROUGH
                                                                              DECEMBER 31,     DECEMBER 31,
                                                                                  1997             1997
                                                                            ----------------  ---------------
PER SHARE DATA:
Net asset value at beginning of period....................................     $    10.00        $   10.19
                                                                                  -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................................................           0.02             0.02
Net realized and unrealized gain on investments and foreign currency
  transactions............................................................           0.67             0.45
                                                                                  -------          -------
  Total from investment operations........................................           0.69             0.47
                                                                                  -------          -------
Net asset value at end of period..........................................     $    10.69        $   10.66
                                                                                  -------          -------
TOTAL RETURN:.............................................................           6.90%**          4.61%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...............................     $   94,806        $   2,560
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York.......................           1.26%***         1.52%***
  Expenses, prior to waiver from The Bank of New York.....................           1.49%***         1.75%***
  Net investment income, net of waiver from The Bank of New York..........           0.26%***         0.33%***
Portfolio turnover rate...................................................             36%              36%
Average commission rate paid per share traded.............................     $   0.0301        $  0.0301

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

PRINCIPAL                                     MARKET
  AMOUNT                                      VALUE
----------                                 ------------
            UNITED STATES GOVERNMENT AGENCIES &
            OBLIGATIONS--43.4%
            UNITED STATES GOVERNMENT AGENCY
            SECURITIES--20.3%
            Federal Home Loan Bank,
$4,000,000  5.37%, 11/03/00..............  $  3,936,540
   550,000  9.00%, 3/15/06...............       652,556
            Federal Home Loan Mortgage
            Corporation,
 1,000,000  5.55%, 9/07/00...............       988,397
   250,000  7.60%, 5/12/05...............       250,556
            Federal National Mortgage
            Association,
   500,000  5.35%, 8/12/98...............       498,789
   875,000  6.20%, 7/10/03...............       866,078
   100,000  6.40%, 9/27/05...............       102,087
            Tennessee Valley Authority,
 1,500,000  6.25%, 8/01/99...............     1,504,399
 1,350,000  6.00%, 11/01/00..............     1,357,146
 5,000,000  6.125%, 7/15/03..............     4,995,900
                                           ------------
                                             15,152,448
                                           ------------
            UNITED STATES TREASURY NOTES--21.9%
 1,150,000  6.75%, 6/30/99...............     1,167,969
 1,500,000  6.875%, 8/31/99..............     1,528,125
 3,000,000  6.75%, 4/30/00...............     3,068,439
   950,000  6.25%, 2/15/03...............       971,672
 4,100,000  5.75%, 8/15/03...............     4,103,846
   450,000  7.50%, 2/15/05...............       494,437
 1,300,000  6.50%, 5/15/05...............     1,355,657
 3,100,000  5.875%, 11/15/05.............     3,116,470
   500,000  6.875%, 5/15/06..............       535,313
                                           ------------
                                             16,341,928
                                           ------------

PRINCIPAL                                     MARKET
  AMOUNT                                      VALUE
----------                                 ------------
            UNITED STATES GOVERNMENT AGENCIES &
            OBLIGATIONS (CONTINUED)
            UNITED STATES TREASURY--STRIPPED
            PRINCIPAL--1.2%
$1,000,000  0.00%, 2/15/01...............  $    838,670
                                           ------------
            TOTAL UNITED STATES
            GOVERNMENT AGENCIES &
            OBLIGATIONS
            (Cost $32,265,688)...........    32,333,046
                                           ------------
            COLLATERALIZED MORTGAGE OBLIGATIONS--36.5%
            Collateralized Mortgage
            Securities Corporation,
   689,000  Series 1990-7C, 9.25%,
            10/20/20.....................       709,053
            Federal Home Loan Mortgage
            Corporation,
   230,365  Series 1317-E, 7.00%,
            6/15/04......................       230,273
   322,292  Series 1292-F, 7.75%,
            7/15/05......................       326,075
   425,686  Series 1338-G, 6.75%,
            1/15/06......................       427,236
   200,000  Series 1176-H, 8.00%,
            12/15/06.....................       213,312
   500,000  Series 1338-J, 7.00%,
            2/15/07......................       509,351
   800,000  Series 1216-6C, 7.00%,
            3/15/07......................       819,353
   250,000  Series 1679-H, 6.00%,
            11/15/08.....................       244,510
   196,403  Series 1663-D, 7.00%,
            8/15/11......................       196,026
   302,000  Series 1455-L, 7.00%,
            7/15/20......................       302,377

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

PRINCIPAL                                     MARKET
  AMOUNT                                      VALUE
----------                                 ------------
            COLLATERALIZED MORTGAGE OBLIGATIONS
            (CONTINUED)
$  420,000  Series 136-E, 6.00%,
            4/15/21......................  $    407,303
 2,260,000  Series 1371-PI, 6.00%,
            4/15/21......................     2,171,813
   262,000  Series 1407-PK, 7.00%,
            8/15/21......................       269,803
 2,100,000  Series 1494-PJ, 6.85%,
            1/15/22......................     2,150,875
   712,000  Series 1602-BB, 6.10%,
            4/15/23......................       689,954
   375,000  Series 1588-TC, 6.50%,
            9/15/23......................       373,338
   932,000  Series 20-H, 5.50%, 10/25/23
            (a)..........................       837,616
 1,605,000  Series 1608-O, 6.50%,
            11/15/23.....................     1,549,691
   560,000  Series 1621-M, 6.50%,
            11/15/23.....................       556,528
   209,000  Series 1633-C, 6.50%,
            12/15/23.....................       205,171
 1,036,000  Series 1669-L, 6.50%,
            2/15/24......................     1,026,262
   498,000  Series 1672-N, 7.00%,
            2/15/24......................       508,288
            Federal National Mortgage
            Association,
   477,836  Series 1993-47A, 6.65%,
            3/25/05......................       477,935
    91,000  Series 1994-23N, 6.00%,
            7/25/05......................        87,339
   500,000  Series 1992-108G, 7.00%,
            8/25/05......................       501,648
PRINCIPAL                                     MARKET
  AMOUNT                                      VALUE
----------                                 ------------
            COLLATERALIZED MORTGAGE OBLIGATIONS
            (CONTINUED)

$  496,000  Series 1993-47C, 7.00%,
            4/25/08......................  $    509,021
 1,269,447  Series 1988-15A, 9.00%,
            6/25/18......................     1,341,923
   147,267  Series 1990-31H, 7.00%,
            6/25/19......................       148,054
 2,000,000  Series 1991-137G, 8.30%,
            6/25/20......................     2,014,980
   669,000  Series 1992-129J, 4.00%,
            7/25/20......................       587,081
 1,040,000  Series 1992-214PK, 7.00%,
            9/25/20......................     1,068,427
   220,000  Series 1991-21J, 7.00%,
            3/25/21......................       221,482
 1,296,679  Series G92-15Z, 7.00%,
            1/25/22......................     1,308,504
   275,000  Series G93-34PH, 6.35%,
            2/25/22......................       273,146
   660,000  Series 1993-252N, 6.50%,
            8/25/23......................       664,627
 2,033,000  Series 1993-178PK, 6.50%,
            9/25/23......................     1,992,706
   920,000  Series 1993-203B, 6.50%,
            10/25/23.....................       906,816
   300,000  Series X225C-UB, 6.50%,
            12/25/23.....................       302,259
            Goldman Sachs Trust,
   100,000  Series A5, 9.50%, 6/25/20....       101,142
                                           ------------
            TOTAL COLLATERALIZED MORTGAGE
            OBLIGATIONS
            (Cost $26,442,144)...........    27,231,298
                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

PRINCIPAL                                     MARKET
  AMOUNT                                      VALUE
----------                                 ------------
            MORTGAGE-BACKED SECURITIES-- 18.3%
            Federal Home Loan Mortgage
            Corporation,
$  107,134  Pool #218711, 8.00%,
            10/01/02.....................  $    109,104
   312,904  Pool #251836, 8.50%,
            5/01/04......................       321,061
   401,868  Pool #182217, 8.00%,
            12/01/04.....................       412,947
    88,010  Pool #502185, 8.50%,
            7/01/05......................        90,573
    24,594  Pool #160062, 9.50%,
            10/01/08.....................        26,100
    29,640  Pool #160065, 9.50%,
            11/01/08.....................        31,455
    28,686  Pool #160066, 9.75%,
            11/01/08.....................        30,928
   439,653  Pool #185743, 8.50%,
            12/01/08.....................       452,838
   516,170  Pool #251974, 8.50%,
            4/01/09......................       538,582
   394,874  Pool #185964, 8.50%,
            2/01/10......................       410,941
 2,140,108  Pool #G10439, 6.50%,
            1/01/11......................     2,145,352
   328,229  Pool #555045, 8.00%,
            5/01/19......................       338,181
            Federal National Mortgage
            Association,
   116,181  Pool #34510, 7.25%,
            8/01/01......................       116,454
   133,923  Pool #168430, 7.00%,
            7/01/03......................       134,732
   930,257  Pool #195152, 7.00%,
            1/01/08......................       944,853
PRINCIPAL                                     MARKET
  AMOUNT                                      VALUE
----------                                 ------------
            MORTGAGE-BACKED SECURITIES (CONTINUED)
$  376,972  Pool #81860, 8.00%,
            4/01/09......................  $    392,782
   670,875  Pool #278437, 7.50%,
            5/01/09......................       688,533
   267,049  Pool #6222, 9.00%, 4/01/16...       288,942
   669,369  Pool #124118, 9.00%,
            3/01/22......................       720,114
            Government National Mortgage
            Association,
    45,554  Pool #6400, 8.00%, 6/15/05...        47,234
    61,428  Pool #7774, 8.00%, 9/15/05...        63,693
    61,932  Pool #7038, 8.00%,
            10/15/05.....................        64,216
    64,827  Pool #11310, 8.00%,
            11/15/05.....................        67,218
    14,706  Pool #9839, 8.00%, 7/15/06...        15,248
    38,727  Pool #10459, 8.00%,
            8/15/06......................        40,155
   119,666  Pool #10419, 8.00%,
            9/15/06......................       124,079
    67,675  Pool #12590, 8.00%,
            9/15/06......................        70,170
   117,978  Pool #14295, 8.00%,
            1/15/07......................       122,328
   121,421  Pool #204365, 9.00%,
            3/15/17......................       132,667
   354,002  Pool #247223, 9.00%,
            4/15/18......................       386,234
    58,113  Pool #177793, 9.50%,
            5/15/19......................        63,500
    13,351  Pool #256032, 8.50%,
            10/15/19.....................        14,276
     9,587  Pool #284645, 8.50%,
            2/15/20......................        10,234
   138,720  Pool #290778, 9.50%,
            5/15/20......................       151,173
    28,277  Pool #319650, 7.00%,
            11/15/22.....................        28,607

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

PRINCIPAL                                     MARKET
  AMOUNT                                      VALUE
----------                                 ------------
            MORTGAGE-BACKED SECURITIES (CONTINUED)
$   61,089  Pool #350532, 6.50%,
            6/15/23......................  $     60,626
   210,725  Pool #359470, 7.00%,
            1/15/24......................       212,940
   289,412  Pool #376445, 6.50%,
            4/15/24......................       287,044
   246,122  Pool #386348, 7.50%,
            6/15/24......................       252,678
   703,080  Pool #407323, 8.25%,
            4/15/25......................       733,730
 2,150,654  Pool #780200, 8.50%,
            7/15/25......................     2,263,220
   249,717  Pool #80134, 5.50%,
            11/20/27.....................       249,410
                                           ------------
            TOTAL MORTGAGE-BACKED
            SECURITIES
            (Cost $13,528,835)...........    13,655,152
                                           ------------
PRINCIPAL                                     MARKET
  AMOUNT                                      VALUE
----------                                 ------------
            MONEY MARKET FUND--0.9%
$  664,000  ACM Institutional Reserves
            (Government Portfolio), 5.62%
            (b) (cost $664,000)..........  $    664,000
                                           ------------
            TOTAL INVESTMENTS
            (Cost $72,900,667)
            (c)--99.1%...................    73,883,496
            Other assets less
            liabilities--0.9%............       702,578
                                           ------------
            NET ASSETS--100.0%...........  $ 74,586,074
                                           ------------

(a) CO-ISSUED WITH GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.
(b) REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1997.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1997, NET UNREALIZED APPRECIATION WAS $982,829 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,253,740 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $270,911.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $72,900,667).......  $73,883,496
  Cash..................................          682
  Receivables:
    Investments sold....................       96,405
    Interest............................      800,124
    Capital stock sold..................        9,164
  Other assets..........................        7,509
                                          -----------
      TOTAL ASSETS......................   74,797,380
                                          -----------
LIABILITIES:
  Payables:
    Capital stock repurchased...........        5,000
    Dividends...........................      120,600
    Services provided by The Bank of New
      York and Administrator............       50,995
  Accrued expenses and other
    liabilities.........................       34,711
                                          -----------
      TOTAL LIABILITIES.................      211,306
                                          -----------
NET ASSETS:.............................  $74,586,074
                                          -----------
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $     7,553
  Capital surplus.......................   76,557,456
  Distributions in excess of net
    investment income...................      (83,033)
  Accumulated net realized loss on
    investments.........................   (2,878,731)
  Net unrealized appreciation on
    investments.........................      982,829
                                          -----------
NET ASSETS..............................  $74,586,074
                                          -----------
INSTITUTIONAL SHARES:
  Net assets............................  $64,127,602
                                          -----------
  Shares outstanding....................    6,493,079
                                          -----------
  Net asset value, offering price and
    repurchase price per share..........  $      9.88
                                          -----------
INVESTOR SHARES:
  Net assets............................  $10,458,472
                                          -----------
  Shares outstanding....................    1,059,461
                                          -----------
  Net asset value, offering price and
    repurchase price per share..........  $      9.87
                                          -----------
Institutional Shares authorized at $.001
  par value.............................  200,000,000
Investor Shares authorized at $.001 par
  value.................................  200,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
  Interest...............................  $4,523,391
                                           ----------
EXPENSES:
  Advisory...............................     338,557
  Administration.........................     135,423
  12b-1 fee--Investor Shares.............      18,394
  Accounting services....................      60,000
  Custodian..............................      22,000
  Cash management........................       2,613
  Transfer agent.........................      45,493
  Audit..................................       3,309
  Insurance..............................       2,591
  Directors..............................       9,998
  Reports to shareholders................      12,990
  Registration and filings...............      22,519
  Legal..................................       2,076
  Other..................................      23,309
                                           ----------
    TOTAL EXPENSES.......................     699,272
  Fees waived by The Bank of New York....     (47,715)
                                           ----------
    NET EXPENSES.........................     651,557
                                           ----------
    NET INVESTMENT INCOME................   3,871,834
                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on investments.......    (473,862)
  Increase in unrealized appreciation on
    investments during the year..........   1,756,995
                                           ----------
  Net realized and unrealized gain on
    investments..........................   1,283,133
                                           ----------
  Net increase in net assets resulting
    from operations......................  $5,154,967
                                           ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                    --------------------------
                                                                                        1997          1996
                                                                                    ------------  ------------
OPERATIONS:
  Net investment income...........................................................  $  3,871,834  $  3,568,858
  Net realized loss on investments................................................      (473,862)     (535,071)
  Increase (decrease) in unrealized appreciation on investments during the year...     1,756,995      (978,520)
                                                                                    ------------  ------------
    Net increase in net assets resulting from operations..........................     5,154,967     2,055,267
                                                                                    ------------  ------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares......................    (2,572,247)          -0-
                                        Investor Shares...........................    (1,299,587)   (3,568,858)
                                                                                    ------------  ------------
                                                                                      (3,871,834)   (3,568,858)
                                                                                    ------------  ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).................    68,354,492           -0-
                                    Investor Shares...............................     6,365,101    22,217,396
  Proceeds from shares issued on reinvestment of dividends: Institutional
    Shares........................................................................     1,858,663           -0-
                                                            Investor Shares.......       723,282     2,429,127
  Cost of capital stock repurchased: Institutional Shares.........................    (8,174,171)          -0-
                                     Investor Shares (Note 1).....................   (59,940,998)  (19,675,281)
                                                                                    ------------  ------------
    Net increase in net assets resulting from capital stock transactions..........     9,186,369     4,971,242
                                                                                    ------------  ------------
      INCREASE IN NET ASSETS......................................................    10,469,502     3,457,651
NET ASSETS:
  Beginning of year...............................................................    64,116,572    60,658,921
                                                                                    ------------  ------------
  End of year.....................................................................  $ 74,586,074  $ 64,116,572
                                                                                    ------------  ------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)......................................     7,141,742           -0-
               Investor Shares....................................................       657,553     2,285,237
  Shares issued on reinvestment of dividends: Institutional Shares................       191,010           -0-
                                              Investor Shares.....................        75,288       250,971
  Shares repurchased: Institutional Shares........................................      (839,673)          -0-
                      Investor Shares (Note 1)....................................    (6,283,195)   (2,028,495)
                                                                                    ------------  ------------
    Net increase..................................................................       942,725       507,713
  Shares outstanding, beginning of year...........................................     6,609,815     6,102,102
                                                                                    ------------  ------------
  Shares outstanding, end of year.................................................     7,552,540     6,609,815
                                                                                    ------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                           INSTITUTIONAL
                                              SHARES
                                          ---------------                     INVESTOR SHARES
                                          FOR THE PERIOD   -----------------------------------------------------
                                          APRIL 1, 1997*
                                              THROUGH                     YEAR ENDED DECEMBER 31,
                                           DECEMBER 31,    -----------------------------------------------------
                                               1997          1997       1996       1995       1994       1993
                                          ---------------  ---------  ---------  ---------  ---------  ---------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $    9.53     $    9.70  $    9.94  $    9.10  $   10.12  $    9.87
                                               -------     ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................          0.42          0.54       0.54       0.53       0.50       0.51
Net realized and unrealized gain (loss)
  on investments........................          0.35          0.17      (0.24)      0.84      (1.02)      0.27
                                               -------     ---------  ---------  ---------  ---------  ---------
  Total from investment operations......          0.77          0.71       0.30       1.37      (0.52)      0.78
                                               -------     ---------  ---------  ---------  ---------  ---------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....         (0.42)        (0.54)     (0.54)     (0.53)     (0.50)     (0.51)
Distribution from capital gains.........            --            --         --         --         --      (0.02)
                                               -------     ---------  ---------  ---------  ---------  ---------
  Total dividends and distribution......         (0.42)        (0.54)     (0.54)     (0.53)     (0.50)     (0.53)
                                               -------     ---------  ---------  ---------  ---------  ---------
Net asset value at end of period........     $    9.88     $    9.87  $    9.70  $    9.94  $    9.10  $   10.12
                                               -------     ---------  ---------  ---------  ---------  ---------
TOTAL RETURN:+..........................          8.27%**       7.54%      3.16%     15.40%     (5.17)%      8.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $     64,128     $  10,458  $  64,117  $  60,659  $  59,328  $  72,069
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................          0.90%***      1.08%      1.02%      1.06%      1.07%      0.86%
  Expenses, prior to waiver from The
    Bank of New York....................          0.99%***      1.11%      1.02%      1.06%      1.10%      1.15%
  Net investment income, net of waiver
    from The Bank of New York...........          5.79%***      5.57%      5.54%      5.52%      5.30%      5.04%
Portfolio turnover rate.................            41%           41%        57%        48%        49%        67%

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.
+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                      VALUE
-------------                              -------------
               CORPORATE BONDS--55.1%
               AEROSPACE & DEFENSE--2.6%
$   8,600,000  Lockheed Martin Corp.,
               7.25%, 5/15/06............  $   9,032,184
                                           -------------
               BANKING--3.9%
    7,000,000  BankAmerica Corp., 7.125%,
               3/01/09...................      7,302,183
    1,000,000  First Union Corp., 7.00%,
               3/15/06...................      1,033,550
    5,000,000  NationsBank Corp., 7.50%,
               9/15/06...................      5,333,205
                                           -------------
                                              13,668,938
                                           -------------
               CONGLOMERATES--2.6%
    9,075,000  Tenneco Inc., 6.70%,
               12/15/05..................      9,236,254
                                           -------------
               DEPARTMENT STORES--2.4%
    3,000,000  Penney (J.C.) & Co., Inc.,
               7.25%, 4/01/02............      3,114,075
    5,230,000  Sears Roebuck Co. Series
               3, 6.92%, 6/17/04.........      5,382,156
                                           -------------
                                               8,496,231
                                           -------------
               ENTERTAINMENT--5.9%
    5,000,000  Paramount Communications,
               Inc. 7.50%, 1/15/02.......      5,104,010
    2,500,000  PRIMEDIA Inc. Series B,
               8.50%, 2/01/06............      2,553,225
    5,000,000  Time Warner Inc. PATS,
               4.90%, 7/29/99 (a)........      4,915,935
    5,500,000  Time Warner Inc., 7.75%,
               6/15/05...................      5,844,707
    2,500,000  Viacom, Inc., 8.00%,
               7/07/06...................      2,531,250
                                           -------------
                                              20,949,127
                                           -------------

  PRINCIPAL                                   MARKET
   AMOUNT                                      VALUE
-------------                              -------------
               CORPORATE BONDS (CONTINUED)
               FINANCIAL SERVICES--27.0%
$   3,600,000  Aetna Services Inc.,
               7.125%, 8/15/06...........  $   3,713,792
    7,850,000  Aetna Services Inc.,
               6.97%, 8/15/36............      8,237,939
    3,200,000  Ameritech Capital Funding
               Corp., 6.30%, 10/15/04....      3,212,579
    8,945,000  Associates Corp., 6.875%,
               8/01/03...................      9,184,064
    1,575,000  Beneficial Corp., 12.875%,
               8/01/13...................      1,711,592
    5,000,000  Block Financial Corp.,
               6.75%, 11/01/04...........      5,071,000
    2,030,000  Dean Witter Discover &
               Co., 6.30%, 1/15/06.......      1,997,400
    4,750,000  Ford Motor Credit, 7.00%,
               9/25/01...................      4,866,859
    3,750,000  General Electric Capital
               Corp., 7.875%, 12/01/06...      4,153,965
    2,250,000  General Motors Acceptance
               Corp., 6.05%, 10/04/99....      2,247,912
    6,000,000  General Motors Acceptance
               Corp., 6.70%, 4/18/01.....      6,084,648
    5,000,000  General Motors Acceptance
               Corp., 8.25%, 2/28/02.....      5,351,410
      665,000  General Motors Acceptance
               Corp., 8.25%, 2/24/04.....        727,950
   10,000,000  Goldman Sachs Group, L.P.,
               6.75%, 2/15/06 (a)........     10,117,090
    6,800,000  Lehman Brothers Holdings,
               7.125%, 9/15/03...........      6,986,082
    6,000,000  Lehman Brothers Holdings,
               7.375%, 5/15/04...........      6,232,728
    1,500,000  Merrill Lynch & Co., Inc.,
               8.30%, 11/01/02...........      1,627,718
    2,515,000  Morgan Stanley Group,
               Series C, 5.75%,
               2/15/01...................      2,486,669

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                      VALUE
-------------                              -------------
               CORPORATE BONDS (CONTINUED)
$     500,000  Salomon Inc., 6.00%,
               12/15/98..................  $     500,095
    5,825,000  Salomon Inc., 6.70%,
               7/05/00...................      5,889,308
      950,000  Salomon Inc., 7.00%,
               6/15/03...................        974,728
      500,000  Salomon Inc., 6.875%,
               12/15/03..................        509,720
    3,000,000  Sears Roebuck Acceptance
               Corp., 6.95%, 5/15/02.....      3,080,709
                                           -------------
                                              94,965,957
                                           -------------
               FOOD PROCESSING--3.6%
    5,000,000  Nabisco Inc., 6.30%,
               8/26/99 (a)...............      5,035,775
    7,500,000  Nabisco Inc., 6.85%,
               6/15/05...................      7,638,495
                                           -------------
                                              12,674,270
                                           -------------
               HOTELS & LODGING--1.3%
    4,500,000  Hilton Hotels Corp.,
               7.375%, 6/01/02...........      4,615,641
                                           -------------
               OIL & GAS--1.5%
    5,000,000  Global Marine Inc.,
               7.125%, 9/01/07 (a).......      5,176,100
                                           -------------
               TELECOMMUNICATIONS--4.3%
    3,500,000  Comcast Cellular Holdings,
               9.50%, 5/01/07............      3,666,250
    5,000,000  GTE Corp. 7.51%,
               4/01/09...................      5,372,520
    4,600,000  TCI Communications Inc.,
               8.65%, 9/15/04............      5,060,971
    1,000,000  US West Communications,
               6.625%, 9/15/05...........      1,018,311
                                           -------------
                                              15,118,052
                                           -------------
               TOTAL CORPORATE BONDS
               (Cost $188,601,338).......    193,932,754
                                           -------------
  PRINCIPAL                                   MARKET
   AMOUNT                                      VALUE
-------------                              -------------
               UNITED STATES GOVERNMENT AGENCIES &
               OBLIGATIONS--28.6%
               UNITED STATES TREASURY NOTES--17.3%
$   9,600,000  6.875%, 3/31/00...........  $   9,843,005
    8,500,000  6.75%, 4/30/00............      8,696,571
    1,500,000  6.625%, 7/31/01...........      1,543,127
    5,800,000  5.75%, 8/15/03............      5,807,256
    9,725,000  7.50%, 2/15/05............     10,688,388
   11,575,000  6.50%, 5/15/05............     12,070,560
    1,200,000  6.50%, 8/15/05............      1,252,501
   10,400,000  7.00%, 7/15/06............     11,232,010
                                           -------------
                                              61,133,418
                                           -------------
               UNITED STATES GOVERNMENT AGENCY
               SECURITIES--11.3%
               Federal Farm Credit Bank,
    2,250,000  6.53%, 12/23/09...........      2,250,000
               Federal Home Loan Mortgage
               Corp.,
    1,025,000  5.225%, 2/22/99...........      1,018,720
    2,700,000  7.93%, 1/20/05............      2,998,779
               Federal National Mortgage
               Association,
    3,000,000  6.20%, 6/26/00............      3,025,593
    4,385,000  6.20%, 7/10/03............      4,345,289
    3,000,000  6.85%, 4/05/04............      3,134,070
    9,700,000  7.375%, 3/28/05...........     10,469,744
    5,000,000  5.94%, 12/12/05...........      4,967,715
    3,725,000  5.875%, 2/02/06...........      3,689,475
    1,000,000  6.06%, 2/03/06............        992,014
               Tennessee Valley
               Authority,
    2,775,000  6.00%, 11/01/00...........      2,791,833
                                           -------------
                                              39,683,232
                                           -------------
               TOTAL UNITED STATES
               GOVERNMENT AGENCIES &
               OBLIGATIONS
               (Cost $98,371,938)........    100,816,650
                                           -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                      VALUE
-------------                              -------------
               COLLATERALIZED MORTGAGE OBLIGATIONS--6.5%
               Federal Home Loan Mortgage
               Corp.,
$     401,140  Series 1544D, 5.85%,
               7/15/05...................  $     400,971
    1,850,000  Series 1531E, 6.00%,
               1/15/06...................      1,851,462
    1,000,000  Series 1678CA, 6.00%,
               2/15/09...................        952,850
    5,027,573  Series 1607ZB, 5.50%,
               12/15/10..................      4,985,760
      992,790  Series 1627PJ, 6.00%,
               3/15/23...................        963,989
               Federal National Mortgage
               Association,
      771,161  Series 1993-88B, 5.40%,
               6/25/00...................        763,642
    1,490,000  Series 1993-212, 6.00%,
               11/25/00..................      1,485,383
    5,300,000  Series 1993-96PJ, 7.00%,
               8/25/22...................      5,490,359
    5,802,409  Kidder Peabody Mortgage
               Assets Trust, Series 22,
               Class D, 9.95%, 2/01/19...      5,831,692
                                           -------------
               TOTAL COLLATERALIZED
               MORTGAGE OBLIGATIONS
               (Cost $22,636,567)........     22,726,108
                                           -------------
               MORTGAGE-BACKED
               SECURITIES--3.7%
               Federal Home Loan Mortgage
               Corp.,
      165,370  Pool #180686, 6.00%,
               8/01/03...................        163,773
      229,757  Pool #160074, 10.00%,
               4/01/09...................        249,998
  PRINCIPAL                                   MARKET
   AMOUNT                                      VALUE
-------------                              -------------
               MORTGAGE-BACKED
               SECURITIES (CONTINUED)
$   1,159,239  Pool #180006, 9.25%,
               8/01/11...................  $   1,229,152
               Federal National Mortgage
               Association,
      860,624  Pool #219238, 8.50%,
               2/01/09...................        911,186
               Government National
               Mortgage Association,
      149,830  Pool #13416, 8.00%,
               9/15/06...................        155,542
       97,045  Pool #13688, 8.00%,
               11/15/06..................        100,744
      127,352  Pool #12766, 8.00%,
               12/15/06..................        132,207
       97,009  Pool #16080, 7.50%,
               4/15/07...................         99,464
    1,147,389  Pool #21598, 8.00%,
               2/15/08...................      1,191,133
      262,097  Pool #27246, 9.00%,
               12/15/08..................        280,608
      102,877  Pool #31570, 9.50%,
               6/15/09...................        111,429
      134,216  Pool #34366, 9.50%,
               9/15/09...................        145,373
       70,751  Pool #33765, 9.50%,
               10/15/09..................         76,632
      121,048  Pool #34704, 9.50%,
               10/15/09..................        132,609
      734,433  Pool #171774, 9.00%,
               9/15/16...................        786,303
      292,803  Pool #199885, 9.50%,
               11/15/17..................        317,142
      166,343  Pool #251646, 9.50%,
               4/15/18...................        180,170
       89,838  Pool #290313, 9.50%,
               5/15/20...................         97,306

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                      VALUE
-------------                              -------------
               MORTGAGE-BACKED
               SECURITIES (CONTINUED)
$   1,231,494  Pool #319650, 7.00%,
               11/15/22..................  $   1,242,269
    1,848,630  Pool #349306, 8.00%,
               2/15/23...................      1,928,380
    1,647,089  Pool #362262, 7.50%,
               4/15/24...................      1,688,782
      470,225  Pool #376445, 6.50%,
               4/15/24...................        466,967
      712,409  Pool #384069, 7.50%,
               4/15/24...................        730,442
      469,467  Pool #80134, 5.50%,
               11/20/27..................        469,477
                                           -------------
               TOTAL MORTGAGE-BACKED
               SECURITIES
               (Cost $12,515,787)........     12,887,088
                                           -------------
               FOREIGN BONDS--1.5%
    5,400,000  Abbey National PLC, 6.69%,
               10/17/05 (Cost
               $5,521,446)...............      5,450,884
                                           -------------
               MUNICIPAL BONDS--1.3%
    4,750,000  New York State Dormitory
               Authority, 6.23%, 10/01/98
               (Cost $4,750,000).........      4,765,290
                                           -------------
               ASSET-BACKED
               SECURITIES--1.0%
    2,600,000  Discover Card Master Trust
               I, Series 1996-3, Class A,
               6.05%, 8/18/08............      2,562,768
      841,677  Ford Credit Grantor Trust,
               5.90%, 10/15/00...........        841,812
                                           -------------
               TOTAL ASSET-BACKED
               SECURITIES
               (Cost $3,318,104).........      3,404,580
                                           -------------
  PRINCIPAL                                   MARKET
   AMOUNT                                      VALUE
-------------                              -------------
               MONEY MARKET FUND--1.1%
$   4,026,000  ACM Institutional Reserves
               (Prime Portfolio),
               5.69%(b)
               (cost $4,026,000).........  $   4,026,000
                                           -------------
               TOTAL INVESTMENTS
               (Cost $339,741,180)(c)--
               98.8%.....................    348,009,354
               Other assets less
               liabilities-- 1.2%........      4,211,905
                                           -------------
               NET ASSETS--100.0%........  $ 352,221,259
                                           -------------

PATS PASS-THRU ASSET TRUST SECURITY.
(a) ILLIQUID SECURITY, EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(b) REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1997.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1997, NET UNREALIZED APPRECIATION WAS $8,268,174 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $9,183,591 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $915,417.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $339,741,180).....  $348,009,354
  Cash.................................           672
  Receivables:
    Investments sold...................        35,248
    Interest...........................     5,797,344
    Capital stock sold.................       340,834
  Deferred organization costs and other
    assets.............................        91,168
                                         ------------
      TOTAL ASSETS.....................   354,274,620
                                         ------------
LIABILITIES:
  Payables:
    Capital stock repurchased..........       163,486
    Dividends..........................     1,588,529
    Services provided by The Bank of
      New York and Administrator.......       231,218
  Accrued expenses and other
    liabilities........................        70,128
                                         ------------
      TOTAL LIABILITIES................     2,053,361
                                         ------------
NET ASSETS:............................  $352,221,259
                                         ------------
SOURCES OF NET ASSETS:
  Capital stock @ par..................  $     33,721
  Capital surplus......................   343,566,673
  Accumulated net realized gain on
    investments........................       352,691
  Net unrealized appreciation on
    investments........................     8,268,174
                                         ------------
NET ASSETS.............................  $352,221,259
                                         ------------
INSTITUTIONAL SHARES:
  Net assets...........................  $350,330,198
                                         ------------
  Shares outstanding...................    33,539,942
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      10.45
                                         ------------
INVESTOR SHARES:
  Net assets...........................  $  1,891,061
                                         ------------
  Shares outstanding...................       180,941
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      10.45
                                         ------------
Institutional Shares authorized at
  $.001 par value......................   200,000,000
Investor Shares authorized at $.001 par
  value................................   200,000,000

                            STATEMENT OF OPERATIONS

                     FOR THE PERIOD APRIL 1, 1997* THROUGH
                               DECEMBER 31, 1997

INVESTMENT INCOME:
  Interest..............................  $18,401,962
                                          -----------
EXPENSES:
  Advisory..............................    1,326,324
  Administration........................      530,532
  12b-1 fee--Investor Shares............        1,458
  Accounting services...................       45,000
  Custodian.............................       48,374
  Cash management.......................       11,153
  Transfer agent........................       71,989
  Audit.................................       17,677
  Directors.............................        5,264
  Reports to shareholders...............       17,981
  Registration and filings..............       18,580
  Legal.................................        7,466
  Other.................................       21,572
                                          -----------
    TOTAL EXPENSES......................    2,123,370
    Earnings credit adjustment (Note
      3)................................       (7,205)
                                          -----------
    NET EXPENSES........................    2,116,165
                                          -----------
    NET INVESTMENT INCOME...............   16,285,797
                                          -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments......      352,691
  Increase in unrealized appreciation on
    investments during the period.......   14,714,273
                                          -----------
  Net realized and unrealized gain on
    investments.........................   15,066,964
                                          -----------
  Net increase in net assets resulting
    from operations.....................  $31,352,761
                                          -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH DECEMBER 31, 1997

--------------------------------------------------------------------------------

OPERATIONS:
  Net investment income...............................................................  $ 16,285,797
  Net realized gain on investments....................................................       352,691
  Net unrealized gain on investments during the period................................    14,714,273
                                                                                        ------------
    Net increase in net assets resulting from operations..............................    31,352,761
                                                                                        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........................   (16,143,287)
                                        Investor Shares...............................       (33,324)
  Distributions from capital gains: Institutional Shares..............................      (108,600)
                                    Investor Shares...................................          (586)
                                                                                        ------------
                                                                                         (16,285,797)
                                                                                        ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....................   414,224,302
                                    Investor Shares...................................     2,271,045
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares......     1,251,063
                                                            Investor Shares...........        33,546
  Cost of capital stock repurchased: Institutional Shares.............................   (80,173,329)
                                     Investor Shares..................................      (452,332)
                                                                                        ------------
    Net increase in net assets resulting from capital stock transactions..............   337,154,295
                                                                                        ------------
      INCREASE IN NET ASSETS..........................................................   352,221,259
NET ASSETS:
  Beginning of period.................................................................           -0-
                                                                                        ------------
  End of period.......................................................................  $352,221,259
                                                                                        ------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................................    41,249,130
               Investor Shares........................................................       221,371
  Shares issued on reinvestment of dividends: Institutional Shares....................       121,197
                                              Investor Shares.........................         3,224
  Shares repurchased: Institutional Shares............................................    (7,830,385)
                      Investor Shares.................................................       (43,654)
                                                                                        ------------
    Net increase......................................................................    33,720,883
  Shares outstanding, beginning of period.............................................           -0-
                                                                                        ------------
  Shares outstanding, end of period...................................................    33,720,883
                                                                                        ------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                             INSTITUTIONAL     INVESTOR
                                                                SHARES          SHARES
                                                             -------------  ---------------
                                                                FOR THE
                                                                PERIOD
                                                               APRIL 1,     FOR THE PERIOD
                                                                 1997*       MAY 1, 1997*
                                                                THROUGH         THROUGH
                                                             DECEMBER 31,    DECEMBER 31,
                                                                 1997            1997
                                                             -------------  ---------------
PER SHARE DATA:
Net asset value at beginning of period.....................    $   10.00       $   10.08
                                                             -------------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income......................................         0.47            0.40
Net realized and unrealized gain on investments............         0.45            0.37
                                                             -------------        ------
  Total from investment operations.........................         0.92            0.77
                                                             -------------        ------
DIVIDENDS
Dividends from net investment income.......................        (0.47)          (0.40)
                                                             -------------        ------
Net asset value at end of period...........................    $   10.45       $   10.45
                                                             -------------        ------
TOTAL RETURN:..............................................         9.34%**         7.76%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)................    $ 350,330       $   1,891
Ratio to average net assets of:
  Expenses.................................................         0.80%***         1.06%***
  Net investment income....................................         6.14%***         5.74%***
Portfolio turnover rate....................................           81%             81%

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                   *MOODY'S
PRINCIPAL                                                            /S&P          INTEREST    MATURITY
  AMOUNT                                                            RATINGS          RATE        DATE     MARKET VALUE
----------                                                     -----------------  -----------  ---------  ------------
            MUNICIPAL BONDS--97.4%
            CERTIFICATE OF PARTICIPATION--1.2%
$  500,000  New York Certificate of Participation............      Baa1/BBB+           5.000%  03/01/00   $    508,900
                                                                                                          ------------
            EDUCATION--11.8%
   235,000  Dutchess County, New York IDA Civic Facility
            Revenue, Bard College............................        A3/NR             6.000   11/01/99        241,646
   250,000  New York State Dormitory Authority, Columbia
            University.......................................       Aaa/AA+            5.000   07/01/00        256,130
 1,000,000  New York State Dormitory Authority, Cornell
            University.......................................       Aa2/AA             4.600   07/01/00      1,016,520
 1,700,000  New York State Dormitory Authority, New York
            University, MBIA Insured+........................       Aaa/AAA            5.500   07/01/04      1,818,592
 1,000,000  New York State Dormitory Authority, Strong
            Memorial Hospital (University of Rochester)......        A1/A+             5.000   07/01/02      1,031,250
   500,000  New York State Dormitory Authority,
            (University of Rochester)........................        A1/A+             4.700   07/01/00        508,250
                                                                                                          ------------
                                                                                                             4,872,388
                                                                                                          ------------
            GENERAL OBLIGATION--6.5%
   500,000  Monroe County, New York, MBIA Insured+...........       Aaa/AAA            4.800   06/01/02        514,055
    60,000  Monroe County, New York, Series B, Unrefunded
            Balance, Callable 6/01/98 @ 102..................       Aa2/AA             7.000   06/01/03         61,975
   500,000  New York State, General Obligation...............        A2/A              4.600   03/15/01        508,160
 1,000,000  New York State, General Obligation...............        A2/A              5.125   06/15/04      1,045,540
   500,000  New York State Municipal Bond Bank Agency (City
            of Rochester)....................................        NR/A+             6.400   03/15/01        533,805
                                                                                                          ------------
                                                                                                             2,663,535
                                                                                                          ------------
            HEALTH CARE--2.6%
   500,000  New York State Dormitory Authority, Nursing Home
            Our Lady of Consolation..........................        NR/AA             5.200   08/01/05        522,585
   500,000  New York State Medical Care Facilities--Downstate
            Medical Center...................................       NR/AAA             5.700   02/15/04        537,330
                                                                                                          ------------
                                                                                                             1,059,915
                                                                                                          ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                   *MOODY'S
PRINCIPAL                                                            /S&P          INTEREST    MATURITY
  AMOUNT                                                            RATINGS          RATE        DATE     MARKET VALUE
----------                                                     -----------------  -----------  ---------  ------------
            MUNICIPAL BONDS (CONTINUED)
            HOUSING--2.5%
$  500,000  New York State Mortgage Revenue--Homeowner Mtg
            Series 39........................................       Aa2/NR             5.300%  04/01/04   $    519,230
   500,000  New York State Mortgage Revenue--Homeowner Mtg
            Series 37-A......................................       Aa2/NR             5.850   04/01/06        521,600
                                                                                                          ------------
                                                                                                             1,040,830
                                                                                                          ------------
            INDUSTRIAL DEVELOPMENT BONDS--6.2%
   500,000  Hempstead Town--New York Industrial Development
            Agency...........................................       Aaa/A3             4.875   12/01/06        514,445
 1,000,000  Hempstead Town--New York Industrial Development
            Agency...........................................       Aaa/A3             5.000   12/01/07      1,037,260
 1,000,000  Westchester County Industrial Development Agency
            Series A.........................................       Aaa/AAA            4.850   07/01/00      1,019,560
                                                                                                          ------------
                                                                                                             2,571,265
                                                                                                          ------------
            PREFUNDED/ESCROWED/US GUARANTEED--3.6%
   915,000  New York Housing Finance Agency, ETM State
            University Construction..........................       Aaa/AAA            6.500   11/01/06        996,554
   175,000  Puerto Rico Aqueduct & Sewer Authority, ETM......       Aaa/AAA            4.200   07/01/00        174,652
   302,000  Puerto Rico Aqueduct & Sewer Authority, ETM......       Aaa/AAA            4.500   07/01/02        311,540
                                                                                                          ------------
                                                                                                             1,482,746
                                                                                                          ------------
            SPECIAL TAX--22.0%
 1,000,000  MTA Dedicated Tax, MBIA Insured+.................       Aaa/AAA            6.000%  04/01/05      1,106,490
 1,000,000  Muncipal Assistance Corp. for New York City......       Aa2/AA-            4.800   07/01/03      1,028,700
 2,500,000  Muncipal Assistance Corp. for New York City......       Aa2/AA-            6.000   07/01/05      2,768,325
 1,225,000  New York, New York City Transitional Finance
            Authority Revenue................................       Aa3/AA             5.000   08/15/05      1,278,385
 1,000,000  New York State Local Government Assistance
            Corp. ...........................................        A3/A+             5.300   04/01/00      1,026,990
   300,000  New York State Local Government Assistance
            Corp. ...........................................        A3/A+             6.700   04/01/00        317,040

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                   *MOODY'S
PRINCIPAL                                                            /S&P          INTEREST    MATURITY
  AMOUNT                                                            RATINGS          RATE        DATE     MARKET VALUE
----------                                                     -----------------  -----------  ---------  ------------
            MUNICIPAL BONDS (CONTINUED)
$  655,000  New York State Local Government Assistance
            Corp. ...........................................        A3/A+             5.000%  04/01/02   $    674,388
   340,000  New York State Local Government Assistance
            Corp. ...........................................        A3/A+             6.750   04/01/02        370,257
   500,000  New York State Local Government Assistance
            Corp. ...........................................        A3/A+             4.800   04/01/05        511,800
                                                                                                          ------------
                                                                                                             9,082,375
                                                                                                          ------------
            STATE APPROPRIATION--19.1%
 1,000,000  Metropolitan Transportation Authority Service
            Contract Revenue.................................      Baa1/BBB+           5.750   07/01/07      1,072,590
   250,000  New York State Dormitory Authority, Albany
            County...........................................      Baa1/BBB+           5.500   04/01/08        262,777
   500,000  New York State Dormitory Authority, State
            University Educational Facility Series A.........        A3/A-             5.500   05/15/07        535,885
   300,000  New York State Dormitory Authority, State
            University.......................................        A3/A-             5.200   05/15/03        313,251
   650,000  New York State Dormitory Authority, Upstate
            Community Colleges...............................      Baa1/BBB+           5.600   07/01/07        689,806
   500,000  New York State Medical Care Facilities-- Mental
            Health...........................................       Baa1/A-            4.600   08/15/99        504,570
   505,000  New York State Medical Care Facilities-- Mental
            Health,..........................................       Baa1/A-            4.700   08/15/01        512,024
   480,000  New York State Medical Care Facilities-- Mental
            Health...........................................       Baa1/A-            6.100   08/15/02        513,974
 1,000,000  New York State Thruway Authority Service Contract
            Highway & Bridge Trust Fund......................      Baa1/BBB+           5.625   04/01/07      1,061,730
   500,000  New York State Thruway Authority Service Contract
            Highway & Bridge Trust Fund......................      Baa1/BBB+           5.750   04/01/08        530,605
 1,000,000  New York State Urban Development Corp.-- Cornell
            Center...........................................      Baa1/BBB+           5.900   01/01/07      1,058,660

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                   *MOODY'S
PRINCIPAL                                                            /S&P          INTEREST    MATURITY
  AMOUNT                                                            RATINGS          RATE        DATE     MARKET VALUE
----------                                                     -----------------  -----------  ---------  ------------
            MUNICIPAL BONDS (CONTINUED)
$  750,000  New York State Urban Development Corp.--
            Correctional Capital Facility--Series 7..........      Baa1/BBB+           6.000%  01/01/07   $    815,723
                                                                                                          ------------
                                                                                                             7,871,595
                                                                                                          ------------
            TRANSPORTATION--12.7%
 1,500,000  New York State Thruway Authority General
            Revenue..........................................       Aa3/AA-            5.250   01/01/01      1,547,805
   650,000  Port Authority New York & New Jersey.............       A1/AA-             5.100   08/01/01        673,185
   500,000  Port Authority New York & New Jersey.............       A1/AA-             6.100   10/15/02        542,590
 1,000,000  Port Authority New York & New Jersey.............       A1/AA-             5.300   08/01/03      1,053,230
   500,000  Port Authority New York & New Jersey
            Construction.....................................       A1/AA-             4.750   10/01/08        513,620
   500,000  Triborough Bridge & Tunnel Authority General
            Purpose..........................................       Aa3/A+             4.300   01/01/02        503,655
   400,000  Triborough Bridge & Tunnel Authority General
            Purpose..........................................       Aa3/A+             4.600   01/01/05        407,428
                                                                                                          ------------
                                                                                                             5,241,513
                                                                                                          ------------
            UTILITY--6.8%
   300,000  New York State Environmental Facility Corp. PCR
            State Water......................................       Aaa/AAA            6.000   05/15/02        322,524
   750,000  New York State Environmental Facility Corp. PCR
            State Water......................................       Aa2/A-             4.900   06/15/09        763,815
   400,000  New York State Environmental Facility Corp. PCR
            Water Revol. ....................................       Aaa/AAA            6.300   09/15/00        423,656
 1,250,000  New York State Power Authority...................       Aa2/AA-            4.900   01/01/06      1,291,113
                                                                                                          ------------
                                                                                                             2,801,108
                                                                                                          ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                   *MOODY'S
PRINCIPAL                                                            /S&P          INTEREST    MATURITY
  AMOUNT                                                            RATINGS          RATE        DATE     MARKET VALUE
----------                                                     -----------------  -----------  ---------  ------------
            MUNICIPAL BONDS (CONTINUED)
            OTHER--2.4%
$  350,000  New York City Trust for Cultural Resources Museum
            MOMA--AMBAC Insured+.............................       Aaa/AAA            6.300%  01/01/03   $    383,957
   135,000  New York City Trust for Cultural Resources Museum
            MOMA--AMBAC Insured+.............................       Aaa/AAA            4.900   01/01/01        138,595
   205,000  New York City Trust for Cultural Resources Museum
            MOMA--AMBAC Insured+.............................       Aaa/AAA            4.900   01/01/01        210,225
    75,000  New York City Trust for Cultural Resources Museum
            MOMA--AMBAC Insured+.............................       Aaa/AAA            5.000   01/01/02         77,635
   165,000  New York City Trust for Cultural Resources Museum
            MOMA--AMBAC Insured+.............................       Aaa/AAA            5.000   01/01/02        170,490
                                                                                                          ------------
                                                                                                               980,902
                                                                                                          ------------
            TOTAL MUNICIPAL BONDS (Cost $38,772,334).........                                               40,177,072
                                                                                                          ------------
            TAX-EXEMPT MONEY MARKET FUND--1.1%
   474,180  Dreyfus New York Municipal Cash Management
            (Cost $474,180)..................................        NR/NR             3.990%(a)               474,180
                                                                                                          ------------
            TOTAL INVESTMENTS (Cost $39,246,514)
            (b)--98.5%.......................................                                               40,651,252
            Other assets less liabilities--1.5%..............                                                  632,118
                                                                                                          ------------
            NET ASSETS--100.0%...............................                                             $ 41,283,370
                                                                                                          ------------

NR NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
*  RATINGS ARE NOT AUDITED BY KPMG PEAT MARWICK LLP.
+  INSURED OR GUARANTED BY THE INDICATED MUNICIPAL BOND INSURANCE CORPORATION.
(a)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1997.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1997 NET UNREALIZED APPRECIATION WAS $1,404,738 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,404,738 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $0.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value
    (Identified cost $39,246,514).......  $40,651,252
  Receivables:
    Interest............................      732,845
    Capital stock sold..................      243,099
  Other assets..........................       84,099
                                          -----------
      TOTAL ASSETS......................   41,711,295
                                          -----------
LIABILITIES:
  Payables:
    Investments purchased...............      259,898
    Dividends...........................       95,627
    Capital stock repurchased...........       20,000
    Services provided by The Bank of New
      York and Administrator............       24,796
  Accrued expenses and other
    liabilities.........................       27,604
                                          -----------
      TOTAL LIABILITIES.................      427,925
                                          -----------
NET ASSETS:.............................  $41,283,370
                                          -----------
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $     3,924
  Capital surplus.......................   40,085,950
  Accumulated net realized loss on
    investments.........................     (211,242)
  Net unrealized appreciation on
    investments.........................    1,404,738
                                          -----------
NET ASSETS..............................  $41,283,370
                                          -----------
INSTITUTIONAL SHARES:
  Net assets............................  $30,915,288
                                          -----------
  Shares outstanding....................    2,938,263
                                          -----------
  Net asset value, offering price and
    repurchase price per share..........  $     10.52
                                          -----------
INVESTOR SHARES:
  Net assets............................  $10,368,082
                                          -----------
  Shares outstanding....................      985,415
                                          -----------
  Net asset value, offering price and
    repurchase price per share..........  $     10.52
                                          -----------
Institutional Shares authorized at $.001
  par value.............................  200,000,000
Investor Shares authorized at $.001 par
  value.................................  200,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
  Interest...............................  $1,889,971
                                           ----------
EXPENSES:
  Advisory...............................     193,227
  Administration.........................      77,286
  12b-1 fee--Investor Shares.............      19,554
  Accounting Services....................      60,000
  Custodian..............................      12,343
  Cash management........................       1,619
  Transfer agent.........................      47,324
  Audit..................................       2,366
  Insurance..............................       1,792
  Directors..............................       9,172
  Reports to shareholders................       7,010
  Registration and filings...............      23,272
  Legal..................................       1,466
  Other..................................      17,159
                                           ----------
    TOTAL EXPENSES.......................     473,590
  Fees waived by The Bank of New York....    (106,259)
                                           ----------
    NET EXPENSES.........................     367,331
                                           ----------
    NET INVESTMENT INCOME................   1,522,640
                                           ----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS--
  Net realized gain on investments.......     105,649
  Increase in unrealized appreciation on
    investments during the year..........     785,584
                                           ----------
  Net realized and unrealized gain on
    investments..........................     891,233
                                           ----------
  Net increase in net assets resulting
    from operations......................  $2,413,873
                                           ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                     ------------------------------------
                                                                                           1997               1996
                                                                                     ----------------   -----------------
OPERATIONS:
  Net investment income............................................................    $    1,522,640     $     1,511,209
  Net realized gain on investments.................................................           105,649             144,496
  Increase in unrealized appreciation (depreciation) on investments during the
    year...........................................................................           785,584            (335,080)
                                                                                     ----------------   -----------------
    Net increase in net assets resulting from operations...........................         2,413,873           1,320,625
                                                                                     ----------------   -----------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares.......................          (870,111)                -0-
                                        Investor Shares............................          (652,529)         (1,511,209)
                                                                                     ----------------   -----------------
                                                                                           (1,522,640)         (1,511,209)
                                                                                     ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1)..................        37,610,007                 -0-
                                    Investor Shares................................         3,461,199           6,200,028
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares...            99,174                 -0-
                                                            Investor Shares........           323,282             493,674
  Cost of capital stock repurchased: Institutional Shares..........................        (7,770,455)                -0-
                                     Investor Shares (Note 1)......................       (30,067,836)        (10,697,287)
                                                                                     ----------------   -----------------
    Net increase (decrease) in net assets resulting from capital stock
     transactions..................................................................         3,655,371          (4,003,585)
                                                                                     ----------------   -----------------
      INCREASE (DECREASE) IN NET ASSETS............................................         4,546,604          (4,194,169)
NET ASSETS:
  Beginning of year................................................................        36,736,766          40,930,935
                                                                                     ----------------   -----------------
  End of year......................................................................    $   41,283,370     $    36,736,766
                                                                                     ----------------   -----------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1).......................................         3,676,326                 -0-
               Investor Shares.....................................................           336,663             607,912
  Shares issued on reinvestment of dividends: Institutional Shares.................             9,559                 -0-
                                                   Investor Shares.................            31,281              48,215
  Shares repurchased: Institutional Shares.........................................          (747,622)                -0-
                      Investor Shares (Note 1).....................................        (2,953,489)         (1,044,692)
                                                                                     ----------------   -----------------
    Net increase (decrease)........................................................           352,718            (388,565)
  Shares outstanding, beginning of year............................................         3,570,960           3,959,525
                                                                                     ----------------   -----------------
  Shares outstanding, end of year..................................................         3,923,678           3,570,960
                                                                                     ----------------   -----------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                               INSTITUTIONAL
                                                  SHARES
                                               -------------
                                                  FOR THE
                                                  PERIOD                          INVESTOR SHARES
                                                 APRIL 1,         ------------------------------------------------
                                                   1997*
                                                  THROUGH                     YEAR ENDED DECEMBER 31,
                                               DECEMBER 31,       ------------------------------------------------
                                                   1997             1997         1996     1995     1994     1993
                                               -------------      --------      -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of period.......     $ 10.16         $  10.29      $ 10.34  $  9.59  $ 10.37  $  9.97
                                               -------------      --------      -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................        0.31             0.39         0.40     0.39     0.39     0.38
Net realized and unrealized gain (loss) on
  investments................................        0.36             0.23        (0.05)    0.75    (0.78)    0.40
                                               -------------      --------      -------  -------  -------  -------
  Total from investment operations...........        0.67             0.62         0.35     1.14    (0.39)    0.78
                                               -------------      --------      -------  -------  -------  -------
DIVIDENDS
Dividends from net investment income.........       (0.31)           (0.39)       (0.40)   (0.39)   (0.39)   (0.38)
                                               -------------      --------      -------  -------  -------  -------
Net asset value at end of period.............     $ 10.52         $  10.52      $ 10.29  $ 10.34  $  9.59  $ 10.37
                                               -------------      --------      -------  -------  -------  -------
TOTAL RETURN:+...............................        6.69%**          6.19%        3.47%   12.08%   (3.81)%    7.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)...................................     $30,915         $ 10,368      $36,737  $40,931  $43,213  $55,871
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of
    New York and Administrator...............        0.90%***         1.02%        0.90%    0.90%    0.85%    0.68%
  Expenses, prior to waiver from The Bank of
    New York and Administrator...............        1.15%***         1.32%        1.18%    1.20%    1.20%    1.30%
  Net investment income, net of waiver from
    The Bank of New York and Administrator...        3.98%***         3.88%        3.91%    3.89%    3.92%    3.74%
Portfolio turnover rate......................          21%              21%          22%       4%      18%       6%

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.
+   TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE
PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                    *MOODY'S
PRINCIPAL                                                             /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                             RATINGS        RATE        DATE         VALUE
----------                                                        -------------  -----------  ---------  -------------
            MUNICIPAL BONDS--98.4%
            EDUCATION--9.6%
$1,000,000  District of Columbia Revenue (Association of
            American Medical Colleges), Series A, Callable
            8/15/07 @102........................................     Aaa/AAA          5.150%  02/15/10   $   1,015,690
 2,000,000  Georgetown University, Callable 4/01/98 @102........      A1/A+           8.125   04/01/08       2,060,460
 2,250,000  Indiana Secondary Market Educational Loans..........     Aaa/NR           5.300   09/01/99       2,289,668
 5,950,000  New England Student Loan Revenue Series A...........     Aaa/NR           5.800   03/01/02       6,275,168
 1,115,000  New England Student Loan Revenue Series D...........     Aaa/NR           6.000   09/01/99       1,149,007
   110,000  New Jersey State Educational Facility Authority
            Revenue (Jersey City State College), Series D, MBIA
            Insured+............................................     Aaa/AAA          5.400   07/01/01         114,983
   100,000  New Jersey State Educational Facility Authority
            Revenue (Princeton University), Series F............     Aaa/AAA          5.100   07/01/99         101,834
   100,000  New Jersey State Educational Facility Authority
            Revenue (Richard Stockton State College), Series
            B...................................................     Aaa/AAA          5.700   07/01/99         102,642
 2,475,000  New York State Dormitory Authority, Strong Memorial
            Hospital (University of Rochester), Callable 7/01/06
            @100................................................      A1/A+           5.750   07/01/14       2,614,540
   990,000  New York State Dormitory Authority, University of
            Rochester...........................................      A1/A+           6.200   07/01/02       1,011,225
 1,600,000  Pennsylvania State Higher Educational Facility
            Authority College & University Revenue..............     NR/AA-           5.000   11/01/00       1,643,664
 2,185,000  Texas A & M University Revenue, Callable 5/15/07
            @100................................................     Aa2/AA           5.000   05/15/08       2,269,363
 4,000,000  Texas A & M University Revenue, Callable 7/01/03
            @100................................................     Aaa/AAA          5.000   07/01/06       4,123,000
 1,000,000  University of Texas.................................     Aaa/AAA          6.700   07/01/05       1,101,330
                                                                                                         -------------
                                                                                                            25,872,574
                                                                                                         -------------
            GENERAL OBLIGATION--28.7%
 1,000,000  Aldine Texas Independent School District, Callable
            2/15/07 @100........................................     Aaa/AAA          5.375   02/15/09       1,057,840
   100,000  Bergen County New Jersey............................     Aaa/NR           5.550   12/01/00         104,476
   250,000  Bergen County New Jersey............................     Aaa/NR           5.500   12/01/01         263,740
 4,000,000  California State....................................      A1/A+           5.000   10/01/02       4,158,960
   250,000  Cherry Hill Township New Jersey.....................     Aa2/NR           5.800   06/01/04         269,723
 3,000,000  Connecticut State Series A..........................     Aa3/AA-          5.000   05/15/04       3,125,310
   990,000  Connecticut State Series B, Callable 7/15/00 @102...     Aa/AA-           6.600   07/15/01       1,069,190

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                    *MOODY'S
PRINCIPAL                                                             /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                             RATINGS        RATE        DATE         VALUE
----------                                                        -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$2,500,000  Delaware State Series A.............................     Aa1/AA+          5.125%  04/01/05   $   2,630,000
 2,785,000  Du Page County Illinois.............................     Aaa/AAA          3.750   10/01/01       2,755,117
 1,450,000  Georgia State.......................................     Aaa/AA+          6.750   09/01/98       1,478,362
 5,000,000  Georgia State Series C..............................     Aaa/AA+          5.250   07/01/08       5,354,300
   200,000  Gloucester County New Jersey........................     A1/AA-           5.000   09/01/03         207,880
   990,000  Illinois State (Anti-Pollution), Series D...........     Aa3/AA           4.000   01/01/00         990,376
   500,000  Illinois State......................................     A1/AA-           5.500   08/01/01         523,600
 2,840,000  Kings County Washington Series A....................     Aa1/AA+          5.000   01/01/04       2,954,821
 2,000,000  Maryland State & Local Facilities Loan--1st Series,
            Callable 3/01/07 @101.50............................     Aaa/AAA          5.000   03/01/11       2,052,740
 2,185,000  Maryland State & Local Facilities Loan--2nd
            Series..............................................     Aaa/AAA          5.250   06/15/05       2,324,032
 2,000,000  Maryland State & Local Facilities Loan--3rd Series,
            Callable 10/15/06 @100..............................     Aaa/AAA          5.000   10/15/07       2,093,980
 1,485,000  Massachusetts Commonwealth--Construction Loan Series
            A...................................................      A1/A+           7.200   02/01/99       1,537,510
 1,485,000  Massachusetts Commonwealth--Construction Loan Series
            A...................................................      A1/A+           5.100   11/01/02       1,544,801
 2,000,000  Massachusetts Commonwealth--Construction Loan Series
            D...................................................     Aaa/AAA          5.125   11/01/03       2,095,780
 1,065,000  Mesquite Texas Independent School District #1.......     Aaa/AAA          8.125   08/15/01       1,209,350
 2,000,000  Milwaukee Wisconsin Metropolitan Sewer District
            Series A............................................      Aa/AA           6.250   10/01/04       2,230,580
 2,070,000  Minnesota State, Callable 11/01/06 @100.............     Aaa/AAA          5.000   11/01/08       2,146,466
   250,000  Monroe County, New York.............................     Aaa/AAA          6.000   06/01/11         277,942
   990,000  Nevada State Municipal Bond Bank Project #4
            Series A, Callable 8/01/99 @102.....................     Aa2/AA           6.700   02/01/01       1,048,697
 3,215,000  Nevada State Municipal Bond Bank Project #52 Series
            A...................................................     Aa2/AA           6.375   05/15/06       3,663,460
 4,470,000  Nevada State Series A...............................      Aa/AA           4.375   08/01/03       4,504,017
   250,000  New Jersey State....................................     Aa1/AA+          5.800   08/01/01         264,790
 2,000,000  New Jersey State Series E...........................     Aa/AA+           5.000   07/15/04       2,085,400
 2,650,000  Pennsylvania State--1st Series, Callable 4/15/03
            @101.50.............................................     Aaa/AAA          5.000   04/15/09       2,719,801
 2,970,000  Pennsylvania State--1st Series......................     Aa3/AA-          5.000   05/01/03       3,079,860
 3,000,000  Rhode Island--Construction Capital Loan, Callable
            8/01/07 @101, MBIA Insured+.........................     Aaa/AAA          5.000   08/01/09       3,088,770
 1,000,000  Texas State Public Authority Building (State
            Technical College), MBIA Insured+...................     Aaa/AAA          6.100   08/01/04       1,106,310

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                    *MOODY'S
PRINCIPAL                                                             /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                             RATINGS        RATE        DATE         VALUE
----------                                                        -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$  500,000  Tulsa Oklahoma......................................     Aa2/AA           5.150%  06/01/03   $     523,200
 1,000,000  Washington State Series A...........................     Aa1/AA+          6.700   02/01/05       1,145,040
 1,500,000  Washington State Series R-93B.......................      Aa/AA           5.375   10/01/08       1,616,760
 4,330,000  Washington State Series R-92D
            (Motor Vechicle Fuel Tax)...........................     Aa1/AA+          6.250   09/01/07       4,940,270
 3,000,000  Wisconsin State Series B............................     Aa2/AA           5.250   05/01/07       3,190,920
                                                                                                         -------------
                                                                                                            77,434,171
                                                                                                         -------------
            HEALTH CARE--2.7%
 2,000,000  Indiana Health Facility Financing Authority Hospital
            Revenue--(Charity Obligation Group), Series D.......     Aa2/AA+          5.000   11/01/26       2,041,940
 1,335,000  New York State Medical Care Facilities Financial
            Agency--Hospital & Nursing Home, Series A...........     Aa2/AA+          7.000   02/15/99       1,380,217
 1,000,000  New York State Medical Care Facilities Financial
            Agency Series D.....................................     Aa2/AA+          5.100   02/15/05       1,033,090
   640,000  New York State Medical Care Facilities
            (St Lukes Hospital), Series A, Callable 2/15/00
            @102................................................     Aa2/AA           7.400   02/15/09         687,686
 2,000,000  Pennsylvania State Higher Educational Facilities
            Authority--(University of Pennsylvania), Series B...     Aa3/AA           5.000   01/01/04       2,072,280
                                                                                                         -------------
                                                                                                             7,215,213
                                                                                                         -------------
            HOUSING--2.5%
 1,000,000  Alaska State Housing Finance Corporation Mortgage
            Series A-1, Callable 12/01/07 @101.50, MBIA
            Insured+............................................     Aaa/AAA          5.000   12/01/08       1,011,710
   500,000  Connecticut State Housing Financial Authority--
            Housing Mortgage Finance Program Series C-2.........     Aa2/AA           5.300   11/15/03         519,735
 2,250,000  Housing New York Corporation Revenue................      A1/AA           6.000   11/01/03       2,411,775
 1,615,000  New York State Mortgage Agency--Homeowner Mortgage,
            Series EE-3, Callable 6/07/00 @102..................     Aa2/NR           7.700   10/01/10       1,714,371
   990,000  New York State Mortgage Agency--Homeowner Mortgage,
            Series FF, Callable 4/01/08 @100....................     Aa2/NR           7.850   10/01/08       1,012,423
                                                                                                         -------------
                                                                                                             6,670,014
                                                                                                         -------------
            INDUSTRIAL DEVELOPMENT REVENUE--0.8%
 2,000,000  Georgetown County South Carolina Pollution Control
            Facilities (International Paper Company Project),
            Callable 6/15/02 @102...............................      A3/A-           6.250   06/15/05       2,161,660

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                    *MOODY'S
PRINCIPAL                                                             /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                             RATINGS        RATE        DATE         VALUE
----------                                                        -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$   75,000  Gulf Coast Waste Disposable Authority, PCR (Champion
            International--Atlantic Richfield), Callable 5/01/98
            @100................................................     Baa2/NR          5.800%  05/01/98   $      75,149
                                                                                                         -------------
                                                                                                             2,236,809
                                                                                                         -------------
            PRE-REFUNDED ESCROWED--19.7%
    85,000  Austin Texas Utility System Series B, ETM, Callable
            11/15/98 @102.......................................      A2/A            7.250   11/15/03          97,790
 1,865,000  Clearwater Florida Utility Revenue Series 1978,
            ETM.................................................     Aaa/AAA          6.100   12/01/04       1,949,261
   990,000  Connecticut State Clean Water Funding Revenue,
            Callable 1/01/01 @102...............................     Aaa/AAA          6.750   07/01/04       1,077,942
 1,755,000  Delaware River Port Authority Pennsylvania & New
            Jersey River Bridges, ETM...........................     Aaa/AAA          6.500   01/15/11       1,975,621
   790,000  Fort Worth Texas General Purpose Series A, ETM,
            Callable 3/01/98 @100...............................     Aaa/AAA          4.250   03/01/01         794,779
 1,235,000  Illinois State Toll Highway Authority, Callable
            2/09/98 @100.50.....................................     Aaa/AAA          6.750   01/01/10       1,364,910
 2,555,000  Jacksonville Florida Electric Authority Revenue
            Second Installment, ETM.............................     Aaa/AA           5.250   07/01/01       2,605,078
 1,615,000  Kentucky State Turnpike Authority Toll Road Revenue,
            ETM.................................................     Aaa/AAA          6.125   07/01/08       1,740,130
   745,000  Manatee County Florida Water Revenue, ETM, Callable
            2/09/98 @101........................................     Aaa/AAA          4.200   03/01/05         738,191
   990,000  Minnesota State.....................................     NR/AAA           6.625   08/01/06       1,072,823
 2,750,000  Monroe County New York, Callable 6/01/04 @102.......     Aaa/AAA          6.000   06/01/11       2,999,563
   815,000  New Jersey State Highway Authority--Garden State
            Parkway General Revenue, ETM, Callable 2/09/98
            @100................................................     NR/AAA           6.500   01/01/11         916,353
 1,000,000  New Jersey State....................................     Aaa/AAA          7.250   04/15/01       1,047,260
 5,649,000  New Jersey State Turnpike Authority Revenue, ETM,
            Callable 2/09/98 @100...............................     Aaa/NR           5.700   05/01/13       6,081,770
 2,180,000  New Jersey State Turnpike Authority Revenue Series
            C, ETM, Callable 2/11/98 @100.......................     Aaa/AAA          5.200   01/01/08       2,298,745
   120,000  New Jersey State Turnpike Authority Revenue Series
            E, ETM, Callable 2/11/98 @ 100......................     Aaa/AAA          5.875   01/01/08         129,016
 2,075,000  New Jersey State Turnpike Authority Revenue Series
            G, ETM, Callable 2/09/98 @100.......................     Aaa/AAA          5.750   01/01/09       2,234,775
 2,825,000  New York State Care Facilities Finance Agency (St
            Luke's Hospital) Series B...........................     Aaa/AAA          7.400   02/15/09       3,070,634

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                    *MOODY'S
PRINCIPAL                                                             /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                             RATINGS        RATE        DATE         VALUE
----------                                                        -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$  558,370  New York State Dormitory Authority, GNMA
            Collateralized, Elizabeth A. Horton Memorial
            Hospital............................................      NR/NR           7.000%  09/25/06   $     663,956
   990,000  New York State Dormitory Authority Revenue-- Cooper
            Union...............................................     Aaa/AAA          7.000   07/01/08       1,100,939
   180,000  New York State Dormitory Authority Revenue, State
            University Educational Facilities Series A..........     NR/AAA           7.500   05/15/02         197,474
 1,435,000  New York State Dormitory Authority Revenue State
            University Educational Facilities Series A..........      A3/A-           7.000   05/15/03       1,521,229
 2,475,000  New York State Dormitory Authority Revenue, State
            University Educational Facilities Series A..........      Aaa/A           7.625   05/15/05       2,722,203
   178,000  New York NY City Housing Authority, (Dyckman Houses
            NYC--10 HUD), Callable 5/01/98 @101.................     Aaa/NR           3.250   11/01/98         177,117
 1,485,000  New York State Housing Finance Agency State
            University Construction Series A, ETM...............     Aaa/AAA          8.000   05/01/11       1,900,295
 3,075,000  New York State Power Authority Revenue & General
            Purpose Series D, ETM, Callable 2/09/98 @100........     Aaa/AAA          5.875   01/01/10       3,362,420
   890,000  New York State Power Authority Revenue & General
            Purpose Series F, ETM, Callable 2/09/98 @100........     Aaa/AAA          5.500   01/01/10         953,048
 1,370,000  New York State Power Authority Revenue & General
            Purpose Series H, ETM...............................     Aaa/AAA          7.500   01/01/10       1,619,682
 3,765,000  Oklahoma State Turnpike Authority Revenue Series A,
            ETM, Callable 2/09/98 @100..........................     NR/AAA           4.700   01/01/06       3,880,435
   300,000  Plano Texas Independent School District, ETM,
            Callable 3/15/98 @100...............................     Aa2/AAA          4.000   03/15/99         300,552
   300,000  Plano Texas Independent School District, ETM,
            Callable 3/15/98 @100...............................     Aa2/AAA          4.000   03/15/00         300,024
   985,000  Sacramento California Municipal Utility District
            Revenue Series A, ETM, Callable 8/06/97 @100........     Aaa/AAA          5.500   02/01/11       1,045,558
   990,000  Suffolk County NY Water Authority Series V, ETM,
            Callable 6/01/02....................................     NR/AAA           7.000   06/01/06       1,087,663
                                                                                                         -------------
                                                                                                            53,027,236
                                                                                                         -------------
            SPECIAL TAX--3.8%
 2,585,000  Chicago Illinois Sales Tax Revenue..................     Aaa/AA2          6.000   01/01/07       2,883,542
   510,000  Clark County Nevada--Las Vegas Convention & Visitors
            Authority...........................................     Aaa/AA3          5.400   07/01/03         539,264
 1,000,000  Connecticut State Special Obligation Revenue Series
            B...................................................     A1/AA-           6.100   09/01/08       1,132,480

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                    *MOODY'S
PRINCIPAL                                                             /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                             RATINGS        RATE        DATE         VALUE
----------                                                        -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$1,000,000  Connecticut State Unemployment Compensation Advance
            Fund Revenue Series A...............................     Aaa/AAA          5.500%  11/15/00   $   1,041,100
   350,000  Illinois State Sales Tax Revenue Series V...........     Aa3/AAA          5.625   06/15/01         367,741
   155,000  Kentucky Infrastructure Authority Series A,
            Unrefunded Balance..................................      NR/A            7.625   08/01/03         165,945
   500,000  Metropolitan Pier & Exposition Authority (McCormick
            Project), Series A..................................      A2/A+           5.600   06/15/01         523,005
   275,000  Municipal Assistance Corp for City of New York
            Series E............................................     Aa2/AA-          5.500   07/01/01         288,164
 2,000,000  Municipal Assistance Corp for City of New York
            Series E............................................     Aa2/AA-          6.000   07/01/05       2,214,660
   990,000  Municipal Assistance Corp for City of New York
            Series 68, Callable 7/01/99 @ 102...................     Aa2/AA           7.100   07/01/00       1,053,478
                                                                                                         -------------
                                                                                                            10,209,379
                                                                                                         -------------
            STATE APPROPRIATION--10.3%
   100,000  Connecticut State Resource Recovery Authority Series
            A...................................................     NR/AA-           5.750   11/15/00         104,533
 1,100,000  Indiana Bond Bank Revenue Series A..................     NR/AAA           5.750   02/01/06       1,202,245
 1,980,000  Kentucky State Turnpike Authority Economic
            Development Road Revenue (Revitalization
            Projects)...........................................     Aaa/AAA          5.300   07/01/04       2,095,850
 2,000,000  Kentucky State Turnpike Authority Economic
            Development Road Revenue (Revitalization
            Projects)...........................................      Aaa/A           5.500   07/01/08       2,176,380
 1,000,000  Massachusetts Bay Transportation Authority Series
            A...................................................      A1/A+           5.400   03/01/08       1,074,150
 1,610,000  New York State Dormitory Authority Revenue Series A,
            Unrefunded Balance, Callable 5/15/00 @102...........      A3/A-           7.500   05/15/02       1,751,181
    50,000  New York State Dormitory Authority State University
            Educational Facilities Series A, Unrefunded Balance,
            Callable 5/15/99 @102...............................    Baa1/BBB+         7.000   05/15/03          52,879
 2,475,000  New York State Dormitory Authority State University
            Educational Facilities Series B.....................      A3/A-           5.100   05/15/02       2,564,001
 1,980,000  New York State Dormitory Authority State University
            Educational Facilities Series B.....................      A3/A-           5.250   05/15/10       2,071,714
 1,930,000  New York State Local Government Assistance Corp.
            Series A............................................      A3/A+           6.700   04/01/00       2,039,624
 3,805,000  New York State Local Government Assistance Corp.
            Series A............................................      A3/A+           6.000   04/01/06       4,204,068
 1,980,000  New York State Local Government Assistance Corp.
            Series C............................................      A3/A+           6.000   04/01/12       2,227,401

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                    *MOODY'S
PRINCIPAL                                                             /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                             RATINGS        RATE        DATE         VALUE
----------                                                        -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$1,500,000  New York State Urban Development Corp. Series A.....    Baa1/BBB+         5.450%  01/01/07   $   1,571,700
 2,005,000  New York State Thruway Authority Service Contract
            Revenue, Callable 1/01/01 @102......................    Baa1/BBB+         7.000   01/01/02       2,179,896
 2,105,000  Port Seattle Washington Revenue Series A............     Aaa/AA3          6.000   10/01/07       2,364,189
                                                                                                         -------------
                                                                                                            27,679,811
                                                                                                         -------------
            TRANSPORTATION--9.0%
 1,150,000  Delaware Transportation Authority System Revenue....      A1/AA           6.125   07/01/03       1,239,297
 1,500,000  Kansas State Department of Transportation Highway
            Revenue Series A....................................      Aa/AA           5.375   03/01/07       1,611,600
   385,000  Kentucky State Turnpike Authority Toll Road Revenue
            Series A, Unrefunded Balance........................       A/A            8.500   07/01/04         390,286
 2,050,000  Metropolitan Transportation Authority Facility
            Revenue Series 8....................................    Baa1/BBB+         5.500   07/01/06       2,157,974
 1,000,000  New York State Bridge Authority Revenue.............     A1/AA-           5.000   01/01/07       1,044,200
 2,000,000  New Jersey State Highway Authority Garden State
            Parkway General Revenue.............................     Aa/AA-           5.150   01/01/07       2,108,960
 3,025,000  New Jersey State Transit Corporation (Capital Grant
            Anticipation Notes), Series A.......................     Aaa/AAA          5.400   09/01/02       3,161,065
   640,000  New Jersey State Turnpike Authority Revenue.........     NR/AAA          10.375   01/01/03         744,230
   990,000  Pennsylvannia State Turnpike Revenue Series O.......     Aaa/AAA          5.350   12/01/02       1,042,757
 3,630,000  Port Authority New York & New Jersey 52nd Series,
            Callable 11/01/99 @100..............................     A1/AA-           9.000   11/01/14       3,938,913
   100,000  South Jersey Transit Authority New Jersey
            Transportation System Revenue, MBIA Insured+........     Aaa/AAA          5.500   11/01/01         105,276
 2,750,000  Triborough Bridge & Tunnel Authority Series V.......     Aa3/A+           6.500   01/01/01       2,942,555
 1,000,000  Triborough Bridge & Tunnel Authority Series Q,
            Callable 1/01/00 @101.50............................     Aa3/A+           6.750   01/01/03       1,064,820
 2,130,000  Triborough Bridge & Tunnel Authority Series Q.......     Aa3/A+           6.750   01/01/09       2,540,195
                                                                                                         -------------
                                                                                                            24,092,128
                                                                                                         -------------
            UTILITY--10.5%
 5,000,000  Austin Texas Utility System Revenue Series A........     Aaa/A2           5.000   05/15/07       5,188,350
 1,915,000  Austin Texas Utility System Revenue Series A,
            Unrefunded Balance, Callable 11/15/98 @102..........      A2/A            7.250   11/15/03       2,007,590
   100,000  Bergen County New Jersey Utility Authority Solid
            Waste System Revenue Series A.......................     Aaa/AAA          5.500   06/15/98         100,804
   100,000  Bergen County New Jersey Utility Authority Water
            Pollution Control Revenue Series B..................     Aaa/AAA          5.200   12/15/00         103,396

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                    *MOODY'S
PRINCIPAL                                                             /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                             RATINGS        RATE        DATE         VALUE
----------                                                        -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$  200,000  Cape May County New Jersey Utility Authority Solid
            Waste Revenue.......................................     Aaa/A1           5.000%  08/01/03   $     207,480
 2,970,000  Charlotte North Carolina Water & Sewer..............     Aaa/AAA          5.500   05/01/04       3,166,169
 1,095,000  Consumers Public Power District--Nuclear Facility
            Revenue.............................................      A1/NR           5.100   01/01/03       1,095,252
   990,000  Georgia Municipal Electrical Authority Power Revenue
            Series Z............................................      A3/A            5.000   01/01/04       1,019,453
 1,000,000  Grant County Washington Public Utility District No.
            002.................................................     Aa3/A+           5.600   01/01/05       1,068,520
 1,000,000  Houston Texas Water Conveyance System Contract
            Series B............................................     Aaa/AAA          7.000   12/15/04       1,158,270
 1,000,000  Intermountain Power Agency Utah Power Supply Revenue
            Series A, Callable 7/01/03 @102.....................      A1/A+           5.200   07/01/06       1,041,560
     5,000  Jacksonville Florida Electrical Authority Revenue
            Series Two 1987A-1, Callable 2/09/98 @101.50........     Aa1/AA           7.500   10/01/02           5,090
 2,085,000  New York State Environmental Facilities Corp.
            Pollution Control Revenue...........................     Aa2/A-           5.750   06/15/08       2,305,009
   500,000  New York State Environmental Facilities Corp.
            Pollution Control Revenue Series B..................     Aa2/A-           6.000   06/15/01         531,005
 1,000,000  New York State Environmental Facilities Corp.
            Pollution Control Revenue Loan-C....................     Aaa/AAA          5.000   07/15/04       1,042,930
 1,790,000  New York State Power Authority Series V, Callable
            2/09/98 @102........................................     Aa/AA-           7.600   01/01/03       1,826,534
   990,000  New York State Power Authority Series V, Callable
            2/09/98 @102........................................     Aa/AA-           7.875   01/01/07       1,010,246
 1,410,000  New York State Power Authority Revenue & General
            Purpose Series Y, Callable 1/01/01 @102.............     Aa/AA-           6.500   01/01/11       1,520,022
   990,000  San Antonio Texas Electrical & Gas Revenue Series
            A...................................................     Aa1/AA           7.000   02/01/99       1,022,927
   750,000  South Carolina State Public Service Authority
            Electrical Revenue & Electrical System Expansion,
            Callable 2/09/98 @100...............................     Aa/AAA           4.100   07/01/06         735,233
 1,135,000  South Carolina State Public Service Authority
            Revenue Series A, Callable 7/01/02 @102.............     Aa2/A+           6.200   07/01/06       1,243,086

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                    *MOODY'S
PRINCIPAL                                                             /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                             RATINGS        RATE        DATE         VALUE
----------                                                        -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$1,000,000  South Carolina State Public Service Authority
            Revenue Series A, Callable 1/01/03 @102.............     Aaa/AAA          5.500%  07/01/07   $   1,060,710
                                                                                                         -------------
                                                                                                            28,459,636
                                                                                                         -------------
            OTHER--0.8%
 1,770,000  New York NY City Industrial Development Agency Civic
            Facilities Revenue (Rockefeller Foundation Project),
            Callable 7/01/03 @102...............................     Aaa/AAA          5.250   07/01/13       1,786,373
   200,000  New York State Dormitory Authority Revenue
            Metropolitan Museum of Art Series B, Floating Rate
            Notes, payable monthly, interest rate resets weekly,
            next interest rate reset date 1/07/98...............     Aa1/AA+          4.000++ 07/01/23         200,000
   100,000  New York State Local Government Assistance Corp.
            Series A, Floating Rate Notes, payable monthly,
            interest rate resets weekly, next interest rate
            reset date 1/07/98..................................     Aa3/AA           4.000++ 04/01/22         100,000
                                                                                                         -------------
                                                                                                             2,086,373
                                                                                                         -------------
            TOTAL MUNICIPAL BONDS
            (Cost $249,750,202).................................                                           264,983,344
                                                                                                         -------------
            TAX-EXEMPT MONEY MARKET FUND--0.4%
   944,741  Dreyfus Municipal Money Market Fund (Cost
            $944,741)...........................................      NR/NR           3.630%(a)                944,741
                                                                                                         -------------
            TOTAL INVESTMENTS
            (Cost $250,694,943) (b)--98.8%......................                                           265,928,085
            Other assets less liabilities--1.2%.................                                             3,350,305
                                                                                                         -------------
            NET ASSETS--100.0%..................................                                         $ 269,278,390
                                                                                                         -------------

ETM  ESCROWED TO MATURITY.
NR  NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
*    RATINGS ARE NOT AUDITED BY KPMG PEAT MARWICK LLP.
+    INSURED OR GUARANTED BY THE INDICATED MUNICIPAL BOND INSURANCE CORPORATION.
++ REPRESENTS INTEREST RATE IN EFFECT AT DECEMBER 31, 1997 FOR FLOATING RATE NOTES.
(a)   REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1997.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1997, NET UNREALIZED APPRECIATION WAS $15,233,142 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $15,436,787 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $203,645.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DIVERSIFICATION BY STATE

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                                                                                       % OF
                                                                                                       TOTAL
                                                                                       VALUE        NET ASSETS
                                                                                   --------------  -------------
Alaska...........................................................................  $    1,011,710          0.4%
California.......................................................................       5,204,518          1.9
Connecticut......................................................................       8,070,290          3.0
Delaware.........................................................................       3,869,298          1.4
District of Columbia.............................................................       3,076,150          1.1
Florida..........................................................................       5,297,619          2.0
Georgia..........................................................................       7,852,114          3.0
Illinois.........................................................................       9,408,291          3.5
Indiana..........................................................................       5,533,852          2.1
Kansas...........................................................................       1,611,600          0.6
Kentucky.........................................................................       6,568,591          2.4
Maryland.........................................................................       6,470,752          2.4
Massachusetts....................................................................      13,676,415          5.1
Minnesota........................................................................       3,219,289          1.2
Nebraska.........................................................................       1,095,252          0.4
Nevada...........................................................................       9,755,438          3.6
New Jersey.......................................................................      22,754,597          8.5
New York.........................................................................      80,693,779         30.0
North Carolina...................................................................       3,166,169          1.2
Oklahoma.........................................................................       4,403,635          1.6
Pennsylvania.....................................................................      12,533,983          4.7
Rhode Island.....................................................................       3,088,770          1.1
South Carolina...................................................................       5,200,689          1.9
Texas............................................................................      21,812,624          8.1
Utah.............................................................................       1,041,560          0.4
Washington.......................................................................      14,089,600          5.2
Wisconsin........................................................................       5,421,500          2.0
                                                                                   --------------        -----
Total Investments................................................................     265,928,085         98.8
Other assets less liabilities....................................................       3,350,305          1.2
                                                                                   --------------        -----
Net Assets.......................................................................  $  269,278,390        100.0%
                                                                                   --------------        -----

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investment at market value
    (Identified cost $250,694,943).....  $265,928,085
  Cash.................................        10,680
  Interest receivable..................     4,729,173
  Deferred organization costs and other
    assets.............................        72,521
                                         ------------
      TOTAL ASSETS.....................   270,740,459
                                         ------------
LIABILITIES:
  Payables:
    Distributions payable..............       983,403
    Capital stock repurchased..........       233,273
    Services provided by The Bank of
      New York and Administrator.......       182,140
  Accrued expenses and other
    liabilities........................        63,253
                                         ------------
      TOTAL LIABILITIES................     1,462,069
                                         ------------
NET ASSETS:                              $269,278,390
                                         ------------
SOURCES OF NET ASSETS:
  Capital stock @ par..................  $     26,207
  Capital surplus......................   253,524,554
  Accumulated net realized gain on
    investments........................       494,487
  Net unrealized appreciation on
    investments........................    15,233,142
                                         ------------
NET ASSETS.............................  $269,278,390
                                         ------------
INSTITUTIONAL SHARES:
  Net assets...........................  $269,084,756
                                         ------------
  Shares outstanding...................    26,189,329
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      10.27
                                         ------------
INVESTOR SHARES:
  Net assets...........................  $    193,634
                                         ------------
  Shares outstanding...................        18,831
                                         ------------
  Net asset value, offering price and
    repurchase price per share.........  $      10.28
                                         ------------
Institutional Shares authorized at
  $.001 par value......................   200,000,000
Investor Shares authorized at $.001 par
  value................................   200,000,000

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD APRIL 1, 1997* THROUGH
                               DECEMBER 31, 1997

INVESTMENT INCOME:
  Interest..............................  $10,479,407
                                          -----------
EXPENSES:
  Advisory..............................    1,013,662
  Administration........................      405,467
  12b-1 fee--Investor Shares............          109
  Accounting Services...................       45,000
  Custodian.............................       32,587
  Cash management.......................       12,027
  Transfer agent........................       45,366
  Audit.................................       14,001
  Directors.............................        5,264
  Reports to shareholders...............       16,488
  Registration and filings..............       18,896
  Legal.................................        5,950
  Other.................................       25,330
                                          -----------
    TOTAL EXPENSES......................    1,640,147
                                          -----------
    NET INVESTMENT INCOME...............    8,839,260
                                          -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS--
  Net realized gain on investments......    1,461,550
  Increase in unrealized appreciation on
    investments during the period.......    6,763,697
                                          -----------
  Net realized and unrealized gain on
    investments.........................    8,225,247
                                          -----------
  Net increase in net assets resulting
    from operations.....................  $17,064,507
                                          -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH DECEMBER 31, 1997

--------------------------------------------------------------------------------

OPERATIONS:
Net investment income.................................................................  $ 8,839,260
Net realized gain on investments......................................................    1,461,550
Increase in unrealized appreciation on investments during the period..................    6,763,697
                                                                                        -----------
  Net increase in net assets resulting from operations................................   17,064,507
                                                                                        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........................   (8,837,526)
                                        Investor Shares...............................       (1,734)
  Distributions from capital gains: Institutional Shares..............................     (966,370)
                                    Investor Shares...................................         (693)
                                                                                        -----------
                                                                                         (9,806,323)
                                                                                        -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....................  290,281,587
                                    Investor Shares...................................      240,225
  Proceeds from shares issued on reinvestment of dividends: Institiutional Shares.....    1,026,353
                                                            Investor Shares...........        2,234
  Cost of capital stock repurchased: Institutional Shares.............................  (29,480,055)
                                     Investor Shares..................................      (50,138)
                                                                                        -----------
    Net increase in net assets resulting from capital stock transactions..............  262,020,206
                                                                                        -----------
      INCREASE IN NET ASSETS..........................................................  269,278,390
NET ASSETS:
  Beginning of period.................................................................          -0-
                                                                                        -----------
  End of period.......................................................................  $269,278,390
                                                                                        -----------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................................   28,986,038
               Investor Shares........................................................       23,533
  Shares issued on reinvestment of dividends: Institutional Shares....................       99,981
                                              Investor Shares.........................          218
  Shares repurchased: Institutional Shares............................................   (2,896,690)
                      Investor Shares.................................................       (4,920)
                                                                                        -----------
    Net increase......................................................................   26,208,160
  Shares outstanding, beginning of period.............................................          -0-
                                                                                        -----------
  Shares outstanding, end of period...................................................   26,208,160
                                                                                        -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                              INSTITUTIONAL
                                                                 SHARES      INVESTOR SHARES
                                                              -------------  ---------------
                                                                 FOR THE
                                                              PERIOD APRIL   FOR THE PERIOD
                                                                1, 1997*      MAY 1, 1997*
                                                                 THROUGH         THROUGH
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1997            1997
                                                              -------------  ---------------
PER SHARE DATA:
Net asset value at beginning of period......................    $   10.00       $    9.99
                                                              -------------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................         0.33            0.27
Net realized and unrealized gain on investments.............         0.31            0.33
                                                              -------------        ------
  Total from investment operations..........................         0.64            0.60
                                                              -------------        ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................        (0.33)          (0.27)
Distributions from capital gains............................        (0.04)          (0.04)
                                                              -------------        ------
  Total dividends and distributions.........................        (0.37)          (0.31)
                                                              -------------        ------
Net asset value at end of period............................    $   10.27       $   10.28
                                                              -------------        ------
TOTAL RETURN:...............................................         6.50%**         6.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).................    $ 269,085       $     194
Ratio to average net assets of:
  Expenses..................................................         0.81%***         1.15%***
  Net investment income.....................................         4.36%***         3.98%***
Portfolio turnover rate.....................................           30%             30%

* COMMENCEMENT OF OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               COMMERCIAL PAPER--36.7%
               AGRIBUSINESS--2.0%
$  20,000,000  Cargill, Inc., 5.67%+,
               3/02/98..................  $   19,811,000
   15,000,000  Cargill, Inc., 5.72%+,
               2/17/98..................      14,887,983
                                          --------------
                                              34,698,983
                                          --------------
               ASSET BACKED SECURITIES--CREDIT
               CARDS--1.4%
   15,000,000  Riverwoods Funding Corp.,
               5.60%+, 2/04/98..........      14,920,667
   10,000,000  Riverwoods Funding Corp.,
               5.69%+, 1/20/98..........       9,969,969
                                          --------------
                                              24,890,636
                                          --------------
               ASSET BACKED SECURITIES--TRADE & LEASE
               RECEIVABLES--1.1%
   20,000,000  Sheffield Receivables
               Corp., 5.77%+, 1/21/98...      19,935,889
                                          --------------
               BANKS--FOREIGN INSTITUTIONS--1.1%
   10,000,000  Commonwealth Bank of
               Australia, 5.58%+,
               4/18/98..................       9,838,514
   10,000,000  Societe Generale, 5.90%+,
               10/20/98.................       9,994,571
                                          --------------
                                              19,833,085
                                          --------------
               BROKERAGE SERVICES--0.8%
    5,000,000  Merrill Lynch & Co.,
               Inc., 5.70%+, 2/10/98....       4,968,333
   10,000,000  Merrill Lynch & Co.,
               Inc., 5.72%+, 7/13/98....       9,887,189
                                          --------------
                                              14,855,522
                                          --------------

  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               COMMERCIAL PAPER (CONTINUED)
               CHEMICALS--1.7%
$  15,000,000  du Pont (E.I.) de Nemours
               & Co., 5.54%+, 3/18/98...  $   14,824,567
   15,000,000  du Pont (E.I.) de Nemours
               & Co., 5.70%+, 1/28/98...      14,935,875
                                          --------------
                                              29,760,442
                                          --------------
               ELECTRICAL & ELECTRONIC EQUIPMENT--3.2%
    6,700,000  Emerson Electric Co.,
               5.77%+, 2/12/98..........       6,654,898
    5,000,000  General Electric Co.,
               5.54%+, 3/27/98..........       4,934,597
   25,500,000  Hewlett Packard Co.,
               5.80%+, 1/08/98..........      25,471,242
   10,000,000  Hewlett Packard Co.,
               5.90%+, 1/21/98..........       9,967,222
   10,000,000  Siemens Capital Corp.,
               5.58%+, 2/06/98..........       9,944,200
                                          --------------
                                              56,972,159
                                          --------------
               EQUIPMENT LEASING--2.0%
   15,000,000  FCAR Owner Trust, 5.51%+,
               1/14/98..................      14,970,154
   15,000,000  FCAR Owner Trust, 5.67%+,
               1/16/98..................      14,964,563
    5,000,000  Republic Industries
               Funding Corp., 5.75%+,
               1/13/98..................       4,990,417
                                          --------------
                                              34,925,134
                                          --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               COMMERCIAL PAPER (CONTINUED)
               FINANCE COMPANIES--CAPTIVE--2.1%
$   7,768,000  MetLife Funding, Inc.,
               5.68%+, 2/26/98..........  $    7,699,366
   20,000,000  MetLife Funding, Inc.,
               5.68%+, 1/22/98..........      19,933,733
   10,000,000  Pitney Bowes Credit Co.,
               5.44%+, 1/12/98..........       9,983,225
                                          --------------
                                              37,616,324
                                          --------------
               FINANCE COMPANIES--NON-CAPTIVE &
               INDEPENDENT--3.7%
   15,000,000  Associates Corp. of North
               America, 5.56%+,
               2/12/98..................      14,902,700
   20,000,000  Associates Corp. of North
               America, 5.81%+,
               1/28/98..................      19,912,850
   20,000,000  General Electric Capital
               Corp., 5.52%+, 2/05/98...      19,892,667
   10,000,000  General Electric Credit
               Corp., 5.65%+, 1/12/98...       9,982,736
                                          --------------
                                              64,690,953
                                          --------------
               FOOD PROCESSING--2.8%
   15,000,000  Campbell Soup Co.,
               5.59%+, 5/26/98..........      14,662,271
   15,000,000  Kellogg Co., 5.72%+,
               2/20/98..................      14,880,833
   20,000,000  Sara Lee Corp., 6.10%+,
               1/06/98..................      19,983,056
                                          --------------
                                              49,526,160
                                          --------------
  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               COMMERCIAL PAPER (CONTINUED)
               FOREIGN GOVERNMENT & RELATED ISSUES--0.8%
$  15,000,000  Oesterreichische
               Kontroll, 5.71%+,
               2/05/98..................  $   14,916,729
                                          --------------
               FOREIGN RETAIL SPECIALTY--0.9%
   15,889,000  St. Michael Finance Ltd.,
               5.71%+, 1/23/98..........      15,833,556
                                          --------------
               INSURANCE--HEALTH--0.6%
   10,000,000  AIG Funding, Inc.,
               5.73%+, 1/15/98..........       9,977,717
                                          --------------
               INSURANCE--NON HEALTH--0.6%
   10,000,000  Prudential Funding Corp.,
               5.80%+, 1/13/98..........       9,980,667
                                          --------------
               LEASING (WHOLESALE & RETAIL)-- AUTOS,
               TRUCKS & RV'S--0.3%
    5,000,000  Ford Motor Credit Co.,
               5.69%+, 4/02/98..........       4,928,085
                                          --------------
               NON-BANKING HOLDING COMPANIES-- 1.5%
    4,700,000  USAA Capital Corp.,
               5.54%+, 1/05/98..........       4,697,107
    7,000,000  USAA Capital Corp.,
               5.56%+, 2/13/98..........       6,953,512
   10,000,000  USAA Capital Corp.,
               5.75%+, 2/12/98..........       9,932,917
    5,700,000  USAA Capital Corp.,
               5.76%+, 1/29/98..........       5,674,464
                                          --------------
                                              27,258,000
                                          --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               COMMERCIAL PAPER (CONTINUED)
               PHARMACEUTICAL, HEALTH CARE, COSMETICS &
               SOAPS--4.5%
$  15,000,000  Abbott Laboratories,
               6.00%+, 1/06/98..........  $   14,987,500
   10,000,000  Clorox Co., 5.68%+,
               1/16/98..................       9,976,333
   10,000,000  Clorox Co., 5.75%+,
               1/16/98..................       9,976,042
   15,000,000  Procter & Gamble Co.,
               5.50%+, 1/08/98..........      14,983,958
   10,000,000  Procter & Gamble Co.,
               5.59%+, 2/06/98..........       9,944,100
   10,000,000  Procter & Gamble Co.,
               5.68%+, 1/22/98..........       9,966,867
   10,000,000  Schering Corp., 5.70%+,
               3/19/98..................       9,878,083
                                          --------------
                                              79,712,883
                                          --------------
               STONE, CLAY AND GLASS PRODUCTS--0.3%
    5,000,000  Guardian Industries
               Corp., 5.80%+, 1/23/98...       4,982,278
                                          --------------
               TELECOMMUNICATIONS--2.5%
   10,000,000  American Telephone &
               Telegraph Co., 5.64%+,
               4/02/98..................       9,857,433
   25,000,000  BellSouth
               Telecommunications, Inc.,
               5.70%+, 2/11/98..........      24,837,708
   10,000,000  BellSouth
               Telecommunications, Inc.,
               5.73%+, 2/25/98..........       9,912,458
                                          --------------
                                              44,607,599
                                          --------------
  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               COMMERCIAL PAPER (CONTINUED)
               TELECOMMUNICATIONS--NON-U.S.--0.8%
$  14,690,000  France Telecom, 5.55%+,
               2/05/98..................  $   14,610,735
                                          --------------
               UTILITIES--ELECTRIC--2.0%
   10,000,000  National Rural Utilities
               Cooperative Finance
               Corp., 5.57%+, 5/15/98...       9,792,672
   10,000,000  National Rural Utilities
               Cooperative Finance
               Corp., 5.60%+, 2/06/98...       9,944,000
   15,000,000  National Rural Utilities
               Cooperative Finance
               Corp., 5.65%+, 2/12/98...      14,901,125
                                          --------------
                                              34,637,797
                                          --------------
               TOTAL COMMERCIAL PAPER
               (Cost $649,151,333)......     649,151,333
                                          --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
            UNITED STATES GOVERNMENT AGENCIES
            & OBLIGATIONS--12.6%
            UNITED STATES GOVERNMENT AGENCY
            SECURITIES--6.8%
            Federal Farm Credit
            Bank,
$11,395,000 5.51%, 1/02/98......  $ 11,394,954
10,000,000  5.70%, 11/03/98.....     9,998,690
            Federal Home Loan
            Bank,
 5,000,000  5.675%, 2/12/98.....     5,000,077
10,000,000  5.80%, 6/12/98......     9,998,758
15,000,000  5.75%, 8/18/98......    15,000,000
15,000,000  5.80%, 9/18/98......    15,004,190
 5,000,000  5.825%, 12/17/98....     5,003,221
            Federal National
            Mortgage
            Association,
 8,000,000  5.50%, 2/18/98......     7,998,801
 8,000,000  5.51%, 2/24/98......     7,999,302
 5,250,000  5.84%, 6/10/98......     5,251,957
 8,005,000  5.68%, 7/31/98......     8,003,870
 5,000,000  5.76%, 11/04/98.....     4,997,940
            Student Loan
            Marketing
            Association,
 5,000,000  5.85%, 6/10/98......     5,001,745
10,000,000  5.74%, 12/17/98.....     9,994,929
                                  ------------
                                   120,648,434
                                  ------------
PRINCIPAL                            MARKET
  AMOUNT                             VALUE
----------                        ------------
               UNITED STATES GOVERNMENT AGENCIES &
               OBLIGATIONS (CONTINUED)

               UNITED STATES TREASURY NOTES--5.8%
$  16,000,000  5.625%, 1/31/98..........  $   15,998,645
   26,000,000  5.00%, 1/31/98...........      25,985,197
   25,000,000  5.125%, 2/28/98..........      24,975,334
   15,000,000  5.875%, 4/30/98..........      15,002,424
   10,000,000  5.875%, 8/15/98..........      10,005,945
    5,000,000  5.50%, 11/15/98..........       4,989,072
    5,000,000  5.125%, 12/31/98.........       4,975,603
                                          --------------
                                             101,932,220
                                          --------------
               TOTAL UNITED STATES
               GOVERNMENT AGENCIES &
               OBLIGATIONS
               (Cost $222,580,654)......     222,580,654
                                          --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               CERTIFICATES OF DEPOSIT--4.3%
               BANKS--FOREIGN INSTITUTIONS--3.8%
$  10,000,000  ABN AMRO Bank, 5.93%,
               6/19/98..................  $   10,000,499
   11,000,000  Barclays Bank PLC, 5.71%,
               1/20/98..................      11,000,421
    4,000,000  Bayerische Landesbank,
               5.86%, 7/17/98...........       3,999,037
   10,000,000  National Westminster
               Bank, 5.83%, 10/14/98....       9,996,999
    5,000,000  Rabobank Nederland NV,
               5.70%, 5/12/98...........       4,999,735
    5,000,000  Royal Bank of Canada,
               5.88%, 9/17/98...........       5,000,452
    5,000,000  Swiss Bank Corp., 5.86%,
               7/17/98..................       4,998,086
   10,000,000  Westdeutsche Landesbank
               Girozen, 5.64%,
               1/23/98..................      10,000,098
    7,000,000  Westpac Banking Corp.,
               5.83%, 1/15/98...........       7,000,244
                                          --------------
                                              66,995,571
                                          --------------
               BANK HOLDING COMPANY--0.5%
   10,000,000  Bankers Trust Co., 5.91%,
               7/17/98..................       9,995,298
                                          --------------
               TOTAL CERTIFICATES OF
               DEPOSIT
               (Cost $76,990,869).......      76,990,869
                                          --------------
  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               TIME DEPOSITS--2.3%
$  30,000,000  Harris Trust Bank of
               Chicago, 6.50%, 1/02/98..  $   30,000,000
   10,000,000  Wachovia Bank of North
               Carolina, 5.9375%,
               1/02/98..................      10,000,000
                                          --------------
               TOTAL TIME DEPOSITS
               (Cost $40,000,000).......      40,000,000
                                          --------------
               FLOATING RATE NOTES--1.7%
               BANK HOLDING COMPANY--0.6%
   10,000,000  American Express
               Centurion Bank, 5.96%+,
               payable monthly, interest
               rate resets monthly, next
               interest rate reset date
               1/10/98, final maturity
               11/10/98.................      10,000,000
                                          --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               FLOATING RATE NOTES (CONTINUED)
               BROKERAGE SERVICES--1.1%
$  10,000,000  Bear Stearns Cos. Inc.,
               5.98%+, payable monthly,
               interest rate resets
               monthly, next interest
               rate reset date 1/06/98,
               final maturity
               11/06/98.................  $   10,000,000
   10,000,000  Merrill Lynch & Co.,
               5.94047%+, payable
               monthly, interest rate
               resets monthly, next
               interest rate reset date
               1/13/98, final maturity
               7/13/98..................      10,000,000
                                          --------------
                                              20,000,000
                                          --------------
               TOTAL FLOATING RATE NOTES
               (Cost $30,000,000).......      30,000,000
                                          --------------
               BANK NOTES--1.1%
   10,000,000  LaSalle National Bank,
               5.71%, 7/27/98...........       9,990,168
   10,000,000  Wachovia Bank of North
               Carolina, 6.15%,
               5/06/98..................       9,996,522
                                          --------------
               TOTAL BANK NOTES
               (Cost $19,986,690).......      19,986,690
                                          --------------
  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               CORPORATE BONDS--0.8%
$   4,240,000  Norwest Corp., 6.00%,
               10/13/98.................  $    4,242,277
   10,000,000  Norwest Financial, Inc.,
               5.50%, 4/15/98...........       9,993,083
                                          --------------
               TOTAL CORPORATE BONDS
               (Cost $14,235,360).......      14,235,360
                                          --------------
               REPURCHASE AGREEMENTS--40.4%
               REPURCHASE AGREEMENT WITH BZW SECURITIES,
               INC.--6.8%
  120,000,000  6.60%, due 1/02/98,
               repurchase price
               $120,044,000
               (Collateral--
               InterAmerican Development
               Bank Bonds, 6.375%-6.80%,
               Federal National Mortgage
               Association Notes,
               5.95%-6.36%,
               12/17/99-12/27/04;
               Federal Farm Credit Bank
               Note, 6.19%, 12/29/00;
               African Development Bank
               Bond, 7.75%, 12/15/01;
               aggregate market value
               $122,401,002) (Cost
               $120,000,000)............     120,000,000
                                          --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH DEAN WITTER
               REYNOLDS--7.1%
$ 125,000,000  6.80%, due 1/02/98,
               repurchase price
               $125,047,222
               (Collateral--United
               States Treasury Notes,
               5.875%-6.50%,
               5/31/98-4/30/99; United
               States Treasury Bond,
               6.625%, 2/15/27; Federal
               National Mortgage
               Association Bonds,
               6.00%-9.50%,
               6/25/20-7/25/22; Federal
               Home Loan Mortgage
               Corporation Bonds,
               6.35%-8.85%,
               5/15/19-8/15/25;
               aggregate market value
               plus accrued interest
               $128,680,326) (Cost
               $125,000,000)............  $  125,000,000
                                          --------------
  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK
               AG--6.8%
$ 120,000,000  6.78%, due 1/02/98,
               repurchase price
               $120,045,200
               (Collateral--Federal
               National Mortgage
               Association Bonds,
               5.38%-13.28%;
               4/25/11-12/25/23; Federal
               Home Loan Mortgage
               Corporation Bonds,
               6.00%-8.00%,
               3/15/12-1/15/22;
               aggregate market value
               plus accrued interest
               $123,600,001) (Cost
               $120,000,000)............  $  120,000,000
                                          --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH GOLDMAN, SACHS
               & CO.--7.3%
$ 129,503,000  6.55%, due 1/02/98,
               repurchase price
               $129,550,125
               (Collateral-- United
               States Treasury Bond,
               6.125%, 11/15/27;
               Tennessee Valley
               Authority Development
               Bond, 8.25%, 4/15/42;
               International Bank for
               Reconstruction and
               Development Bond, 5.25%,
               9/16/03; Federal National
               Mortgage Association
               Notes, 5.84%-6.59%,
               3/29/99-11/26/07; Federal
               Home Loan Mortgage
               Corporation Note, 6.665%,
               1/06/98; Federal Home
               Loan Bank Notes,
               including Zero Coupon
               Notes, 0.00%-6.00%,
               1/23/98-6/29/00; Federal
               Farm Credit Bank Note,
               6.07%, 11/24/99; Asian
               Development Bank Bonds,
               6.125%-9.125%,
               6/01/00-3/09/04; African
               Development Bank Bond,
               9.30%, 7/01/00; aggregate
               market value plus accrued
               interest $132,094,002)
               (Cost $129,503,000)......  $  129,503,000
                                          --------------
  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH J.P. MORGAN
               SECURITIES, INC.--5.6%
$ 100,000,000  6.50%, due 1/02/98,
               repurchase price
               $100,036,111
               (Collateral--Student Loan
               Marketing Association
               Zero Coupon Note,
               5/21/98; International
               Bank for Reconstruction
               and Development Bonds/
               Notes including Zero
               Coupon Notes,
               0.00%-9.50%;
               1/27/98-3/01/26;
               InterAmerican Development
               Bank Bonds, 6.80%-7.00%,
               6/15/25-10/15/25; Federal
               National Mortgage
               Association Notes,
               6.40%-6.96%,
               12/27/04-4/01/07; African
               Development Bank Bond,
               9.30%, 7/01/00; aggregate
               market value plus accrued
               interest $102,000,894)
               (Cost $100,000,000)......  $  100,000,000
                                          --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL                                   MARKET
   AMOUNT                                     VALUE
-------------                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH SMITH BARNEY,
               INC.--6.8%
$ 120,000,000  6.75%, due 1/02/98,
               repurchase price
               $120,045,000
               (Collateral-- Government
               National Mortgage
               Association
               Mortgage-backed
               securities, 6.125%-8.00%,
               6/15/06-12/20/27;
               International Bank for
               Reconstruction and
               Development Bonds
               including Zero Coupon
               Bonds, 0.00%-8.64%,
               2/15/98-2/15/16;
               InterAmerican Development
               Bond, 6.625%, 3/07/07;
               Federal National Mortgage
               Association Bonds,
               5.15%-10.30%,
               2/25/08-8/25/26; Federal
               Home Loan Mortgage
               Corporation Notes/ Bonds
               including Zero Coupon
               Bonds, 0.00%-11.875%,
               1/21/98-6/15/35;
               aggregate market value
               plus accrued interest
               $123,171,415) (Cost
               $120,000,000)............  $  120,000,000
                                          --------------
               TOTAL REPURCHASE
               AGREEMENTS--
               (Cost $714,503,000)......     714,503,000
                                          --------------
                                              MARKET
                                              VALUE
                                          --------------
               TOTAL INVESTMENTS
               (Cost
               $1,767,447,906)(a)--
               99.9%....................  $1,767,447,906
               Other assets less
               liabilities--0.1%........       1,194,532
                                          --------------
               NET ASSETS--100.0%.......  $1,768,642,438
                                          --------------

(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.
+ REPRESENTS YIELD AT TIME OF PURCHASE FOR COMMERCIAL PAPER, AND INTEREST RATE IN EFFECT AT DECEMBER 31, 1997 FOR FLOATING RATE NOTES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    including repurchase agreements
    of $714,503,000 (Identified cost
    $1,767,447,906)..................  $1,767,447,906
  Cash...............................             756
  Interest receivable................       6,602,111
  Other assets.......................         103,057
                                       --------------
      TOTAL ASSETS...................   1,774,153,830
                                       --------------
LIABILITIES:
  Payables:
    Dividends........................       4,913,565
    Services provided by The Bank of
      New York and Administrator.....         450,852
  Accrued expenses and other
    liabilities......................         146,975
                                       --------------
      TOTAL LIABILITIES..............       5,511,392
                                       --------------
NET ASSETS:..........................  $1,768,642,438
                                       --------------
SOURCES OF NET ASSETS:...............
  Capital stock @ par................  $    1,768,629
  Capital surplus....................   1,766,860,147
  Undistributed net investment
    income...........................          13,662
                                       --------------
NET ASSETS...........................  $1,768,642,438
                                       --------------
HAMILTON SHARES:
  Net assets.........................  $1,063,578,744
                                       --------------
  Shares outstanding.................   1,063,570,528
                                       --------------
  Net asset value, offering price and
    repurchase price per share.......  $         1.00
                                       --------------
HAMILTON PREMIER SHARES:
  Net assets.........................  $  688,339,180
                                       --------------
  Shares outstanding.................     688,333,863
                                       --------------
  Net asset value, offering price and
    repurchase price per share.......  $         1.00
                                       --------------
HAMILTON CLASSIC SHARES:
  Net assets.........................  $   16,724,514
                                       --------------
  Shares outstanding.................      16,724,385
                                       --------------
  Net asset value, offering price and
    repurchase price per share.......  $         1.00
                                       --------------
Hamilton Shares authorized at $.001
  par value..........................   3,000,000,000
Hamilton Premier Shares authorized at
  $.001 par value....................   3,000,000,000
Hamilton Classic Shares authorized at
  $.001 par value....................   3,000,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
  Interest..............................  $76,259,992
                                          -----------
EXPENSES:
  Advisory..............................    1,364,166
  Administration........................    1,364,166
  12b-1 fee--Hamilton Classic Shares....       42,527
  Servicing fee: Hamilton Premier
    Shares..............................    1,386,288
                 Hamilton Classic
    Shares..............................       42,527
  Accounting services...................       60,000
  Custodian.............................      124,624
  Cash management.......................       49,590
  Transfer agent: Hamilton Shares.......       18,873
                  Hamilton Premier
    Shares..............................       80,363
                  Hamilton Classic
    Shares..............................       14,364
  Audit.................................       68,406
  Insurance.............................       32,481
  Directors.............................       10,804
  Reports to shareholders...............       62,251
  Registration and filings..............       89,260
  Legal.................................       29,544
  Other.................................      108,489
                                          -----------
    TOTAL EXPENSES......................    4,948,723
    Earnings credit adjustment (Note
      3)................................      (29,151)
                                          -----------
    NET EXPENSES........................    4,919,572
                                          -----------
    NET INVESTMENT INCOME...............  $71,340,420
                                          -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                ------------------------------
                                                                                     1997            1996
                                                                                --------------  --------------
OPERATIONS:
  Net investment income.......................................................  $   71,340,420  $   57,040,613
                                                                                --------------  --------------
  Net increase in net assets resulting from operations........................      71,340,420      57,040,613
                                                                                --------------  --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares.......................     (42,331,939)    (35,659,908)
                                        Hamilton Premier Shares...............     (28,179,930)    (20,772,078)
                                        Hamilton Classic Shares...............        (801,227)       (608,627)
                                                                                --------------  --------------
                                                                                   (71,313,096)    (57,040,613)
                                                                                --------------  --------------
  Distributions from capital gains: Hamilton Shares...........................          (8,151)            -0-
                                    Hamilton Premier Shares...................          (5,383)            -0-
                                    Hamilton Classic Shares...................            (128)            -0-
                                                                                --------------  --------------
                                                                                       (13,662)            -0-
                                                                                --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares...........................   3,379,741,425   2,408,255,035
                                    Hamilton Premier Shares...................   5,351,767,320   4,388,644,318
                                    Hamilton Classic Shares...................      27,744,272      28,058,002
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...       4,222,183       4,380,461
                                                            Hamilton Premier
    Shares....................................................................      14,839,743      11,294,784
                                                            Hamilton Classic
    Shares....................................................................         700,778         599,324
  Cost of capital stock repurchased: Hamilton Shares..........................  (2,929,817,113) (2,407,263,969)
                                     Hamilton Premier Shares..................  (5,142,031,650) (4,276,343,748)
                                     Hamilton Classic Shares..................     (25,199,060)    (18,277,323)
                                                                                --------------  --------------
    Increase in net assets resulting from capital stock transactions..........     681,967,898     139,346,884
                                                                                --------------  --------------
      INCREASE IN NET ASSETS..................................................     681,981,560     139,346,884
NET ASSETS:
  Beginning of year...........................................................   1,086,660,878     947,313,994
                                                                                --------------  --------------
  End of year.................................................................  $1,768,642,438  $1,086,660,878
                                                                                --------------  --------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Hamilton Shares................................................   3,379,741,425   2,408,255,035
               Hamilton Premier Shares........................................   5,351,767,320   4,388,644,318
               Hamilton Classic Shares........................................      27,744,272      28,058,002
  Shares issued on reinvestment of dividends: Hamilton Shares.................       4,222,183       4,380,461
                                              Hamilton Premier Shares.........      14,839,743      11,294,784
                                              Hamilton Classic Shares.........         700,778         599,324
  Shares repurchased: Hamilton Shares.........................................  (2,929,817,113) (2,407,263,969)
                      Hamilton Premier Shares.................................  (5,142,031,650) (4,276,343,748)
                      Hamilton Classic Shares.................................     (25,199,060)    (18,277,323)
                                                                                --------------  --------------
    Net increase..............................................................     681,967,898     139,346,884
  Shares outstanding, beginning of year.......................................   1,086,660,878     947,313,994
                                                                                --------------  --------------
  Shares outstanding, end of year.............................................   1,768,628,776   1,086,660,878
                                                                                --------------  --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                HAMILTON SHARES
                                                              ---------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                                1997         1996      1995      1994      1993
                                                              --------     --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year........................  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                                                              --------     --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................     0.053        0.052     0.057     0.040     0.030
                                                              --------     --------  --------  --------  --------
DIVIDENDS
Dividends from net investment income........................    (0.053)      (0.052)   (0.057)   (0.040)   (0.030)
                                                              --------     --------  --------  --------  --------
Net asset value at end of year..............................  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                                                              --------     --------  --------  --------  --------
TOTAL RETURN:...............................................      5.47%        5.30%     5.84%     4.02%     3.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).................  $1,063,579   $609,424  $604,053  $235,220  $307,395
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York.........      0.25%        0.27%     0.26%     0.30%     0.27%
  Expenses, prior to waiver from The Bank of New York.......      0.25%        0.27%     0.26%     0.32%     0.32%
  Net investment income, net of waiver from The Bank of New
    York....................................................      5.34%        5.17%     5.67%     3.92%     2.97%

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                                                   HAMILTON PREMIER SHARES
                                                                        ---------------------------------------------
                                                                                                           FOR THE
                                                                                                            PERIOD
                                                                                                          AUGUST 15,
                                                                                                            1994*
                                                                            YEAR ENDED DECEMBER 31,        THROUGH
                                                                        -------------------------------  DECEMBER 31,
                                                                          1997         1996      1995        1994
                                                                        --------     --------  --------  ------------
PER SHARE DATA:
Net asset value at beginning of period................................  $   1.00     $   1.00  $   1.00    $   1.00
                                                                        --------     --------  --------  ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................     0.051        0.049     0.054       0.017
                                                                        --------     --------  --------  ------------
DIVIDENDS
Dividends from net investment income..................................    (0.051)      (0.049)   (0.054)     (0.017)
                                                                        --------     --------  --------  ------------
Net asset value at end of period......................................  $   1.00     $   1.00  $   1.00    $   1.00
                                                                        --------     --------  --------  ------------
TOTAL RETURN:.........................................................      5.19%        5.03%     5.54%       1.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........................  $688,339     $463,759  $340,163    $107,799
Ratio to average net assets of:
  Expenses............................................................      0.51%        0.53%     0.54%       0.61%***
  Net investment income...............................................      5.09%        4.91%     5.40%       4.40%***

*   COMMENCEMENT OF INVESTMENT OPERATIONS.
**  NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                                                           HAMILTON CLASSIC SHARES
                                                                                  -----------------------------------------
                                                                                                                 FOR THE
                                                                                                                  PERIOD
                                                                                                               DECEMBER 4,
                                                                                                                  1995*
                                                                                   YEAR ENDED DECEMBER 31,       THROUGH
                                                                                  --------------------------   DECEMBER 31,
                                                                                    1997            1996           1995
                                                                                  --------      ------------   ------------
PER SHARE DATA:
Net asset value at beginning of period..........................................  $  1.00         $  1.00        $  1.00
                                                                                  --------      ------------   ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................................    0.047           0.046          0.004
                                                                                  --------      ------------   ------------
DIVIDENDS
Dividends from net investment income............................................   (0.047)         (0.046)        (0.004)
                                                                                  --------      ------------   ------------
Net asset value at end of period................................................  $  1.00         $  1.00        $  1.00
                                                                                  --------      ------------   ------------
TOTAL RETURN:...................................................................     4.80%           4.73%          0.40%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).....................................  $16,725         $13,478        $ 3,098
Ratio to average net assets of:
  Expenses......................................................................     0.88%           0.82%          0.76%***
  Net investment income.........................................................     4.71%           4.67%          5.18%***

*   COMMENCEMENT OF INVESTMENT OPERATIONS.
**  NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
------------                               -------------
              UNITED STATES GOVERNMENT
              OBLIGATIONS--12.5%
              UNITED STATES TREASURY BILLS--8.4%
$  5,000,000  5.27%+, 1/22/98............  $   4,984,629
   5,000,000  5.37%+, 2/05/98............      4,973,896
   5,000,000  5.16%+, 2/12/98............      4,969,871
   5,000,000  5.17%+, 3/05/98............      4,954,762
   5,000,000  5.20%+, 5/28/98............      4,893,834
                                           -------------
                                              24,776,992
                                           -------------
              UNITED STATES TREASURY NOTES--4.1%
   2,000,000  5.375%, 5/31/98............      1,998,758
   2,000,000  5.25%, 7/31/98.............      1,995,897
   2,000,000  5.875%, 8/15/98............      2,002,354
   2,000,000  6.00%, 9/30/98.............      2,005,445
   2,000,000  5.875%, 10/31/98...........      2,002,275
   2,000,000  5.50%, 11/15/98............      1,997,022
                                           -------------
                                              12,001,751
                                           -------------
              TOTAL UNITED STATES
              GOVERNMENT OBLIGATIONS--
              (Cost $36,778,743).........     36,778,743
                                           -------------

 PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
------------                               -------------
              REPURCHASE AGREEMENTS-- 87.6%
              REPURCHASE AGEEMENT WITH BZW
              SECURITIES--17.0%
$ 50,000,000  6.55%, due 1/02/98,
              repurchase price
              $50,018,194 (Collateral--
              United States Treasury
              Note, 5.875%, 10/31/98;
              aggregate market value plus
              accrued interest
              $51,000,879) (Cost
              $50,000,000)...............  $  50,000,000
                                           -------------
              REPURCHASE AGREEMENT WITH DEUTSCHE BANK
              AG--18.7%
  55,000,000  6.75%, due 1/02/98,
              repurchase price
              $55,020,625 (Collateral--
              United States Treasury
              Strips, 11/15/02-11/15/16;
              United States Treasury
              Notes, 5.875%-8.50%,
              2/28/99-11/15/00; United
              States Treasury Bills,
              1/22/98-12/10/98; aggregate
              market value plus accrued
              interest $56,100,908) (Cost
              $55,000,000)...............     55,000,000
                                           -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

       DECEMBER 31, 1997

--------------------------------------------------------------------------------

 PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
------------                               -------------
              REPURCHASE AGREEMENTS (CONTINUED)
              REPURCHASE AGREEMENT WITH GOLDMAN, SACHS &
              CO.--15.6%
$ 46,084,000  6.55%, due 1/02/98,
              repurchase price
              $46,100,769 (Collateral--
              United States Treasury
              Bond, 6.125%, 11/15/27;
              aggregate market value plus
              accrued interest
              $47,005,838) (Cost
              $46,084,000)...............  $  46,084,000
                                           -------------
              REPURCHASE AGREEMENT WITH J. P. MORGAN
              SECURITIES, INC.--17.6%
  52,000,000  6.30%, due 1/02/98,
              repurchase price
              $52,018,200 (Collateral--
              United States Treasury
              Note, 5.875%, 11/30/01;
              aggregate market value plus
              accrued interest
              $53,040,318) (Cost
              $52,000,000)...............     52,000,000
                                           -------------
 PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
------------                               -------------
              REPURCHASE AGREEMENTS (CONTINUED)
              REPURCHASE AGREEMENT WITH MORGAN STANLEY &
              CO.--18.7%
$ 55,000,000  6.25%, due 1/02/98,
              repurchase price
              $55,019,097 (Collateral--
              United States Treasury
              Note, 5.875%, 7/31/99;
              aggregate market value plus
              accrued interest
              $56,381,748) (Cost
              $55,000,000)...............  $  55,000,000
                                           -------------
              TOTAL REPURCHASE
              AGREEMENTS--
              (Cost $258,084,000)........    258,084,000
                                           -------------
              TOTAL INVESTMENTS
              (Cost $294,862,743)(a)--
              100.1%.....................    294,862,743
              Other assets less
              liabilities--(0.1%)........       (248,806)
                                           -------------
              NET ASSETS--100.0%.........  $ 294,613,937
                                           -------------

(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.
+  REPRESENTS DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES TREASURY
   BILLS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    including repurchase agreements of
    $258,084,000
    (Identified cost $294,862,743).....  $ 294,862,743
  Cash.................................          2,310
  Interest receivable..................        209,281
  Deferred organization costs and other
    assets.............................         56,840
                                         -------------
      TOTAL ASSETS.....................    295,131,174
                                         -------------
LIABILITIES:
  Payables:
    Dividends..........................        389,749
    Services provided by The Bank of
      New York and Administrator.......         80,061
  Accrued expenses and other
    liabilities........................         47,427
                                         -------------
      TOTAL LIABILITIES................        517,237
                                         -------------
NET ASSETS:............................  $ 294,613,937
                                         -------------
SOURCES OF NET ASSETS:
  Capital stock @ par..................  $     294,614
  Capital surplus......................    294,320,006
  Accumulated net realized loss on
    investments........................           (683)
                                         -------------
NET ASSETS.............................  $ 294,613,937
                                         -------------
HAMILTON SHARES:
  Net assets...........................  $ 110,719,396
                                         -------------
  Shares outstanding...................    110,719,481
                                         -------------
  Net asset value, offering price and
    repurchase price per share.........  $        1.00
                                         -------------
HAMILTON PREMIER SHARES:
  Net assets...........................  $ 183,894,541
                                         -------------
  Shares outstanding...................    183,895,139
                                         -------------
  Net asset value, offering price and
    repurchase price per share.........  $        1.00
                                         -------------
Hamilton Shares authorized at $.001 par
  value................................  2,000,000,000
Hamilton Premier Shares authorized at
  $.001 par value......................  2,000,000,000

                            STATEMENT OF OPERATIONS

            FOR THE PERIOD APRIL 1, 1997* THROUGH DECEMBER 31, 1997

INVESTMENT INCOME:
  Interest...............................  $5,031,581
                                           ----------
EXPENSES:
  Advisory...............................      90,633
  Administration.........................      90,633
  Servicing fee: Hamilton Premier
    Shares...............................     162,916
  Accounting services....................      45,000
  Custodian..............................      15,726
  Cash management........................       3,027
  Transfer agent: Hamilton Shares........       7,011
               Hamilton Premier Shares...       8,798
  Audit..................................       6,637
  Directors..............................       3,882
  Reports to shareholders................       5,768
  Registration and filings...............       4,704
  Legal..................................       2,799
  Other..................................       4,097
                                           ----------
    TOTAL EXPENSES.......................     451,631
  Fees waived/reimbursed by The Bank of
    New York.............................     (61,996)
                                           ----------
    NET EXPENSES.........................     389,635
                                           ----------
    NET INVESTMENT INCOME................   4,641,946
  Net realized loss on investments.......        (683)
                                           ----------
  Net increase in net assets resulting
    from operations......................  $4,641,263
                                           ----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH DECEMBER 31, 1997

--------------------------------------------------------------------------------

OPERATIONS:
  Net investment income..............................................................  $    4,641,946
  Net realized loss on investments...................................................            (683)
                                                                                       --------------
    Net increase in net assets resulting from operations.............................       4,641,263
                                                                                       --------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares..............................      (1,347,411)
                                        Hamilton Premier Shares......................      (3,294,535)
                                                                                       --------------
                                                                                           (4,641,946)
                                                                                       --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares..................................     213,597,568
                                    Hamilton Premier Shares..........................     880,125,419
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares..........       1,096,720
                                                            Hamilton Premier
    Shares...........................................................................       1,695,732
  Cost of capital stock repurchased: Hamilton Shares.................................    (103,974,807)
                                     Hamilton Premier Shares.........................    (697,926,012)
                                                                                       --------------
    Increase in net assets resulting from capital stock transactions.................     294,614,620
                                                                                       --------------
      INCREASE IN NET ASSETS.........................................................     294,613,937
NET ASSETS:
  Beginning of period................................................................             -0-
                                                                                       --------------
  End of period......................................................................  $  294,613,937
                                                                                       --------------
CHANGE IN CAPITAL STOCK OUTSTANDING:.................................................
  Shares sold: Hamilton Shares.......................................................     213,597,568
               Hamilton Premier Shares...............................................     880,125,419
  Shares issued on reinvestment of dividends: Hamilton Shares........................       1,096,720
                                              Hamilton Premier Shares................       1,695,732
  Shares repurchased: Hamilton Shares................................................    (103,974,807)
                      Hamilton Premier Shares........................................    (697,926,012)
                                                                                       --------------
    Net increase.....................................................................     294,614,620
  Shares outstanding, beginning of period............................................             -0-
                                                                                       --------------
  Shares outstanding, end of period..................................................     294,614,620
                                                                                       --------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                            HAMILTON
                                                           HAMILTON          PREMIER
                                                            SHARES           SHARES
                                                        ---------------  ---------------
                                                        FOR THE PERIOD   FOR THE PERIOD
                                                        APRIL 1, 1997*   APRIL 1, 1997*
                                                            THROUGH          THROUGH
                                                         DECEMBER 31,     DECEMBER 31,
                                                             1997             1997
                                                        ---------------  ---------------
PER SHARE DATA:
Net asset value at beginning of period................     $    1.00        $    1.00
                                                        ---------------  ---------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................         0.040            0.038
                                                        ---------------  ---------------
DIVIDENDS
Dividends from net investment income..................        (0.040)          (0.038)
                                                        ---------------  ---------------
Net asset value at end of period......................     $    1.00        $    1.00
                                                        ---------------  ---------------
TOTAL RETURN:.........................................          4.02%**          3.83%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........     $ 110,719        $ 183,895
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York...          0.25%***         0.50%***
  Expenses, prior to waiver from The Bank of New
    York..............................................          0.33%***         0.56%***
  Net investment income, net of waiver from The Bank
    of New York.......................................          5.29%***         5.06%***

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of ten series: BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Money Fund (the "Money Fund"), and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), (individually, a "Fund" and collectively, the "Funds"). All the Funds (except the Money Fund and the Treasury Money Fund) consist of two classes of shares: Institutional Shares and Investor Shares. The Money Fund consists of three classes of shares: Hamilton Shares, Hamilton Premier Shares, and Hamilton Classic Shares. The Treasury Money Fund consists of two classes of shares: Hamilton Shares and Hamilton Premier Shares.

  On April 1, 1997, the Equity Income Fund, Large Cap Growth Fund, Small Cap Growth Fund, Intermediate Investment Grade Fund and Intermediate Tax-Exempt Fund commenced operations of their respective Institutional Class of Shares as the result of a conversion of common and collective trust funds managed by The Bank of New York. The following chart summarizes pertinent data related to each Fund on the date of the conversion:

                               EQUITY        LARGE CAP
                               INCOME         GROWTH
                                FUND           FUND
                            -------------  -------------
Shares issued.............     18,189,661     28,808,732
Net assets................  $ 258,475,076  $ 288,087,324
Net asset value per
 share....................  $       14.21  $       10.00
Unrealized appreciation of
 converted Funds..........  $  49,514,077  $ 101,357,786


                                           INTERMEDIATE
                              SMALL CAP     INVESTMENT
                               GROWTH          GRADE
                                FUND           FUND
                            -------------  -------------
Shares issued.............      8,453,791     34,378,123
Net assets................  $  84,537,911  $ 343,781,232
Net asset value per
 share....................  $       10.00  $       10.00
Unrealized appreciation
 (depreciation) of
 converted Funds..........  $   9,660,997  $  (6,426,484)

                            INTERMEDIATE
                             TAX-EXEMPT
                                FUND
                            -------------
Shares issued.............     25,934,046
Net assets................  $ 259,340,465
Net asset value per
 share....................  $       10.00
Unrealized appreciation of
 converted Fund...........  $   8,399,206

  On July 1, 1997, an additional conversion of common and collective trust funds managed by The Bank of New York resulted in an increase in the Institutional Shares of the Large Cap Growth Fund, Intermediate Investment Grade Fund, and Intermediate

Tax-Exempt Fund. The following chart summarizes the pertinent data related to the July 1, 1997 conversion:

                                           INTERMEDIATE
                              LARGE CAP     INVESTMENT
                               GROWTH          GRADE
                                FUND           FUND
                            -------------  -------------
Shares issued.............      4,510,593      2,674,998
Net assets................  $  53,224,997  $  27,204,728
Net asset value per
 share....................  $       11.80  $       10.17
Unrealized appreciation
 (depreciation) of
 converted Funds..........  $  32,319,863  $     (19,615)


                            INTERMEDIATE
                             TAX-EXEMPT
                                FUND
                            -------------
Shares issued.............        360,366
Net assets................  $   3,643,301
Net asset value per
 share....................  $       10.11
Unrealized appreciation of
 converted Funds..........  $      70,239

  For financial reporting purposes, the increase in net assets resulting from the conversion, including the unrealized appreciation (depreciation) is reflected as proceeds from capital stock sold--Institutional Shares in each Fund's Statement of Changes in Net Assets.

  In addition, on April 1, 1997, the Equity Income Fund, Intermediate Government Fund, and Intermediate New York Tax-Exempt Fund transferred shares from their respective Investor Class of Shares to their respective Institutional Class of Shares as follows:

                               EQUITY      INTERMEDIATE
                               INCOME       GOVERNMENT
                                FUND           FUND
                            -------------  -------------
Shares converted..........     14,210,212      5,760,887
Dollar amount of
 conversion...............  $ 201,927,107  $  54,901,254


                            INTERMEDIATE
                              NEW YORK
                             TAX-EXEMPT
                                FUND
                            -------------
Shares converted..........      2,610,884
Dollar amount of
 conversion...............  $  26,526,577

  The shares and dollar amounts for each Fund relating to this transfer are included as an increase to Shares Sold--Institutional Shares and proceeds from capital stock sold-- Institutional Shares and an increase to Shares Repurchased--Investor Shares and cost of capital stock repurchased--Investor Shares on each Fund's respective Statement of Changes in Net Assets for the year ended December 31, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities traded only on the over the counter market are valued at the average of the quoted bid and asked prices in the over-the-counter market.

  The market value of written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund and Treasury Money Fund, and short-term securities with a remaining maturity of 60 days or less in all other Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities other than investments currently shown on the respective Fund's statement of assets and liabilities are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds (except the Money Fund and the Treasury Money Fund) may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectuses and Statement of Additional Information.

  When a Fund writes a call option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When a put option is purchased, the Fund will pay a premium. Premiums paid for put options are included as investments and are also adjusted to their current market value daily.

  If a written call expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over the exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  The Intermediate Government Fund, the Intermediate Investment Grade Fund, the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund and the Treasury Money Fund declare dividends daily and pay dividends monthly. The Equity Income Fund and the Large Cap Growth Fund declare and pay dividends monthly. The Small Cap Growth Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds except for the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund, and premiums on securities purchased for the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund, and the Treasury Money Fund are amortized.

(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) ORGANIZATION COSTS

  Costs incurred in connection with the organization and initial registration of the Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, and Treasury Money Fund are being amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment adviser (the "Adviser"). The Adviser manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Adviser's fee accrues daily and is payable monthly at the following annual rates:

                                         % OF AVERAGE
                                       DAILY NET ASSETS
                                       -----------------
Equity Income Fund...................           .60%
Large Cap Growth Fund................           .60%
Small Cap Growth Fund................           .75%
International Equity Fund............           .425%
Intermediate Government Fund.........           .50%
Intermediate Investment Grade Fund...           .50%
Intermediate New York Tax-
  Exempt Fund........................           .50%
Intermediate Tax-Exempt Fund.........           .50%
Money Fund...........................           .10%
Treasury Money Fund..................           .10%

  The International Equity Fund is also sub-advised by Indosuez International Investment Services (the "Sub-Adviser"), a subsidiary of Banque Indosuez. The Sub-Adviser's fee accrues daily and is payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist generally in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                         % OF AVERAGE
                                       DAILY NET ASSETS
                                       -----------------
Equity Income Fund...................           .20%
Large Cap Growth Fund................           .20%
Small Cap Growth Fund................           .20%
International Equity Fund............           .20%
Intermediate Government Fund.........           .20%
Intermediate Investment Grade Fund...           .20%
Intermediate New York Tax-
  Exempt Fund........................           .20%
Intermediate Tax-Exempt Fund.........           .20%
Money Fund...........................           .10%
Treasury Money Fund..................           .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. For the year ended December 31, 1997, the following Funds had significant reductions in their custody fees, as indicated below:

Equity Income Fund.....         $   9,783
Intermediate Investment
 Grade Fund............             7,205
Money Fund.............            29,151

The Bank of New York also serves as the fund accounting agent and cash management administrator.

  As of December 31, 1997, The Bank of New York has voluntarily agreed to assume/ waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                        INSTITUTIONAL      INVESTOR
                           SHARES           SHARES
                        -------------  -----------------
Large Cap Growth
  Fund................        .82%           1.07%
Small Cap Growth
  Fund................        .97%           1.22%
International Equity
  Fund................       1.27%           1.52%
Intermediate
  Government Fund.....        .90%           1.15%
Intermediate
  Investment Grade
  Fund................        .90%           1.15%
Intermediate New York
  Tax-Exempt Fund.....        .90%           1.15%
Intermediate Tax-
  Exempt Fund.........        .90%           1.15%


                          HAMILTON     HAMILTON PREMIER
                           SHARES           SHARES
                        -------------  -----------------
Treasury Money Fund...        .25%            .50%

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund (except for the Treasury Money Fund). Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                                      DATE OF
                                                 IMPLEMENTATION OF
NAME OF FUND                      CLASS              12b-1 PLAN
-------------------------  --------------------  ------------------
Equity Income Fund.......        Investor          April 1, 1997
Large Cap Growth Fund....        Investor           May 1, 1997
Small Cap Growth Fund....        Investor           May 1, 1997
International Equity
  Fund...................        Investor           May 1, 1997
Intermediate Government
  Fund...................        Investor          April 1, 1997
Intermediate Investment
  Grade Fund.............        Investor           May 1, 1997
Intermediate New York
  Tax-Exempt Fund........        Investor          April 1, 1997
Intermediate
  Tax-Exempt Fund........        Investor           May 1, 1997
Money Fund...............    Hamilton Classic     December 4, 1995

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund and the Treasury Money Fund, pursuant to which, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Hamilton Premier Shares of the Treasury Money Fund are sold to certain institutions that enter into servicing agreements with BNY Hamilton Funds, Inc. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Hamilton Premier Shares of the Treasury Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund and the Treasury Money Fund.

4. PORTFOLIO SECURITIES

  During the periods indicated for the respective Funds, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                            EQUITY INCOME FUND (A)
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $          --  $          --
All Others.............    438,086,200    272,603,393


                          LARGE CAP GROWTH FUND (B)
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $          --  $          --
All Others.............    140,777,233    121,050,543

                          SMALL CAP GROWTH FUND (B)
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $          --  $          --
All Others.............    142,815,425     75,414,222

                             INTERNATIONAL EQUITY
                                   FUND (B)
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $          --  $          --
All Others.............    125,244,496     25,313,828

                                 INTERMEDIATE
                             GOVERNMENT FUND (A)
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $  35,537,210  $  27,331,619
All Others.............        985,939        170,000


                           INTERMEDIATE INVESTMENT
                                GRADE FUND (B)
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $ 120,529,138  $ 174,618,263
All Others.............    164,451,856    101,736,826

                            INTERMEDIATE NEW YORK
                             TAX-EXEMPT FUND (A)
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $          --  $          --
All Others.............     11,341,357      7,921,883

                           INTERMEDIATE TAX-EXEMPT
                                   FUND (B)
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $          --  $          --
All Others.............     82,513,470     78,211,590

(A) FOR THE YEAR ENDED DECEMBER 31, 1997.
(B) FOR THE PERIOD APRIL 1, 1997 (COMMENCEMENT OF INVESTMENT OPERATIONS) THROUGH DECEMBER 31, 1997.

5. FEDERAL INCOME TAXES

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 1997 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                             CAPITAL LOSS
                             CARRYFORWARD    EXPIRATION
                            --------------  -------------
International Equity
  Fund....................   $    114,800          2005
Intermediate Government
  Fund....................      1,358,600          2002
                                  681,600          2003
                                  447,700          2004
                                  390,800          2005
Intermediate New York
  Tax-Exempt Fund.........        135,600          2002
                                   75,600          2003
Treasury Money Fund.......            700          2005

6. WRITTEN OPTION ACTIVITY

  Transactions in written options were as follows:

EQUITY INCOME FUND
FOR THE YEAR ENDED DECEMBER 31, 1997:

                               NUMBER OF     PREMIUMS
                               CONTRACTS     RECEIVED
                             -------------  ----------
Options outstanding at
 December 31, 1996.........          -0-    $      -0-
Options written during the
 year......................        2,650       934,644
Options terminated in
 closing purchase
 transactions..............       (1,050)     (462,585)
Options exercised..........         (500)     (238,492)
Options expired............         (600)     (181,944)
                                  ------    ----------
Options outstanding at
 December 31, 1997.........          500    $   51,623
                                  ------    ----------
                                  ------    ----------

The cost of cancelling options in closing purchase transactions was $474,021 resulting in a net short-term capital loss of $11,436.

LARGE CAP GROWTH FUND
FOR THE PERIOD APRIL 1, 1997 (COMMENCEMENT OF
INVESTMENT OPERATIONS) THROUGH DECEMBER 31, 1997:

                                 NUMBER OF     PREMIUMS
                                 CONTRACTS     RECEIVED
                               -------------  -----------
Options outstanding at
 beginning of period.........          -0-     $     -0-
Options written during the
 period......................        2,330       388,564
Options terminated in closing
 purchase transactions.......         (100)      (10,950)
Options exercised............         (480)      (85,057)
Options expired..............         (650)      (95,233)
                                     -----    -----------
Options outstanding at
 December 31, 1997...........        1,100     $ 197,324
                                     -----    -----------
                                     -----    -----------

The cost of cancelling options in closing purchase transactions was $10,950. There was no capital gain or loss involved in these transactions.

SMALL CAP GROWTH FUND
FOR THE PERIOD APRIL 1, 1997 (COMMENCEMENT OF
INVESTMENT OPERATIONS) THROUGH DECEMBER 31, 1997:

                                 NUMBER OF     PREMIUMS
                                 CONTRACTS     RECEIVED
                               -------------  -----------
Options outstanding at
 beginning of period.........          -0-     $     -0-
Options written during the
 period......................          270        19,439
Options terminated in closing
 purchase transactions.......         (270)      (19,439)
                                     -----    -----------
Options outstanding at
 December 31, 1997...........          -0-     $     -0-
                                     -----    -----------
                                     -----    -----------

The cost of cancelling options in closing purchase transactions was $12,352 resulting in a net short-term capital gain of $7,087.
7. RESTRICTED SECURITIES

  The following chart shows securities held by the Funds at December 31, 1997 that are restricted:

INTERNATIONAL EQUITY FUND
FOR THE YEAR ENDED DECEMBER 31, 1997:

                                    DATE        U.S.
SECURITY                          ACQUIRED     $ COST
-------------------------------  -----------  ---------
Corporacion Geo SA, B Shares
 (ADR).........................     5/05/97   $  55,575
                                    6/05/97      98,380
                                    6/12/97      77,000
                                    6/13/97       8,150
                                    6/27/97      81,030
                                    9/05/97     120,900

The security shown above is restricted and illiquid and has been valued at fair value in accordance with procedures described in Note 2(A). The value of this security at December 31, 1997 was $627,550, representing 0.6% of net assets.

8. RECLASSIFICATION OF CAPITAL ACCOUNTS

  At December 31, 1997, reclassifications were made to the capital accounts of the Equity Income Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Government Fund, and Intermediate New York Tax-Exempt Fund, respectively, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

        REPORT OF INDEPENDENT AUDITORS

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BNY HAMILTON FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BNY Hamilton Funds, Inc. (BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Money Fund, and BNY Hamilton Treasury Money Fund) as of December 31, 1997, and the related statements of operations, changes in net assets, and financial highlights for the year then ended for the BNY Hamilton Equity Income Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, and BNY Hamilton Money Fund and for the period April 1, 1997 (commencement of investment operations) to December 31, 1997, for the BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate Tax-Exempt Fund and BNY Hamilton Treasury Money Fund. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report thereon dated February 7, 1997, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and the performance of other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Money Fund, and BNY Hamilton Treasury Money Fund (comprising the BNY Hamilton Funds, Inc.) as of December 31, 1997, the results of their operations, changes in their net assets and financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
New York, New York
February 13, 1998

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For federal income tax purposes, 40.14% and 44.87% of the ordinary income dividends paid to you during the year ended December 31, 1997 for BNY Hamilton Equity Income Fund and BNY Hamilton Large Cap Growth Fund, respectively, qualify for the corporate dividend deduction under section 243 of the Internal Revenue Code.

Capital gain distributions paid to shareholders by the Fund during the year ended December 31, 1997, whether taken in shares or cash, were:

                                                           28% CAPITAL GAIN              20% CAPITAL GAIN
                                                            DISTRIBUTIONS                 DISTRIBUTIONS
                                                     ----------------------------  ----------------------------
BNY Hamilton Equity Income Fund                                21,299,662                    22,289,541
BNY Hamilton Large Cap Growth Fund                              8,357,757                    40,012,009
BNY Hamilton Small Cap Growth Fund                              3,070,381                     3,138,008
BNY Hamilton Intermediate Tax-Exempt Fund                         444,293                       457,433

In addition, for the calendar year ended December 31, 1997, BNY Hamilton Intermediate New York Tax-Exempt Fund and BNY Hamilton Intermediate Tax-Exempt Fund designate 100% of the dividends paid by each Fund from net investment income as "exempt-interest dividends".

      DIRECTORS AND OFFICERS

      Edward L. Gardner, Director and Chairman of the Board
      Peter Herrick, Director
      Leif H. Olsen, Director
      Stephen Stamas, Director
      James E. Quinn, Director
      J. David Huber, Chief Executive Officer
      William J. Tomko, President
      Michael J. Brascetra, Vice President
      Mary A. Madick, Vice President
      Anthony L. Mercure, Vice President
      Nimish Bhatt, Treasurer
      Ellen Stoutamire, Secretary
      Alaina Metz, Assistant Secretary

      INVESTMENT ADVISER
      The Bank of New York

      ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

      TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

      CUSTODIAN
      The Bank of New York

      INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP

      LEGAL COUNSEL
      Sullivan & Cromwell

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                                                   02/98  BNY-0081